UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

2405 York Road, Suite 201, Lutherville-Timonium, Maryland 21093

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1.	Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

OCTOBER 31, 2020

2020 Annual Report

iShares, Inc.

•	iShares International High Yield Bond ETF | HYXU | Cboe BZX

•	iShares J.P. Morgan EM Corporate Bond ETF | CEMB | Cboe BZX

•	iShares J.P. Morgan EM High Yield Bond ETF | EMHY | Cboe BZX

•	iShares J.P. Morgan EM Local Currency Bond ETF | LEMB | NYSE Arca

•	iShares US & Intl High Yield Corp Bond ETF | GHYG | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in early September 2020 before retreating amid concerns about a second wave of infections. In the United States, large-capitalization stocks advanced, outperforming small-capitalization stocks, which declined marginally during the reporting period. International equities from developed economies declined, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring emerging market stocks and tilting toward the quality factor for its resilience.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	13.29%	9.71%
U.S. small cap equities (Russell 2000® Index)	18.13	(0.14)
International equities (MSCI Europe, Australasia, Far East Index)	8.57	(6.86)
Emerging market equities (MSCI Emerging Markets Index)	20.96	8.25
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.92
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.63)	8.92
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.27	6.19
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.87	3.55
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.73	3.42
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Bond Market Overview

Global investment-grade bonds advanced for the 12 months ended October 31, 2020 (“reporting period”). The Bloomberg Barclays Global Aggregate Index, a broad measure of global bond market performance, returned 5.63% in U.S. dollar terms for the reporting period.

Market disruption due to the coronavirus pandemic drove sharp volatility in bond prices, followed by a steady recovery after governments worldwide intervened to support fixed-income markets and economic activity. As the extent of the outbreak became evident in late February and early March 2020, uncertainty led investors to move out of stocks and into bonds, and global bond yields (which are inversely related to prices) declined. But the continued spread of the virus and related restrictions on economic activity led to a significant increase in yields, as investors became concerned that the pandemic-related downturn would restrict liquidity and limit the ability of sovereign and corporate borrowers to issue new bonds. However, the swift action of central banks helped stabilize credit markets and improve liquidity, and a gradual, but significant, recovery in bond prices followed.

U.S. bond prices followed the global pattern: an advance in the immediate aftermath of the pandemic, followed by a sharp decline and subsequent recovery, leading to a positive performance for the reporting period overall. In response to the economic downturn, the U.S. Federal Reserve (“Fed”) enacted two emergency decreases to short-term interest rates in March 2020. It further stabilized bond markets by implementing bond buying programs for U.S. Treasuries, mortgage-backed securities, and corporate bonds. Bond prices rose thereafter, driving Treasury yields to historic lows despite record issuance to fund government fiscal stimulus programs. Fed action, along with signs that defaults would be lower than anticipated, drove corporate bond prices higher beginning in late March 2020. In August 2020, the Fed revised its long-standing inflation policy, allowing it to exceed its 2% target in order to stimulate the economy.

European bonds also advanced, benefiting from efforts by the European Central Bank (“ECB”) to stabilize and provide liquidity for markets. In March 2020, the ECB instituted a €750 billion bond purchasing program that authorized purchases of government and corporate bonds. The ECB augmented this program with an additional €600 billion in June 2020, further bolstering the European bond market. To finance its recovery efforts, in October 2020 the E.U. issued its own large-scale bonds for the first time (previously most European debt was issued only by individual member states). Demand for the issuance was high, indicating significant investor appetite for E.U.-backed bonds.

Bonds in the Asia/Pacific region posted a modest return after a sharp decline in bond prices in March 2020 was followed by a relatively modest rebound. Japanese bond prices in particular declined amid a significant increase in issuance of government bonds to finance stimulus efforts. To support this influx of bond supply and improve market liquidity, the Bank of Japan increased its bond-buying program for both government and corporate bonds. Bonds in other parts of the Asia/Pacific region posted gains, however, as foreign investors in search of yield buoyed bond prices in South Korea, Malaysia, and Thailand. Emerging market bonds also advanced amid a strong economic recovery in China, which helped reassure yield-hungry investors that economic conditions were improving in the latter part of the reporting period.

4	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2020	iShares® International High Yield Bond ETF

Investment Objective

The iShares International High Yield Bond ETF (the “Fund”) seeks to track the investment results of an index composed of euro, British pound sterling and Canadian dollar-denominated, high yield corporate bonds, as represented by the Markit iBoxx® Global Developed Markets ex-US High Yield Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	3.00%	3.94%	3.32%	3.00%	21.29%	32.39%
Fund Market	2.81	3.84	3.31	2.81	20.75	32.22
Index	3.54	4.32	3.54	3.54	23.54	34.72

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,130.30	$2.14		$1,000.00	$1,023.10	$2.03		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2020 (continued)	iShares® International High Yield Bond ETF

Portfolio Management Commentary

International high-yield bonds recovered from a pandemic-driven decline to advance during the reporting period. Investor demand for higher-yield investments, notably in Europe, where government bonds traded at historically low interest rates, aided returns. The Fed further bolstered high-yield corporate bond gains as it included high-yield bonds in one of its bond-buying programs.

From a country perspective, euro-denominated high-yield corporate bonds in Italy contributed to the Index’s return. Although the country’s immediate response to the pandemic outbreak resulted in a 13.0% quarter-over-quarter decline in economic growth, the manufacturing sector rebounded rapidly. High-yield corporate bond issuers in the financials sector also advanced, benefiting from the Italian government’s move to guarantee up to €750 billion worth of loans extended to challenged companies.

High-yield U.S. corporate bonds, which represent U.S. multinational corporations with debt denominated in foreign currencies, recovered from March 2020 declines to further increase the Index’s return. The Fed’s bond-buying measures specifically supported fallen angels — previously high-quality issuers whose credit ratings were downgraded to high yield. Corporations also took advantage of broadly lower interest rates to issue record volumes of new high-yield bonds to pay off or refinance existing bonds and loans. However, uncertainties around the pandemic’s resurgence and the U.S. presidential election prompted a decline late in the reporting period. High-yield corporate bonds from France and the Netherlands also advanced, as wage subsidies and other relief programs helped buffer the impact of the early 2020 downturn.

From a bond quality perspective, bonds rated Ba, which represented more than half of the Index on average for the reporting period, contributed significantly to the Index’s return. Bonds holding lower-quality ratings also benefited the Index’s performance.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)

Baa	4.7%
Ba	57.7
B	19.1
Caa	7.6
Not Rated	10.9

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	20.0%
Italy	17.1
United Kingdom	11.1
France	11.1
Germany	10.1
Spain	5.7
Luxembourg	4.9
Netherlands	4.1
Sweden	3.2
Israel	2.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2020	iShares® J.P. Morgan EM Corporate Bond ETF

Investment Objective

The iShares J.P. Morgan EM Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market corporate bonds, as represented by the J.P. Morgan CEMBI Broad Diversified Core Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	3.94%	5.64%	4.51%	3.94%	31.58%	45.72%
Fund Market	3.58	5.76	4.52	3.58	32.33	45.83
Index	4.69	6.27	5.11	4.69	35.54	53.04

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/12. The first day of secondary market trading was 4/19/12.

Index Performance through May 31, 2017 reflects the performance of the Morningstar® Emerging Markets Corporate Bond IndexSM. Index performance beginning on June 1, 2017 reflects the performance of the J.P. Morgan CEMBI Broad Diversified Core Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,096.80	$2.64		$1,000.00	$1,022.60	$2.54		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2020 (continued)	iShares® J.P. Morgan EM Corporate Bond ETF

Portfolio Management Commentary

U.S. dollar-denominated emerging market corporate bonds advanced during the reporting period. In addition to offering a viable alternative to investors seeking higher-yield investments, weakness in the U.S. dollar heightened the appeal of emerging market bonds. Although emerging market debt denominated in U.S. dollars avoids direct currency impacts, moves in the value of the U.S. dollar can affect it indirectly, especially when companies conduct business in local currency terms while issuing debt denominated in U.S. dollars.

U.S. dollar-denominated corporate and government-related bonds from China contributed the most to the Index’s return amid International Monetary Fund projections that China would be the only major economy to grow in 2020. This comparatively solid growth outlook drove strong demand for China’s bonds. To bolster demand, which softened after reaching record highs in August 2020, the government structured a $6 billion offering to make it easier for U.S. investors to participate. However, rising default levels among corporate bond issuers tempered gains.

Israeli bonds contributed to the Index’s return, as the Bank of Israel included corporate debt in its bond-buying program. A 12-year high in the Israeli shekel relative to the U.S. dollar further enhanced the performance of U.S. dollar-denominated debt. Corporate debt in Mexico also advanced, as a rebound in the value of the Mexican peso and persistent inflationary pressures broadly kept interest rates at an elevated level.

On the downside, Argentinian government bonds detracted. Shortly after restructuring debt on which the country defaulted, government restrictions on the country’s U.S. dollar reserves prompted a downturn in the new bonds. From a quality standpoint, bonds rated BBB, which are on the low end of investment grade, contributed to the Index’s return, followed by bonds rated BB, which are at the top of the high-yield scale.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)

Aa	4.6%
A	18.6
Baa	32.7
Ba	14.5
B	8.9
Caa	3.1
Ca	0.1
Not Rated	17.5

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	8.8%
Brazil	6.3
Hong Kong	5.5
Mexico	5.4
Russia	4.9
India	4.9
Saudi Arabia	4.6
United Arab Emirates	4.6
Singapore	4.4
South Korea	4.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2020	iShares® J.P. Morgan EM High Yield Bond ETF

Investment Objective

The iShares J.P. Morgan EM High Yield Bond ETF (the “Fund”) (formerly the iShares Emerging Markets High Yield Bond ETF) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market high yield sovereign and corporate bonds, as represented by the J.P. Morgan USD Emerging Markets High Yield Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(2.08)%	4.54%	4.28%	(2.08)%	24.84%	43.25%
Fund Market	(2.07)	4.67	4.32	(2.07)	25.64	43.72
Index(a)	(1.60)	4.81	4.63	(1.60)	26.46	47.45
J.P. Morgan USD Emerging Markets High Yield Bond Index (b)	(1.22)	N/A	N/A	(1.22)	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/3/12.

(a)

Index performance through March 01, 2020 reflects the performance of the Morningstar® Emerging Markets High Yield Bond IndexSM which terminated on April 01, 2020. Index performance beginning on March 02, 2020 reflects the performance of the J.P. Morgan USD Emerging Markets High Yield Bond Index, which, effective as of March 02, 2020, replaced Morningstar® Emerging Markets High Yield Bond IndexSM as the underlying index of the fund.

(b)

The inception date of the J.P. Morgan USD Emerging Markets High Yield Bond Index was July 27, 2018. The cumulative total return for this index for the period July 27, 2018 through October 31, 2020 was 6.84%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,133.90	$2.52		$1,000.00	$1,022.80	$2.39		0.47%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2020 (continued)	iShares® J.P. Morgan EM High Yield Bond ETF

Portfolio Management Commentary

Emerging market high-yield bonds declined for the reporting period as a retreat in high-yield government bonds outweighed gains in high-yield corporate bonds. Ripple effects from the pandemic were particularly challenging for already struggling emerging market countries, and five countries defaulted on or restructured distressed government debt in 2020. Alternatively, emerging market high-yield corporate bonds steadily advanced after decreasing sharply upon the onset of the pandemic.

Government bonds from Ecuador detracted the most from the Index’s return. Reduced oil prices, delayed fiscal reforms, and deferred interest payments on existing bonds contributed to a series of credit rating downgrades. When International Monetary Fund assistance was delayed by the pandemic, the cash-strapped government elected to make principal payments only and postpone interest payments. Additionally, a landslide that damaged two pipelines curtailed the country’s oil exports.

Lebanese government bonds further diminished the Index’s return. Political upheaval and an overwhelming debt load led to the country’s first-ever default on a bond payment in March 2020. The country defaulted again five months later following a large explosion in Beirut that prompted further civic unrest and led the government’s cabinet to resign.

Bonds from Brazil aided the Index’s return as both sovereign and corporate issues benefited from rising global demand for higher-yielding investments. Foreign investment flowed strongly to Brazilian corporations issuing U.S. dollar-denominated debt, as a sharp decline in the Brazilian real, which helped Brazil’s exporters, and relatively high yields increased the demand for Brazilian corporate debt. Similarly, U.S. dollar-denominated debt in Mexico contributed to the Index’s return. The Mexican government improved relations with business leaders, in part by announcing a large, privately funded infrastructure package.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)

Baa	1.1%
Ba	41.9
B	31.2
Caa	6.5
Ca	3.5
C	0.3
Not Rated	15.5

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Brazil	19.0%
Turkey	11.0
Mexico	8.6
China	4.6
Argentina	4.2
South Africa	3.9
Egypt	3.1
Oman	2.9
Dominican Republic	2.9
Hong Kong	2.6

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

10	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2020	iShares® J.P. Morgan EM Local Currency Bond ETF

Investment Objective

The iShares J.P. Morgan EM Local Currency Bond ETF (the “Fund”) seeks to track the investment results of an index composed of local currency denominated, emerging market sovereign bonds, as represented by the J.P. Morgan GBI-EM Global Diversified 15% Cap 4.5% Floor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(4.20)%	1.71%	0.05%	(4.20)%	8.83%	0.45%
Fund Market	(4.52)	1.75	0.04	(4.52)	9.06	0.35
Index	(3.50)	2.37	0.55	(3.50)	12.41	5.12

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Index performance through May 31, 2017 reflects the performance of the Bloomberg Barclays Emerging Markets Broad Local Currency Bond Index. Index performance beginning on June 1, 2017 reflects the performance of the J.P. Morgan GBI-EM Global Diversified 15% Cap 4.5% Floor Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual			Hypothetical 5% Return

Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,074.80	$1.56	$1,000.00	$1,023.60	$1.53	0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2020 (continued)	iShares® J.P. Morgan EM Local Currency Bond ETF

Portfolio Management Commentary

Emerging market sovereign bonds denominated in local currencies declined for the reporting period. High pandemic-related expenses, declining commodities prices, and sharp restrictions on tourism-related activity all weighed on the economies of emerging market countries, many of which also contended with rising local borrowing costs.

Bonds from Brazil, which entered 2020 with an already low economic growth rate and high government debt, were the largest detractors from the Index’s return. A steep decline in the Brazilian real relative to the U.S. dollar exacerbated the bonds’ drop as foreign investors pulled funds from the country. Political conflicts over whether to continue pre-pandemic budget reform measures raised questions among analysts about the government’s fiscal discipline.

Turkish bonds also detracted from the Index’s return, reflecting a steady decline in the Turkish lira relative to the U.S. dollar. As investors’ concerns about the independence of the central bank increased, the currency’s value waned, and foreign investors exited Turkish lira-denominated bonds. Russian bonds also weighed on the Index’s return, as persistently low oil prices contributed to a decline in the Russian ruble relative to the U.S. dollar, although precautions taken by the government helped support the country’s bonds.

On the upside, bonds from the Philippines advanced due to a robust central bank response to the economic slowdown. The Philippine central bank reduced its key lending rate from 4.0% to 2.25% and purchased nearly half of the government’s outstanding debt within the first seven months of 2020.

From a credit rating perspective, bonds with lower ratings declined significantly. This decline more than offset the contribution of Baa-rated bonds, which represented approximately 47% of the Index’s weight on average for the reporting period.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)

Aa	4.5%
A	30.0
Baa	45.4
Ba	15.1
B	4.4
Not Rated	0.6

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	12.1%
Indonesia	7.7
Mexico	7.0
Brazil	6.1
Thailand	4.7
Chile	4.6
South Africa	4.5
Malaysia	4.5
Peru	4.5
Romania	4.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

12	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2020	iShares® US & Intl High Yield Corp Bond ETF

Investment Objective

The iShares US & Intl High Yield Corp Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar, euro, British pound sterling and Canadian dollar-denominated, high yield corporate bonds, as represented by the Markit iBoxx® Global Developed Markets High Yield Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	2.04%	5.02%	4.57%	2.04%	27.77%	46.74%
Fund Market	2.06	4.91	4.57	2.06	27.10	46.70
Index	1.99	5.17	4.72	1.99	28.65	48.46

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/5/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,102.30	$2.11		$1,000.00	$1,023.10	$2.03		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2020 (continued)	iShares® US & Intl High Yield Corp Bond ETF

Portfolio Management Commentary

High-yield corporate bonds recovered from a pandemic-driven decline to advance for the reporting period. These bonds benefited from investors’ search for higher-yielding investments amid record-low interest rates on U.S. Treasury bonds. The Fed further bolstered high-yield corporate bond gains as it included high-yield bonds in one of its bond-buying programs while introducing sweeping programs to support the bond market.

Corporate bonds issued by U.S. companies led contributors to the Index’s return. The shift in market sentiment due to the Fed’s bond-buying measures especially benefited fallen angels — previously high-quality issuers whose credit ratings were downgraded to high yield — which contributed to increased demand for the broader high-yield bond universe.

U.S. corporations took advantage of broadly lower rates to issue record volumes of new high-yield bonds, and they used much of the proceeds to pay off or refinance existing bonds and loans. Robust demand allowed issuers to offer the new bonds at historically low yields. However, uncertainty around the pandemic’s resurgence prompted a decline in high-yield bond prices late in the reporting period.

High-yield bonds in Italy contributed modestly to the Index’s return. Although the country’s initial response to the pandemic resulted in a 13.0% quarter-over-quarter decline in economic growth, its manufacturing sector rebounded rapidly. High-yield corporate bond issuers in the financials sector gained, as they benefited from the Italian government’s move to guarantee up to €750 billion worth of loans extended to challenged companies.

High-yield corporate bonds from the Netherlands also advanced, as wage subsidies helped buffer the impact of the early 2020 economic downturn. From a bond quality perspective, bonds rated Ba, which represented approximately 48% of the Index on average for the reporting period, contributed the majority of the Index’s return.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)

Baa	3.1%
Ba	50.8
B	32.0
Caa	9.5
Ca	0.2
C	0.1
Not Rated	4.3

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	67.7%
Italy	5.4
United Kingdom	4.4
Germany	4.2
France	3.6
Canada	3.1
Netherlands	1.9
Luxembourg	1.7
Spain	1.5
Israel	1.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

14	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	15

Schedule of Investments October 31, 2020	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds & Notes

Austria — 0.3%
ams AG, 6.00%, 07/31/25 (Call 07/31/22)(a)	EUR	100	$120,912

Belgium — 0.3%
Telenet Finance Luxembourg Notes Sarl, 3.50%, 03/01/28 (Call 12/01/22)(a)	EUR	100	119,799

Canada — 1.1%
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp., 6.13%, 05/15/23 (Call 05/15/21)(a)	CAD	50	37,757
Parkland Corp. 5.63%, 05/09/25 (Call 05/09/21)	CAD	150	116,557
5.75%, 09/16/24 (Call 09/16/21)	CAD	100	77,155
Quebecor Media Inc., 6.63%, 01/15/23(b)	CAD	75	60,890
Southern Pacific Resource Corp., 8.75%, 01/25/18(b)(c)	CAD	50	0	(d)
Videotron Ltd. 4.50%, 01/15/30 (Call 10/15/24)	CAD	150	119,436
5.63%, 06/15/25 (Call 03/15/25)	CAD	50	41,378
5.75%, 01/15/26 (Call 09/15/21)(a)	CAD	50	38,625

			491,798

Cayman Islands — 0.2%
UPCB Finance VII Ltd., 3.63%, 06/15/29 (Call 06/15/22)(a)	EUR	100	116,343

Denmark — 0.8%
DKT Finance ApS, 7.00%, 06/17/23 (Call 06/17/21)(a)	EUR	200	233,795
TDC AS, 5.00%, 03/02/22	EUR	100	121,426

			355,221

Finland — 1.4%
Nokia OYJ 2.00%, 03/15/24 (Call 12/15/23)(a)	EUR	100	119,093
2.00%, 03/11/26 (Call 12/11/25)(a)	EUR	150	177,838
2.38%, 05/15/25 (Call 02/15/25)(a)	EUR	100	120,635
Teollisuuden Voima OYJ 1.13%, 03/09/26 (Call 12/09/25)(a)	EUR	100	107,355
2.63%, 01/13/23(a)	EUR	100	119,202

			644,123

France — 10.7%
Altice France SA/France 2.13%, 02/15/25 (Call 01/29/22)(a)	EUR	150	162,431
3.38%, 01/15/28 (Call 09/15/22)(a)	EUR	100	109,969
4.13%, 01/15/29 (Call 09/15/23)(a)	EUR	100	113,698
5.88%, 02/01/27 (Call 02/01/22)(a)	EUR	150	182,295
Banijay Entertainment SASU, 3.50%, 03/01/25 (Call 03/01/22)(a)	EUR	100	113,770
Casino Guichard Perrachon SA 3.58%, 02/07/25 (Call 11/07/24)(a)	EUR	200	178,779
4.50%, 03/07/24 (Call 12/04/23)(a)	EUR	100	94,767
4.56%, 01/25/23(a)	EUR	100	109,692
CMA CGM SA 5.25%, 01/15/25 (Call 10/15/21)(a)	EUR	100	106,757
7.50%, 01/15/26 (Call 01/15/23)(a)	EUR	100	112,482
Elis SA 1.00%, 04/03/25 (Call 01/03/25)(a)	EUR	100	108,127
1.63%, 04/03/28 (Call 01/03/28)(a)	EUR	100	107,384
1.75%, 04/11/24 (Call 01/11/24)(a)	EUR	100	114,265
Faurecia SE 2.38%, 06/15/27 (Call 06/15/23)(a)	EUR	100	112,355
2.63%, 06/15/25 (Call 06/15/21)(a)	EUR	150	174,617
3.13%, 06/15/26 (Call 06/15/22)(a)	EUR	100	117,526
Getlink SE, 3.50%, 10/30/25 (Call 10/30/22)(a)	EUR	100	116,599

Security		Par (000)	Value

France (continued)
Kapla Holding SAS, 3.38%, 12/15/26 (Call 12/15/22)(a)	EUR	100	$106,029
La Financiere Atalian SASU, 4.00%, 05/15/24 (Call 05/15/21)(a)	EUR	100	100,776
Loxam SAS 3.25%, 01/14/25 (Call 07/15/21)(a)	EUR	200	216,854
3.50%, 05/03/23 (Call 11/09/20)(a)	EUR	100	113,265
5.75%, 07/15/27 (Call 07/15/22)(a)	EUR	100	102,335
Orano SA 2.75%, 03/08/28 (Call 12/08/27)(a)	EUR	100	113,671
3.13%, 03/20/23 (Call 12/20/22)(a)	EUR	100	118,820
4.88%, 09/23/24	EUR	100	128,336
Quatrim SASU, 5.88%, 01/15/24 (Call 11/15/21)(a)	EUR	100	112,515
RCI Banque SA, 2.63%, 02/18/30 (Call 02/18/25)(a)(e)	EUR	100	112,049
Renault SA 1.00%, 03/08/23 (Call 12/08/22)(a)	EUR	100	113,865
1.00%, 04/18/24 (Call 01/18/24)(a)	EUR	100	110,615
1.00%, 11/28/25 (Call 08/28/25)(a)	EUR	100	109,310
1.13%, 10/04/27 (Call 07/04/27)(a)	EUR	100	101,394
1.25%, 06/24/25 (Call 03/24/25)(a)	EUR	100	108,129
2.00%, 09/28/26 (Call 06/28/26)(a)	EUR	100	109,806
Rexel SA 2.13%, 06/15/25 (Call 12/15/20)(a)	EUR	150	170,364
2.75%, 06/15/26 (Call 06/15/22)(a)	EUR	100	115,746
SPCM SA, 2.63%, 02/01/29 (Call 09/15/23)(a)	EUR	100	116,081
SPIE SA 2.63%, 06/18/26 (Call 12/18/25)(a)	EUR	100	114,516
3.13%, 03/22/24 (Call 09/22/23)(a)	EUR	100	117,979
Tereos Finance Groupe I SA, 7.50%, 10/30/25 (Call 10/29/22)(a)	EUR	100	115,541
Valeo SA, 3.25%, 01/22/24(a)	EUR	100	122,873
Vallourec SA 2.25%, 09/30/24(a)	EUR	100	67,852
6.63%, 10/15/22 (Call 10/15/21)(a)	EUR	100	68,689

			5,022,923

Germany — 9.8%
ADLER Real Estate AG 1.50%, 12/06/21 (Call 11/06/21)(a)	EUR	100	114,190
1.50%, 04/17/22 (Call 03/17/22)(a)	EUR	100	113,936
3.00%, 04/27/26 (Call 02/27/26)(a)	EUR	100	115,918
Bertelsmann SE & Co. KGaA 3.00%, 04/23/75 (Call 04/23/23)(a)(e)	EUR	100	116,354
3.50%, 04/23/75 (Call 04/23/27)(a)(e)	EUR	100	117,397
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28 (Call 01/15/24)(a)	EUR	150	173,069
Commerzbank AG 4.00%, 03/23/26(a)	EUR	150	184,866
4.00%, 03/30/27(a)	EUR	100	123,483
4.00%, 12/05/30 (Call 09/05/25)(a)(e)	EUR	100	118,847
Deutsche Bank AG 2.75%, 02/17/25(a)	EUR	125	145,716
4.50%, 05/19/26(a)	EUR	100	122,770
5.63%, 05/19/31 (Call 02/19/26)(a)(e)	EUR	200	250,305
Deutsche Lufthansa AG, 0.25%, 09/06/24	EUR	50	50,060
K+S AG 2.63%, 04/06/23 (Call 01/06/23)(a)	EUR	100	107,836
3.25%, 07/18/24 (Call 04/18/24)(a)	EUR	100	107,140
4.13%, 12/06/21(a)	EUR	100	118,034
LANXESS AG, 4.50%, 12/06/76 (Call 06/06/23)(a)(e)	EUR	75	92,037
METRO AG, 1.38%, 10/28/21(a)	EUR	100	117,367
Nidda BondCo GmbH, 5.00%, 09/30/25 (Call 09/30/21)(a)	EUR	100	112,907

16	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24 (Call 09/30/21)(a)	EUR	200	$225,392
Schaeffler AG 2.75%, 10/12/25 (Call 07/12/25)(a)	EUR	200	231,284
3.38%, 10/12/28 (Call 07/12/28)(a)	EUR	100	116,174
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25 (Call 01/15/22)(a)	EUR	150	165,286
thyssenkrupp AG 1.38%, 03/03/22 (Call 12/03/21)(a)	EUR	150	170,430
1.88%, 03/06/23 (Call 02/06/23)(a)	EUR	150	162,206
2.88%, 02/22/24 (Call 11/22/23)(a)	EUR	200	215,861
Vertical Holdco GmbH, 6.63%, 07/15/28 (Call 07/15/23)(a)	EUR	100	120,084
Vertical Midco GmbH, 4.38%, 07/15/27 (Call 07/15/23)(a)	EUR	100	117,659
ZF Europe Finance BV 2.00%, 02/23/26 (Call 12/23/25)(a)	EUR	200	216,609
2.50%, 10/23/27 (Call 07/23/27)(a)	EUR	100	107,719
3.00%, 10/23/29 (Call 07/23/29)(a)	EUR	100	105,484
ZF Finance GmbH, 3.75%, 09/21/28 (Call 06/21/28)(a)	EUR	100	113,529
ZF North America Capital Inc., 2.75%, 04/27/23(a)	EUR	100	117,022

			4,586,971

Greece — 0.6%
Alpha Bank AE, 4.25%, 02/13/30 (Call 02/13/25)(a)(e)	EUR	100	96,169
National Bank Greece SA, 2.75%, 10/08/26 (Call 10/08/25)(a)(e)	EUR	100	111,678
Piraeus Bank SA, 9.75%, 06/26/29 (Call 06/26/24)(a)(e)	EUR	100	91,149

			298,996

Ireland — 1.9%
AIB Group PLC 1.88%, 11/19/29 (Call 11/19/24)(a)(e)	EUR	100	113,509
2.88%, 05/30/31 (Call 05/30/26)(a)(e)	EUR	100	117,145
eircom Finance DAC 1.75%, 11/01/24 (Call 11/01/21)(a)	EUR	100	111,350
3.50%, 05/15/26 (Call 05/15/22)(a)	EUR	100	116,130
Smurfit Kappa Acquisitions ULC 2.38%, 02/01/24 (Call 11/01/23)(a)	EUR	100	120,167
2.88%, 01/15/26 (Call 10/15/25)(a)	EUR	125	154,742
Smurfit Kappa Treasury ULC, 1.50%, 09/15/27 (Call 06/14/27)(a)	EUR	125	144,403

			877,446

Israel — 2.2%
Teva Pharmaceutical Finance Netherlands II BV 1.13%, 10/15/24(a)	EUR	200	203,675
1.25%, 03/31/23 (Call 12/31/22)(a)	EUR	100	108,285
1.63%, 10/15/28(a)	EUR	150	140,329
1.88%, 03/31/27 (Call 12/31/26)(a)	EUR	100	98,721
3.25%, 04/15/22 (Call 01/15/22)	EUR	100	116,244
4.50%, 03/01/25 (Call 12/01/24)	EUR	100	114,789
6.00%, 01/31/25 (Call 01/31/24)	EUR	200	241,583

			1,023,626

Italy — 16.5%
Atlantia SpA 1.63%, 02/03/25(a)	EUR	100	114,520
1.88%, 07/13/27 (Call 04/13/27)(a)	EUR	175	196,016
Autostrade per l’Italia SpA 1.13%, 11/04/21(a)	EUR	100	114,155
1.75%, 06/26/26(a)	EUR	100	113,218
1.88%, 09/26/29 (Call 06/26/29)(a)	EUR	200	226,496
4.38%, 09/16/25(a)	EUR	100	130,133
Banca IFIS SpA, 2.00%, 04/24/23(a)	EUR	100	113,786

Security		Par (000)	Value

Italy (continued)
Banca Monte dei Paschi di Siena SpA 3.63%, 09/24/24(a)	EUR	200	$234,387
4.00%, 07/10/22(a)	EUR	100	117,431
5.38%, 01/18/28 (Call 01/18/23)(a)(e)	EUR	100	90,021
10.50%, 07/23/29(a)	EUR	100	115,903
Banca Popolare di Sondrio SCPA, 2.38%, 04/03/24(a)	EUR	100	117,492
Banco BPM SpA 1.75%, 04/24/23(a)	EUR	209	248,762
1.75%, 01/28/25(a)	EUR	100	118,301
4.25%, 10/01/29 (Call 10/01/24)(a)(e)	EUR	100	117,172
4.38%, 09/21/27 (Call 09/21/22)(a)(e)	EUR	100	116,595
BPER Banca, 5.13%, 05/31/27 (Call 05/31/22)(a)(e)	EUR	100	118,536
Esselunga SpA, 0.88%, 10/25/23 (Call 07/25/23)(a)	EUR	100	116,100
Fiat Chrysler Finance Europe SENC, 4.75%, 07/15/22(a)	EUR	200	247,168
Iccrea Banca SpA, 4.13%, 11/28/29 (Call 11/28/24)(a)(e)	EUR	100	104,674
Infrastrutture Wireless Italiane SpA 1.63%, 10/21/28 (Call 07/21/28)(a)	EUR	100	116,861
1.88%, 07/08/26 (Call 04/08/26)(a)	EUR	150	181,264
Intesa Sanpaolo SpA 2.86%, 04/23/25(a)	EUR	100	119,942
2.93%, 10/14/30(a)	EUR	100	115,080
3.93%, 09/15/26(a)	EUR	175	219,404
6.63%, 09/13/23(a)	EUR	200	263,804
Leonardo SpA, 5.25%, 01/21/22	EUR	100	122,295
Mediobanca Banca di Credito Finanziario SpA 3.75%, 06/16/26	EUR	75	92,992
5.75%, 04/18/23	EUR	50	63,883
Rossini Sarl, 6.75%, 10/30/25 (Call 10/30/21)(a)	EUR	100	121,254
Saipem Finance International BV 2.63%, 01/07/25(a)	EUR	100	111,045
3.75%, 09/08/23(a)	EUR	100	118,084
Telecom Italia SpA/Milano 2.38%, 10/12/27 (Call 07/12/27)(a)	EUR	200	234,030
2.50%, 07/19/23(a)	EUR	100	120,222
2.88%, 01/28/26 (Call 10/28/25)(a)	EUR	100	120,449
3.25%, 01/16/23(a)	EUR	150	182,970
3.63%, 01/19/24(a)	EUR	207	255,018
3.63%, 05/25/26(a)	EUR	100	124,908
4.00%, 04/11/24 (Call 01/11/24)(a)	EUR	125	155,390
5.25%, 02/10/22(a)	EUR	100	123,579
UniCredit SpA 2.00%, 09/23/29 (Call 09/23/24)(a)(e)	EUR	200	216,520
2.73%, 01/15/32 (Call 01/15/27)(a)(e)	EUR	200	215,715
4.38%, 01/03/27 (Call 01/03/22)(a)(e)	EUR	100	120,005
6.95%, 10/31/22(a)	EUR	150	193,902
Unione di Banche Italiane SpA 4.38%, 07/12/29 (Call 07/12/24)(a)(e)	EUR	150	183,316
4.45%, 09/15/27 (Call 09/15/22)(a)(e)	EUR	150	180,889
5.88%, 03/04/29 (Call 03/04/24)(a)(e)	EUR	150	190,566
Unipol Gruppo SpA 3.00%, 03/18/25(a)	EUR	175	210,546
3.25%, 09/23/30 (Call 06/23/30)(a)	EUR	100	117,512
UnipolSai Assicurazioni SpA, 3.88%, 03/01/28(a)	EUR	100	120,259
Webuild SpA, 1.75%, 10/26/24(a)	EUR	150	149,355

			7,731,925

Japan — 1.8%
SoftBank Group Corp. 3.13%, 09/19/25 (Call 06/21/25)(a)	EUR	250	289,846
4.00%, 07/30/22 (Call 04/30/22)(a)	EUR	100	120,088
4.00%, 09/19/29 (Call 06/21/29)(a)	EUR	100	116,045

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2020	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Japan (continued)
4.50%, 04/20/25 (Call 01/20/25)(a)	EUR	100	$121,884
5.00%, 04/15/28 (Call 01/16/28)(a)	EUR	150	184,394

			832,257

Luxembourg — 4.7%
Altice Financing SA, 3.00%, 01/15/28 (Call 01/15/23)(a)	EUR	200	211,390
Altice Finco SA, 4.75%, 01/15/28 (Call 10/15/22)(a)	EUR	100	104,969
Altice France Holding SA 4.00%, 02/15/28 (Call 02/15/23)(a)	EUR	100	104,407
8.00%, 05/15/27 (Call 05/15/22)(a)	EUR	200	244,151
ArcelorMittal, 0.95%, 01/17/23 (Call 10/17/22)(a)	EUR	100	116,334
ArcelorMittal SA 1.00%, 05/19/23 (Call 02/19/23)(a)	EUR	100	115,899
1.75%, 11/19/25 (Call 08/19/25)(a)	EUR	100	116,074
2.25%, 01/17/24 (Call 10/17/23)(a)	EUR	100	119,672
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22 (Call 11/01/20)(a)	GBP	100	129,090
INEOS Finance PLC 2.13%, 11/15/25 (Call 11/15/20)(a)	EUR	100	109,759
2.88%, 05/01/26 (Call 05/01/22)(a)	EUR	100	112,093
INEOS Group Holdings SA, 5.38%, 08/01/24 (Call 08/01/21)(a)	EUR	100	115,757
Matterhorn Telecom SA, 3.13%, 09/15/26 (Call 09/15/22)(a)	EUR	100	110,333
SIG Combibloc Purchase Co. Sarl, 2.13%, 06/18/25(a)	EUR	100	118,747
Summer BC Holdco A Sarl, 9.25%, 10/31/27 (Call 10/31/22)(a)	EUR	90	99,271
Summer BC Holdco B Sarl, 5.75%, 10/31/26 (Call 10/31/22)(a)	EUR	150	171,943
Vivion Investments Sarl, 3.00%, 08/08/24(a)	EUR	100	103,143

			2,203,032

Netherlands — 4.0%
Lincoln Financing Sarl, 3.63%, 04/01/24 (Call 10/01/21)(a)	EUR	200	221,297
Nouryon Holding BV, 6.50%, 10/01/26 (Call 10/01/21)(a)	EUR	100	118,523
OCI NV, 3.13%, 11/01/24 (Call 11/01/21)(a)	EUR	100	114,548
PPF Telecom Group BV 2.13%, 01/31/25 (Call 10/31/24)(a)	EUR	100	113,492
3.25%, 09/29/27 (Call 06/29/27)(a)	EUR	100	116,730
3.50%, 05/20/24 (Call 02/20/24)(a)	EUR	100	119,601
Q-Park Holding I BV, 2.00%, 03/01/27 (Call 03/01/23)(a)	EUR	100	99,305
Sigma Holdco BV, 5.75%, 05/15/26 (Call 05/15/21)(a)	EUR	100	110,940
SNS Bank NV, 6.25%, 10/26/20(f)	EUR	50	0	(d)
Trivium Packaging Finance BV, 3.75%, 08/15/26 (Call 08/15/22)(a)	EUR	100	114,929
United Group BV 3.63%, 02/15/28 (Call 02/15/23)(a)	EUR	100	108,651
4.88%, 07/01/24 (Call 07/01/21)(a)	EUR	100	116,629
UPC Holding BV, 3.88%, 06/15/29 (Call 06/15/22)(a)	EUR	100	112,284
Ziggo Bond Co. BV, 3.38%, 02/28/30 (Call 02/15/25)(a)	EUR	150	165,834
Ziggo BV, 4.25%, 01/15/27 (Call 01/15/22)(a)	EUR	180	215,288

			1,848,051

Portugal — 1.5%
Banco Comercial Portugues SA, 4.50%, 12/07/27 (Call 12/07/22)(a)(e)	EUR	100	110,153
Caixa Geral de Depositos SA, 5.75%, 06/28/28 (Call 06/28/23)(a)(e)	EUR	100	125,049
EDP - Energias de Portugal SA 1.70%, 07/20/80 (Call 04/20/25)(a)(e)	EUR	100	112,613
4.50%, 04/30/79 (Call 01/30/24)(a)(e)	EUR	200	250,988
Novo Banco SA, 8.50%, 07/06/28 (Call 07/06/23)(a)(e)	EUR	100	98,430

			697,233

Spain — 5.5%
Abanca Corp. Bancaria SA, 4.63%, 04/07/30 (Call 04/07/25)(a)(e)	EUR	100	113,433

Security		Par (000)	Value

Spain (continued)
Banco de Sabadell SA 1.13%, 03/27/25(a)	EUR	100	$111,275
1.75%, 05/10/24(a)	EUR	100	114,726
5.38%, 12/12/28 (Call 12/12/23)(a)(e)	EUR	100	119,127
Bankia SA 1.00%, 06/25/24(a)	EUR	100	118,073
1.13%, 11/12/26(a)	EUR	100	117,407
3.38%, 03/15/27 (Call 03/15/22)(a)(e)	EUR	100	118,492
3.75%, 02/15/29 (Call 02/15/24)(a)(e)	EUR	100	122,457
Cellnex Telecom SA 1.00%, 04/20/27 (Call 01/20/27)(a)	EUR	100	114,837
2.38%, 01/16/24 (Call 10/16/23)(a)	EUR	100	122,326
2.88%, 04/18/25 (Call 01/18/25)(a)	EUR	100	125,925
3.13%, 07/27/22(a)	EUR	100	122,304
Cirsa Finance International Sarl, 6.25%, 12/20/23 (Call 06/20/21)(a)	EUR	100	103,217
ContourGlobal Power Holdings SA, 3.38%, 08/01/23 (Call 08/01/21)(a)	EUR	100	116,009
El Corte Ingles SA, 3.00%, 03/15/24 (Call 10/15/21)(a)	EUR	100	115,223
Gestamp Funding Luxembourg SA, 3.50%, 05/15/23 (Call 05/15/21)(a)	EUR	100	113,838
Grifols SA 1.63%, 02/15/25 (Call 02/15/22)(a)	EUR	150	171,280
2.25%, 11/15/27 (Call 11/15/22)(a)	EUR	100	114,572
3.20%, 05/01/25 (Call 05/01/21)(a)	EUR	100	115,839
Grupo Isolux Corsan SA, Series B, 6.00%, 12/30/21 (Call 11/30/20)(c)	EUR	141	82
Ibercaja Banco SA, 2.75%, 07/23/30 (Call 07/23/25)(a)(e)	EUR	100	105,680
Repsol International Finance BV, 4.50%, 03/25/75 (Call 03/25/25)(a)(e)	EUR	175	210,649

			2,586,771

Sweden — 3.1%
Akelius Residential Property AB, 2.25%, 05/17/81 (Call 02/17/26)(a)(e)	EUR	100	109,988
Fastighets AB Balder, 3.00%, 03/07/78 (Call 03/07/23)(a)(e)	EUR	100	114,383
Intrum AB 3.00%, 09/15/27 (Call 09/15/22)(a)	EUR	100	101,027
3.13%, 07/15/24 (Call 07/15/21)(a)	EUR	100	109,517
3.50%, 07/15/26 (Call 07/15/22)(a)	EUR	175	181,393
4.88%, 08/15/25 (Call 08/15/22)(a)	EUR	100	113,273
Telefonaktiebolaget LM Ericsson, 1.88%, 03/01/24(a)	EUR	100	122,060
Verisure Holding AB, 3.50%, 05/15/23 (Call 05/08/21)(a)	EUR	100	116,458
Verisure Midholding AB, 5.75%, 12/01/23 (Call 12/01/20)(a)	EUR	200	230,791
Volvo Car AB, 2.00%, 01/24/25 (Call 10/24/24)(a)	EUR	200	232,429

			1,431,319

Switzerland — 0.4%
Dufry One BV 2.00%, 02/15/27 (Call 02/15/22)(a)	EUR	100	101,503
2.50%, 10/15/24 (Call 10/15/21)(a)	EUR	100	104,909

			206,412

United Kingdom — 10.7%
Algeco Global Finance PLC, 6.50%, 02/15/23 (Call 02/15/21)(a)	EUR	100	112,757
Arqiva Broadcast Finance PLC, 6.75%, 09/30/23 (Call 09/30/21)(a)	GBP	150	198,869
Cabot Financial Luxembourg SA, 7.50%, 10/01/23 (Call 10/01/21)(a)	GBP	100	130,581
eG Global Finance PLC, 4.38%, 02/07/25 (Call 05/15/21)(a)	EUR	125	132,837
FCE Bank PLC 1.13%, 02/10/22(a)	EUR	100	114,432

18	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
1.62%, 05/11/23(a)	EUR	100	$113,139
2.73%, 06/03/22(a)	GBP	100	127,594
Fiat Chrysler Automobiles NV 3.38%, 07/07/23 (Call 04/07/23)(a)	EUR	150	182,941
3.75%, 03/29/24(a)	EUR	200	249,585
3.88%, 01/05/26 (Call 10/05/25)(a)	EUR	150	191,016
4.50%, 07/07/28 (Call 04/07/28)(a)	EUR	150	202,637
Heathrow Finance PLC 3.88%, 03/01/27(a)	GBP	100	116,068
4.75%, 03/01/24 (Call 12/01/23)(a)	GBP	100	125,590
International Consolidated Airlines Group SA, 1.50%, 07/04/27
(Call 04/04/27)(a)	EUR	100	85,617
Jaguar Land Rover Automotive PLC 2.20%, 01/15/24(a)	EUR	100	98,083
4.50%, 01/15/26(a)	EUR	150	145,792
5.00%, 02/15/22(a)	GBP	100	126,766
5.88%, 11/15/24 (Call 08/15/24)(a)	EUR	100	106,989
Marks & Spencer PLC, 6.00%, 06/12/25(a)	GBP	100	139,874
Motion Bondco DAC, 4.50%, 11/15/27 (Call 11/15/22)(a)	EUR	100	95,154
Rolls-Royce PLC 0.88%, 05/09/24 (Call 02/09/24)(a)	EUR	100	105,045
1.63%, 05/09/28 (Call 02/09/28)(a)	EUR	100	98,443
5.75%, 10/15/27 (Call 07/15/27)(a)	GBP	100	129,429
Stonegate Pub Co. Financing 2019 PLC, 8.25%, 07/31/25 (Call 07/31/22)(a)	GBP	100	120,340
Thames Water Utilities Finance PLC, 5.75%, 09/13/30 (Call 09/13/22)(e)	GBP	100	136,380
Virgin Media Finance PLC, 3.75%, 07/15/30 (Call 07/15/25)(a)	EUR	100	110,674
Virgin Media Secured Finance PLC 4.13%, 08/15/30 (Call 08/15/25)(a)	GBP	100	126,215
5.00%, 04/15/27 (Call 04/15/22)(a)	GBP	100	133,783
5.25%, 05/15/29 (Call 05/15/24)(a)	GBP	100	135,582
6.00%, 01/15/25 (Call 01/15/21)(a)(g)	GBP	85	115,833
Vmed O2 UK Financing I PLC 3.25%, 01/31/31 (Call 01/31/26)(a)	EUR	100	113,896
4.00%, 01/31/29 (Call 01/31/24)(a)	GBP	100	126,329
Vodafone Group PLC 3.10%, 01/03/79 (Call 01/03/24)(a)(e)	EUR	300	353,582
4.88%, 10/03/78(a)(e)	GBP	100	137,289
Series NC10, 3.00%, Series NC10, 08/27/80 (Call 05/27/30)(a)(e)	EUR	150	170,727
Series NC6, 2.63%, Series NC6, 08/27/80 (Call 05/27/26)(a)(e)	EUR	100	114,856

			5,024,724

United States — 19.4%
Adient Global Holdings Ltd., 3.50%, 08/15/24 (Call 05/15/24)(a)	EUR	175	189,562
Aramark International Finance Sarl, 3.13%, 04/01/25 (Call 04/01/21)(a)	EUR	100	110,777
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. 2.13%, 08/15/26 (Call 08/15/22)(a)	EUR	200	228,014
4.75%, 07/15/27 (Call 07/15/22)(a)	GBP	100	129,913
Avantor Inc., 4.75%, 10/01/24 (Call 10/01/21)(a)	EUR	100	120,439
Avis Budget Finance PLC 4.13%, 11/15/24 (Call 11/15/20)(a)	EUR	100	103,713
4.75%, 01/30/26 (Call 09/30/21)(a)	EUR	100	102,076
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25 (Call 01/15/21)(a)	EUR	100	117,328
Ball Corp. 0.88%, 03/15/24 (Call 12/15/23)	EUR	100	114,295

Security		Par (000)	Value

United States (continued)
1.50%, 03/15/27 (Call 12/15/26)	EUR	100	$114,307
4.38%, 12/15/23	EUR	100	127,205
Bausch Health Companies Inc., 4.50%, 05/15/23 (Call 11/30/20)(a)	EUR	200	230,293
Belden Inc., 3.88%, 03/15/28 (Call 03/06/23)(a)	EUR	150	173,903
Berry Global Inc., 1.00%, 01/15/25 (Call 10/15/24)(a)	EUR	100	111,642
Boxer Parent Co. Inc., 6.50%, 10/02/25 (Call 06/01/22)(a)	EUR	100	121,035
Carnival PLC, 1.00%, 10/28/29 (Call 07/28/29)	EUR	100	65,086
Catalent Pharma Solutions Inc., 2.38%, 03/01/28 (Call 03/01/23)(a)	EUR	150	166,638
Chemours Co. (The), 4.00%, 05/15/26 (Call 05/15/21)	EUR	100	110,758
Clarios Global LP/Clarios US Finance Co., 4.38%, 05/15/26 (Call 05/15/22)(a)	EUR	125	145,722
Coty Inc., 4.75%, 04/15/26 (Call 04/15/21)(a)	EUR	100	89,394
Crown European Holdings SA 0.75%, 02/15/23 (Call 01/16/23)(a)	EUR	100	113,265
2.25%, 02/01/23 (Call 11/01/22)(a)	EUR	100	117,193
2.63%, 09/30/24 (Call 03/30/24)(a)	EUR	125	148,889
2.88%, 02/01/26 (Call 08/01/25)(a)	EUR	100	121,412
Darling Global Finance BV, 3.63%, 05/15/26 (Call 05/15/21)(a)	EUR	100	118,236
Energizer Gamma Acquisition BV, 4.63%, 07/15/26 (Call 07/15/21)(a)	EUR	100	119,005
Ford Motor Credit Co. LLC 1.36%, 02/07/25	EUR	100	107,174
1.51%, 02/17/23	EUR	100	112,123
1.74%, 07/19/24	EUR	100	109,646
2.39%, 02/17/26	EUR	125	137,019
3.02%, 03/06/24	EUR	100	115,065
3.25%, 09/15/25	EUR	100	114,555
4.54%, 03/06/25	GBP	100	129,288
Hanesbrands Finance Luxembourg SCA, 3.50%, 06/15/24 (Call 03/15/24)(a)	EUR	100	120,137
International Game Technology PLC 3.50%, 07/15/24 (Call 01/15/24)(a)	EUR	125	140,748
3.50%, 06/15/26 (Call 06/15/22)(a)	EUR	150	164,775
IQVIA Inc. 2.25%, 01/15/28 (Call 07/15/22)(a)	EUR	150	171,691
2.88%, 09/15/25 (Call 09/15/21)(a)	EUR	100	116,694
3.25%, 03/15/25 (Call 03/15/21)(a)	EUR	250	292,216
Iron Mountain UK PLC, 3.88%, 11/15/25 (Call 11/15/20)(a)	GBP	100	129,911
Kraft Heinz Foods Co. 1.50%, 05/24/24 (Call 02/24/24)(a)	EUR	100	118,476
2.00%, 06/30/23 (Call 03/30/23)(a)	EUR	100	119,961
2.25%, 05/25/28 (Call 02/25/28)(a)	EUR	100	120,526
4.13%, 07/01/27 (Call 04/01/27)(a)	GBP	100	141,506
Levi Strauss & Co., 3.38%, 03/15/27 (Call 03/15/22)	EUR	100	118,415
Liberty Mutual Group Inc., 3.63%, 05/23/59 (Call 05/23/24)(a)(e)	EUR	100	114,648
LKQ European Holdings BV 3.63%, 04/01/26 (Call 04/01/21)(a)	EUR	100	118,057
4.13%, 04/01/28 (Call 04/01/23)(a)	EUR	100	124,528
LKQ Italia Bondco SpA, 3.88%, 04/01/24 (Call 01/01/24)(a)	EUR	100	123,301
Mauser Packaging Solutions Holding Co., 4.75%, 04/15/24 (Call 04/15/21)(a)	EUR	100	114,388
MPT Operating Partnership LP/MPT Finance Corp. 3.33%, 03/24/25 (Call 12/24/24)	EUR	100	121,868
3.69%, 06/05/28 (Call 04/05/28)	GBP	100	130,750
4.00%, 08/19/22 (Call 05/19/22)	EUR	100	120,903
Netflix Inc. 3.00%, 06/15/25 (Call 03/15/25)(a)	EUR	100	120,874
3.63%, 05/15/27	EUR	150	188,537

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2020	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security		Par/ Shares (000)		Value

United States (continued)
3.63%, 06/15/30 (Call 03/15/30)(a)	EUR	150		$190,311
3.88%, 11/15/29(a)	EUR	200		257,983
4.63%, 05/15/29	EUR	100		135,169
OI European Group BV, 3.13%, 11/15/24 (Call 08/15/24)(a)	EUR	100		116,291
Refinitiv U.S. Holdings Inc., 4.50%, 05/15/26 (Call 11/15/21)(a)	EUR	150		182,454
Scientific Games International Inc., 5.50%, 02/15/26 (Call 02/15/21)(a)	EUR	100		106,642
Sealed Air Corp., 4.50%, 09/15/23 (Call 06/15/23)(a)	EUR	100		124,837
Silgan Holdings Inc. 2.25%, 06/01/28 (Call 03/01/23)	EUR	100		113,187
3.25%, 03/15/25 (Call 03/15/21)	EUR	100		117,046
Spectrum Brands Inc., 4.00%, 10/01/26 (Call 10/01/21)(a)	EUR	100		118,303
Standard Industries Inc./NJ, 2.25%, 11/21/26 (Call 08/21/26)(a)	EUR	100		114,554
Tenneco Inc., 5.00%, 07/15/24 (Call 07/15/21)(a)	EUR	100		108,647
WMG Acquisition Corp., 3.63%, 10/15/26 (Call 10/15/21)(a)	EUR	100		118,796

				9,072,100

Total Corporate Bonds & Notes — 96.9% (Cost: $46,054,512)				45,291,982

Common Stocks

South Africa — 0.0%
Sentry Holdings Ltd. Class A(f)(h)		0	(i)	0	(d)

United States — 0.0%
AMC Entertainment Inc.(f)(h)		0	(i)	632

Total Common Stocks — 0.0% (Cost: $159,437)				632

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.04%(j)(k)		40		40,000

Total Short-Term Investments — 0.1% (Cost: $40,000)				40,000

Total Investments in Securities — 97.0% (Cost: $46,253,949)				45,332,614

Other Assets, Less Liabilities — 3.0%				1,417,572

Net Assets — 100.0%				$46,750,186

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Rounds to less than $1.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	Non-income producing security.
(i)	Rounds to less than 1,000.
(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20 (000)	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$14,000	$26,000	(a)	$—	$—	$—	$40,000	40	$111	$—

(a)	Represents net amount purchased (sold).

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

20	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® International High Yield Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total

Investments
Assets
Corporate Bonds & Notes	$—	$45,291,982	$0	(a)	$45,291,982
Common Stocks	—	—	632		632
Money Market Funds	40,000	—	—		40,000

	$40,000	$45,291,982	$632		$45,332,614

(a)	Rounds to less than $1.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments October 31, 2020	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes(a)

Argentina — 1.2%
Agua y Saneamientos Argentinos SA, 6.63%, 02/01/23 (Call 02/01/21)(b)	$150	$67,758
Arcor SAIC, 6.00%, 07/06/23 (Call 11/30/20)(b)	225	208,898
MSU Energy SA/UGEN SA/UENSA SA, 6.88%, 02/01/25 (Call 02/01/22)(b)	300	156,938
Pampa Energia SA, 7.50%, 01/24/27 (Call 01/24/22)(b)	300	208,500
Stoneway Capital Corp., 10.00%, 03/01/27 (Call 03/01/22)(b)(c)	266	91,077
Tecpetrol SA, 4.88%, 12/12/22 (Call 12/12/20)(b)(d)	200	183,187
Transportadora de Gas del Sur SA, 6.75%, 05/02/25 (Call 05/02/22)(b)(d)	300	245,531
YPF SA 6.95%, 07/21/27(b)	460	243,225
7.00%, 12/15/47 (Call 06/15/47)(b)	250	126,250
8.50%, 07/28/25(b)	800	461,500
8.50%, 06/27/29 (Call 03/27/29)(b)	200	112,063
8.75%, 04/04/24(b)	580	378,102

		2,483,029

Azerbaijan — 0.2%
International Bank of Azerbaijan OJSC, 3.50%, 09/01/24(b)	400	367,125

Bahrain — 0.2%
BBK BSC, 5.50%, 07/09/24(b)	400	402,875

Brazil — 6.2%
Adecoagro SA, 6.00%, 09/21/27 (Call 09/21/22)(b)	150	150,656
Banco BTG Pactual SA/Cayman Islands, 5.50%, 01/31/23(b)(d)	200	209,250
Banco do Brasil SA/Cayman 4.63%, 01/15/25(b)	200	212,500
4.75%, 03/20/24(b)	200	212,625
5.88%, 01/19/23(b)	200	213,562
6.25%, (Call 04/15/24)(b)(d)(e)(f)	200	192,000
9.00%, (Call 06/18/24)(b)(e)(f)	200	217,600
9.25%, (Call 04/15/23)(b)(e)(f)	200	217,500
Braskem Netherlands Finance BV 4.50%, 01/10/28 (Call 10/10/27)(b)	200	190,229
4.50%, 01/31/30(b)	200	185,298
5.88%, 01/31/50(b)	200	185,875
BRF SA, 4.88%, 01/24/30 (Call 10/24/29)(b)	200	200,304
Cable Onda SA, 4.50%, 01/30/30 (Call 01/30/25)(b)	200	211,812
Cemig Geracao e Transmissao SA, 9.25%, 12/05/24 (Call 12/05/23)(b)	200	225,000
Centrais Eletricas Brasileiras SA, 4.63%, 02/04/30(b)	200	202,500
Cosan Ltd., 5.50%, 09/20/29 (Call 09/20/24)(b)	200	206,625
CSN Islands XI Corp., 6.75%, 01/28/28 (Call 01/28/24)(b)	200	197,400
CSN Resources SA 7.63%, 02/13/23 (Call 02/13/21)(b)	200	207,500
7.63%, 04/17/26 (Call 04/17/22)(b)	200	204,688
Embraer Netherlands Finance BV 5.05%, 06/15/25	227	219,282
5.40%, 02/01/27	50	47,345
Fibria Overseas Finance Ltd., 5.50%, 01/17/27	100	113,063
Gerdau Trade Inc., 4.88%, 10/24/27(b)	200	220,304
Gol Finance SA, 7.00%, 01/31/25 (Call 01/31/22)(b)	100	72,972
GTL Trade Finance Inc./Gerdau Holdings Inc., 5.89%, 04/29/24 (Call 01/29/24)(b)	150	164,630
GUSAP III LP, 4.25%, 01/21/30 (Call 07/21/29)(b)	200	209,763
Itau Unibanco Holding SA/Cayman Island 4.50%, 11/21/29 (Call 11/21/24)(b)(f)	200	196,813

Security	Par (000)	Value

Brazil (continued)
4.63%, (Call 02/27/25)(b)(e)(f)	$200	$172,500
5.13%, 05/13/23(b)(d)	200	211,770
6.50%, (Call 03/19/23)(b)(d)(e)(f)	200	193,500
JBS Investments II GmbH 5.75%, 01/15/28 (Call 07/15/22)(b)	400	419,500
7.00%, 01/15/26 (Call 01/15/22)(b)	200	213,198
Klabin Austria GmbH, 5.75%, 04/03/29 (Call 01/03/29)(b)	200	220,502
MARB BondCo PLC, 6.88%, 01/19/25 (Call 01/19/21)(b)(d)	200	207,260
Minerva Luxembourg SA, 6.50%, 09/20/26 (Call 09/20/21)(b)	200	208,000
NBM U.S. Holdings Inc., 7.00%, 05/14/26 (Call 05/14/22)(b)	200	212,200
Odebrecht Drilling Norbe VIII/IX Ltd., 7.35%, (7.35% PIK), 12/01/26 (Call 12/01/20)(b)(g)	252	63,699
Odebrecht Offshore Drilling Finance Ltd., 7.72%, (7.72% PIK), 12/01/26 (Call 12/01/21)(b)(g)	168	16,470
Oi SA, 10.00%, (4.00% PIK), 07/27/25(g)	150	146,766
Petrobras Global Finance BV 4.38%, 05/20/23	100	106,160
5.09%, 01/15/30	500	523,615
5.30%, 01/27/25	100	111,188
5.60%, 01/03/31 (Call 10/03/30)	100	107,560
5.63%, 05/20/43	100	102,219
5.75%, 02/01/29	250	278,165
6.00%, 01/27/28	200	224,070
6.25%, 03/17/24	100	112,750
6.75%, 01/27/41	100	111,031
6.75%, 06/03/50 (Call 12/03/49)	250	273,281
6.85%, 06/05/2115(d)	300	321,844
6.88%, 01/20/40	148	166,500
6.90%, 03/19/49	300	339,492
7.25%, 03/17/44	175	202,508
7.38%, 01/17/27(d)	250	301,672
8.75%, 05/23/26(d)	100	127,500
Rede D’or Finance Sarl, 4.95%, 01/17/28 (Call 10/17/27)(b)	200	205,750
Rumo Luxembourg Sarl, 5.88%, 01/18/25 (Call 01/18/22)(b)(d)	200	209,250
St. Marys Cement Inc. Canada, 5.75%, 01/28/27 (Call 10/28/26)(b)(d)	200	225,062
Suzano Austria GmbH 3.75%, 01/15/31 (Call 10/15/30)	100	102,210
5.00%, 01/15/30 (Call 10/15/29)	200	218,322
7.00%, 03/16/47 (Call 09/16/46)(b)	200	241,500
Ultrapar International SA, 5.25%, 06/06/29(b)(d)	200	209,090
Vale Overseas Ltd. 3.75%, 07/08/30 (Call 04/08/30)	200	209,098
6.25%, 08/10/26	200	237,419
6.88%, 11/21/36	300	403,594
6.88%, 11/10/39	250	341,664

		13,384,975

Chile — 3.8%
AES Gener SA, 7.13%, 03/26/79 (Call 04/07/24)(b)(f)	400	412,250
Banco de Credito e Inversiones SA 3.50%, 10/12/27(b)(d)	200	217,187
4.00%, 02/11/23(b)	200	211,250
Banco Santander Chile, 2.70%, 01/10/25 (Call 12/10/24)(b)	300	314,906
Celulosa Arauco y Constitucion SA 4.20%, 01/29/30 (Call 10/29/29)(b)(d)	200	213,125
4.25%, 04/30/29 (Call 01/30/29)(b)	400	427,500
4.50%, 08/01/24 (Call 05/01/24)	200	217,500
5.15%, 01/29/50 (Call 07/29/49)(b)	200	215,300
5.50%, 04/30/49 (Call 10/30/48)(b)(d)	200	223,500

22	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chile (continued)
Cencosud SA 4.38%, 07/17/27 (Call 04/17/27)(b)	$400	$432,500
5.15%, 02/12/25 (Call 11/12/24)(b)	200	220,062
Colbun SA 3.15%, 03/06/30 (Call 12/06/29)(b)	400	417,010
3.95%, 10/11/27 (Call 07/11/27)(b)	200	221,375
Corp. Group Banking SA, 6.75%, 03/15/23 (Call 03/15/21)(b)	250	68,672
Empresa Electrica Guacolda SA, 4.56%, 04/30/25 (Call 01/30/25)(b)	200	159,000
Empresa Nacional de Telecomunicaciones SA 4.75%, 08/01/26 (Call 05/03/26)(b)	400	441,250
4.88%, 10/30/24 (Call 07/30/24)(b)	400	429,750
Enel Americas SA, 4.00%, 10/25/26 (Call 07/25/26)	200	215,775
Enel Chile SA, 4.88%, 06/12/28 (Call 03/12/28)	500	584,375
Engie Energia Chile SA, 3.40%, 01/28/30 (Call 10/28/29)(b)	200	212,813
GNL Quintero SA, 4.63%, 07/31/29(b)	600	650,250
Inversiones CMPC SA 3.85%, 01/13/30 (Call 10/13/29)(b)	200	217,402
4.38%, 04/04/27(b)	200	222,625
Inversiones CMPC SA/Cayman Islands Branch, 4.38%, 05/15/23 (Call 02/15/23)(b)(d)	400	424,424
Kenbourne Invest SA, 6.88%, 11/26/24 (Call 11/26/21)(b)	200	208,938
SACI Falabella, 3.75%, 04/30/23(b)	200	208,375
VTR Comunicaciones SpA, 5.13%, 01/15/28 (Call 07/15/23)(b)	200	210,875
VTR Finance NV, 6.38%, 07/15/28 (Call 07/15/23)(b)	200	213,188

		8,211,177

China — 8.7%
Agile Group Holdings Ltd., 8.38%, (Call 12/04/23)(b)(e)(f)	200	207,125
Alibaba Group Holding Ltd. 3.40%, 12/06/27 (Call 09/06/27)	300	333,489
3.60%, 11/28/24 (Call 08/28/24)	200	218,752
4.00%, 12/06/37 (Call 06/06/37)	200	231,562
4.20%, 12/06/47 (Call 06/06/47)	200	248,953
Amipeace Ltd., 2.50%, 12/05/24(b)	200	206,875
Baidu Inc., 4.13%, 06/30/25	200	222,437
Bank of China Ltd., 5.00%, 11/13/24(b)	200	222,000
Bank of China Ltd./Hong Kong 1.10%, 03/08/23, (3 mo. LIBOR US + 0.850%)(b)(f)	200	200,016
3.88%, 06/30/25(b)	200	221,750
Bank of Communications Co. Ltd./Hong Kong, 1.13%, 05/17/23, (3 mo. LIBOR US + 0.85%)(b)(f)	200	199,800
Bocom Leasing Management Hong Kong Co. Ltd., 1.32%, 12/10/24, (3 mo. LIBOR US + 1.075%)(b)(f)	200	195,375
CCCI Treasure Ltd., 3.43%, (Call 11/21/24)(b)(e)(f)	200	199,313
CFLD Cayman Investment Ltd., 8.05%, 01/13/25(b)	200	176,197
China Cinda Finance 2015 I Ltd., 4.25%, 04/23/25(b)	200	219,916
China Cinda Finance 2017 I Ltd. 3.88%, 02/08/23(b)	200	210,214
4.75%, 02/21/29(b)	200	230,625
China Construction Bank Corp. 1.25%, 08/04/25(b)	200	198,206
4.25%, 02/27/29 (Call 02/27/24)(b)(f)	200	213,312
China Evergrande Group 7.50%, 06/28/23 (Call 11/30/20)(b)	200	150,500
8.75%, 06/28/25 (Call 06/28/21)(b)	200	146,500
10.50%, 04/11/24 (Call 04/11/22)(b)	200	157,063
China Mengniu Dairy Co. Ltd., 1.88%, 06/17/25 (Call 05/17/25)(b)	200	199,903
China Overseas Finance Cayman VI Ltd., 5.95%, 05/08/24(b)	200	228,500

Security	Par (000)	Value

China (continued)
China Overseas Finance Cayman VII Ltd. 4.25%, 04/26/23(b)	$200	$213,004
4.75%, 04/26/28(b)	200	228,437
China Resources Land Ltd., 4.13%, 02/26/29(b)	200	221,125
China State Construction Finance Cayman Ltd., 6.00%, (Call 12/03/21)(b)(e)(f)	200	207,438
CIFI Holdings Group Co. Ltd., 6.00%, 07/16/25 (Call 01/16/23)(b)	200	205,625
CITIC Ltd. 2.85%, 02/25/30(b)	200	205,188
3.88%, 02/28/27(b)	200	216,750
CMHI Finance BVI Co. Ltd., 4.38%, 08/06/23(b)	200	214,331
CNOOC Finance 2013 Ltd., 2.88%, 09/30/29 (Call 06/30/29)	200	212,850
CNOOC Finance 2014 ULC, 4.25%, 04/30/24	200	220,338
CNOOC Finance 2015 USA LLC, 4.38%, 05/02/28	200	233,108
CNOOC Petroleum North America ULC 6.40%, 05/15/37	275	399,094
7.50%, 07/30/39	200	327,312
CNPC General Capital Ltd., 3.40%, 04/16/23(b)	200	210,937
COSL Singapore Capital Ltd., 4.50%, 07/30/25(b)	200	222,812
Country Garden Holdings Co. Ltd., 7.25%, 04/08/26 (Call 04/08/23)(b)	400	446,125
CRCC Yuxiang Ltd., 3.50%, 05/16/23(b)	200	209,500
Franshion Brilliant Ltd., 4.00%, (Call 01/03/23)(b)(e)(f)	200	200,938
Huarong Finance 2017 Co. Ltd. 4.25%, 11/07/27(b)	200	213,812
4.75%, 04/27/27(b)	400	437,500
Huarong Finance 2019 Co. Ltd., 4.50%, 05/29/29(b)	200	215,812
Huarong Finance II Co. Ltd., 5.50%, 01/16/25(b)	200	222,826
ICBCIL Finance Co. Ltd., 3.75%, 03/05/24(b)	200	212,437
Industrial & Commercial Bank of China Ltd./London, 1.06%, 10/25/23, (3 mo. LIBOR US + 0.850%)(b)(f)	400	399,770
Industrial & Commercial Bank of China Ltd./Singapore, 1.04%, 04/25/24, (3 mo. LIBOR US + 0.830%)(b)(f)	200	199,520
Industrial & Commercial Bank of China Macau Ltd., 2.88%, 09/12/29 (Call 09/12/24)(b)(f)	200	204,102
JD.com Inc., 3.88%, 04/29/26(d)	200	221,125
Joy Treasure Assets Holdings Inc., 3.50%, 09/24/29 (Call 06/24/29)(b)	200	209,563
Kaisa Group Holdings Ltd. 9.38%, 06/30/24 (Call 06/30/21)(b)	200	180,969
10.50%, 01/15/25 (Call 01/15/23)(b)	200	186,438
Lenovo Group Ltd., 4.75%, 03/29/23(b)	200	210,313
Longfor Group Holdings Ltd., 3.95%, 09/16/29(b)	200	212,000
Poly Real Estate Finance Ltd., 3.88%, 03/25/24(b)	200	209,813
Prosus NV 4.85%, 07/06/27 (Call 04/06/27)(b)(d)	400	458,625
5.50%, 07/21/25 (Call 04/21/25)(b)	600	686,250
Proven Honour Capital Ltd. 4.13%, 05/19/25(b)	200	207,750
4.13%, 05/06/26(b)	200	207,750
Shimao Group Holdings Ltd., 5.60%, 07/15/26 (Call 07/15/23)(b)	200	218,687
Sino-Ocean Land Treasure Finance II Ltd., 5.95%, 02/04/27(b)	200	217,333
Sinopec Capital 2013 Ltd., 3.13%, 04/24/23(b)	400	418,625
State Elite Global Ltd., 0.99%, 10/24/24, (3 mo. LIBOR US + 0.770%)(b)(f)	200	198,500
Sunac China Holdings Ltd., 6.50%, 01/10/25 (Call 01/10/23)(b)	200	191,499

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

China (continued)
Tencent Holdings Ltd. 1.81%, 01/26/26 (Call 12/26/25)(b)	$400	$407,080
2.39%, 06/03/30 (Call 03/03/30)(b)(d)	200	202,414
3.60%, 01/19/28 (Call 10/19/27)(b)	300	327,801
3.93%, 01/19/38 (Call 07/19/37)(b)	200	229,008
3.98%, 04/11/29 (Call 01/11/29)(b)	200	225,522
4.53%, 04/11/49 (Call 10/11/48)(b)	200	247,750
Vanke Real Estate Hong Kong Co. Ltd. 4.15%, 04/18/23(b)	200	210,937
4.20%, 06/07/24(b)	200	213,875
Weibo Corp., 3.38%, 07/08/30 (Call 04/08/30)	200	200,625
Well Hope Development Ltd., 3.88%, (Call 10/19/22)(b)(e)(f)	200	201,218
Yingde Gases Investment Ltd., 6.25%, 01/19/23 (Call 01/19/21)(b)	200	206,563
Yuzhou Group Holdings Co. Ltd., 7.38%, 01/13/26 (Call 01/13/24)(b)	200	191,999

		18,639,106

Colombia — 4.2%
AI Candelaria Spain SLU, 7.50%, 12/15/28 (Call 09/15/28)(b)(d)	250	270,314
Banco de Bogota SA 4.38%, 08/03/27 (Call 05/03/27)(b)	350	369,600
5.38%, 02/19/23(b)	200	210,312
6.25%, 05/12/26(b)(d)	400	438,000
Bancolombia SA 3.00%, 01/29/25 (Call 12/29/24)	200	201,550
4.63%, 12/18/29 (Call 12/18/24)(f)	400	387,625
4.88%, 10/18/27 (Call 10/18/22)(f)	400	394,250
Colombia Telecomunicaciones SA ESP, 4.95%, 07/17/30 (Call 04/17/30)(b)	200	212,000
Ecopetrol SA 4.13%, 01/16/25	483	507,754
5.38%, 06/26/26 (Call 03/26/26)	535	589,837
5.88%, 09/18/23	800	884,000
5.88%, 05/28/45	800	868,290
6.88%, 04/29/30 (Call 01/29/30)	750	901,500
7.38%, 09/18/43	400	500,500
Grupo Aval Ltd., 4.38%, 02/04/30 (Call 11/04/29)(b)	400	388,500
Grupo de Inversiones Suramericana SA, 5.50%, 04/29/26 (Call 01/29/26)(b)	200	225,500
Millicom International Cellular SA 5.13%, 01/15/28 (Call 09/15/22)(b)	200	209,875
6.25%, 03/25/29 (Call 03/25/24)(b)	200	221,100
6.63%, 10/15/26 (Call 10/15/21)(b)	200	216,000
Oleoducto Central SA, 4.00%, 07/14/27 (Call 05/14/27)(h)	200	208,540
SURA Asset Management SA, 4.88%, 04/17/24(b)	200	218,480
Termocandelaria Power Ltd., 7.88%, 01/30/29 (Call 01/30/23)(b)	200	217,200
Transportadora de Gas Internacional SA ESP, 5.55%, 11/01/28 (Call 08/01/28)(b)	400	459,625

		9,100,352

Congo — 0.2%
HTA Group Ltd./Mauritius, 7.00%, 12/18/25 (Call 06/18/22)(b)	400	418,363

Ghana — 0.2%
Kosmos Energy Ltd., 7.13%, 04/04/26 (Call 04/04/22)(b)	400	343,500
Tullow Oil PLC, 7.00%, 03/01/25 (Call 03/01/21)(b)	200	103,188

		446,688

Security	Par (000)	Value

Guatemala — 0.1%
Central American Bottling Corp., 5.75%, 01/31/27 (Call 01/31/22)(b)	$100	$104,438
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24 (Call 11/18/20)(b)	200	204,500

		308,938

Hong Kong — 5.4%
AIA Group Ltd. 3.20%, 09/16/40 (Call 03/16/40)(b)	400	408,185
3.38%, 04/07/30 (Call 01/07/30)(b)	200	223,078
3.60%, 04/09/29 (Call 01/09/29)(b)	200	223,603
3.90%, 04/06/28 (Call 01/06/28)(b)	200	224,812
4.50%, 03/16/46 (Call 09/16/45)(b)	200	253,750
Bank of China Hong Kong Ltd., 5.90%, (Call 09/14/23)(b)(e)(f)	400	426,625
Bank of Communications Hong Kong Ltd., 3.73%, (Call 03/03/25)(b)(e)(f)	250	250,703
Bank of East Asia Ltd. (The) 4.00%, 11/03/26 (Call 11/03/21)(b)(f)	200	202,563
5.50%, (Call 12/02/20)(b)(e)(f)	150	149,484
5.88%, (Call 09/19/24)(b)(e)(f)	250	254,141
Celestial Dynasty Ltd., 4.25%, 06/27/29(b)	200	201,875
Celestial Miles Ltd., 5.75%, (Call 01/31/24)(b)(e)(f)	200	207,437
China CITIC Bank International Ltd., 7.10%, (Call 11/06/23)(b)(e)(f)	200	216,187
CK Hutchison International 16 Ltd., 2.75%, 10/03/26(b)	200	214,625
CK Hutchison International 19 Ltd. 3.25%, 04/11/24 (Call 03/11/24)(b)(d)	200	213,752
3.38%, 09/06/49 (Call 03/06/49)(b)	200	216,625
3.63%, 04/11/29 (Call 01/11/29)(b)	200	224,250
CK Hutchison International 20 Ltd., 2.50%, 05/08/30 (Call 02/08/30)(b)	600	622,383
CLP Power Hong Kong Financing Ltd., 2.13%, 06/30/30(b)	200	200,161
FWD Group Ltd. 0.00%, (Call 06/15/22)(b)(e)(f)(i)	200	151,063
5.75%, 07/09/24(b)	200	205,063
HKT Capital No. 5 Ltd., 3.25%, 09/30/29(b)	200	213,250
Hongkong Electric Finance Ltd., 2.88%, 05/03/26(b)	200	213,762
Hongkong Land Finance Cayman Islands Co. Ltd. (The), 2.88%, 05/27/30 (Call 02/27/30)(b)	200	210,703
HPHT Finance 19 Ltd., 2.88%, 11/05/24(b)	200	207,250
Hutchison Whampoa International 14 Ltd., 3.63%, 10/31/24(b)	400	437,250
Hutchison Whampoa International Ltd., 7.45%, 11/24/33(b)	100	155,625
Hysan MTN Ltd., 2.82%, 09/04/29(b)	200	201,563
IFC Development Corporate Treasury Ltd., 3.63%, 04/17/29(b)	200	217,562
Industrial & Commercial Bank of China Asia Ltd., 4.25%, (Call 07/21/21)(b)(e)(f)	200	201,813
Li & Fung Ltd., 4.38%, 10/04/24 (Call 09/04/24)(b)	200	201,500
Link Finance Cayman 2009 Ltd. (The), 3.60%, 09/03/24(b)	200	213,812
MTR Corp. Ltd., 1.63%, 08/19/30(b)	200	195,181
Nan Fung Treasury II Ltd., 5.50%, (Call 05/29/21)(b)(e)	200	200,125
Nan Fung Treasury Ltd., 3.63%, 08/27/30(b)	200	198,822
Nanyang Commercial Bank Ltd., 5.00%, (Call 06/02/22)(b)(e)(f)	350	348,906
New World China Land Ltd., 4.75%, 01/23/27(b)	200	206,500
NWD Finance BVI Ltd. 5.25%, (Call 03/22/26)(b)(e)(f)	200	209,375
6.25%, (Call 03/07/24)(b)(e)	200	205,938
NWD MTN Ltd. 4.13%, 07/18/29(b)	200	201,938
4.50%, 05/19/30(b)	200	207,687
OVPH Ltd., 5.88%, (Call 03/01/21)(b)(e)	200	201,750
PCCW-HKT Capital No. 5 Ltd., 3.75%, 03/08/23(b)	200	210,375

24	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hong Kong (continued)
Radiant Access Ltd., 4.60%, (Call 11/18/20)(b)(e)	$400	$400,375
Sun Hung Kai Properties Capital Market Ltd. 2.88%, 01/21/30(b)	200	209,375
3.63%, 01/16/23(b)	200	209,812
Swire Pacific Mtn Financing HK Ltd., 2.88%, 01/30/30 (Call 10/30/29)(b)	200	206,938
Swire Pacific MTN Financing Ltd., 4.50%, 10/09/23(b)	200	216,500
Swire Properties MTN Financing Ltd., 3.63%, 01/13/26(b)	200	217,000

		11,611,052

India — 4.8%
ABJA Investment Co. Pte Ltd. 5.45%, 01/24/28(b)	400	388,112
5.95%, 07/31/24(b)	200	208,250
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30(b)	400	394,250
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24(b)	200	216,062
Adani Ports & Special Economic Zone Ltd. 3.38%, 07/24/24(b)	400	405,900
4.00%, 07/30/27 (Call 06/30/27)(b)	200	201,070
4.20%, 08/04/27 (Call 02/04/27)(b)	200	201,850
Bharat Petroleum Corp. Ltd., 4.00%, 05/08/25(b)	200	208,625
Bharti Airtel International Netherlands BV, 5.35%, 05/20/24(b)	400	433,250
Bharti Airtel Ltd., 4.38%, 06/10/25(b)	400	424,500
BPRL International Singapore Pte Ltd., 4.38%, 01/18/27(b)	200	208,500
Delhi International Airport Ltd., 6.13%, 10/31/26(b)	200	203,500
Future Retail Ltd., 5.60%, 01/22/25 (Call 01/22/23)(b)	200	137,000
Greenko Solar Mauritius Ltd. 5.55%, 01/29/25 (Call 01/29/21)(b)	200	205,063
5.95%, 07/29/26 (Call 07/29/22)(b)	200	210,312
Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/27(b)	200	204,563
ICICI Bank Ltd./Dubai, 4.00%, 03/18/26(b)	450	477,141
Indian Oil Corp. Ltd., 4.75%, 01/16/24(b)	400	424,875
Network i2i Ltd., 5.65%, (Call 01/15/25)(b)(e)(f)	200	200,300
NTPC Ltd. 4.25%, 02/26/26(b)	200	213,000
4.38%, 11/26/24(b)	200	213,979
Oil India International Pte Ltd., 4.00%, 04/21/27(b)	200	204,688
Oil India Ltd., 5.38%, 04/17/24(b)	200	218,187
ONGC Videsh Ltd., 4.63%, 07/15/24(b)	200	214,125
ONGC Videsh Vankorneft Pte Ltd., 3.75%, 07/27/26(b)	200	208,313
Power Finance Corp. Ltd., 4.50%, 06/18/29(b)	400	409,000
REC Ltd. 3.38%, 07/25/24(b)	200	203,625
5.25%, 11/13/23(b)	200	216,500
Reliance Industries Ltd. 3.67%, 11/30/27(b)	250	273,672
4.13%, 01/28/25(b)	250	274,453
4.88%, 02/10/45(b)	250	305,625
ReNew Power Synthetic, 6.67%, 03/12/24 (Call 03/12/21)(b)	200	209,312
State Bank of India/London 4.38%, 01/24/24(b)	400	428,250
4.88%, 04/17/24(b)	200	218,062
Vedanta Resources Finance II PLC, 9.25%, 04/23/26 (Call 04/23/23)(b)(d)	200	125,250
Vedanta Resources Ltd. 6.13%, 08/09/24 (Call 08/09/21)(b)	200	117,250
7.13%, 05/31/23(b)	200	122,150

Security	Par (000)	Value

India (continued)
Wynn Macau Ltd. 5.13%, 12/15/29 (Call 12/15/24)(b)	$400	$370,000
5.50%, 01/15/26 (Call 06/15/22)(b)	400	387,500

		10,286,064

Indonesia — 2.5%
Adaro Indonesia PT, 4.25%, 10/31/24 (Call 10/31/22)(b)	250	247,109
Bank Mandiri Persero Tbk PT 3.75%, 04/11/24(b)	200	210,375
4.75%, 05/13/25(b)	400	439,750
Bank Rakyat Indonesia Persero Tbk PT 3.95%, 03/28/24(b)	200	212,437
4.63%, 07/20/23(b)	200	214,000
Cikarang Listrindo Tbk PT, 4.95%, 09/14/26 (Call 09/14/21)(b)	200	204,688
Eterna Capital Pte Ltd., Series B, 8.00%, (8.00% PIK), 12/11/22 (Call 11/30/20)(g)	226	49,614
Indika Energy Capital III Pte Ltd., 5.88%, 11/09/24 (Call 11/09/21)(b)	250	234,453
LLPL Capital Pte Ltd., 6.88%, 02/04/39(b)	375	431,118
Medco Bell Pte Ltd., 6.38%, 01/30/27 (Call 01/30/24)(b)	200	175,500
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26 (Call 05/14/23)(b)	400	387,375
Medco Platinum Road Pte Ltd., 6.75%, 01/30/25 (Call 01/30/22)(b)	200	194,125
Minejesa Capital BV 4.63%, 08/10/30(b)	400	411,844
5.63%, 08/10/37(b)	400	413,750
Perusahaan Gas Negara Tbk PT, 5.13%, 05/16/24(b)	600	657,000
Saka Energi Indonesia PT, 4.45%, 05/05/24(b)	400	366,625
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38 (Call 10/14/29)(h)	200	206,000
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33 (Call 04/24/26)(b)	363	398,400

		5,454,163

Israel — 3.3%
Bank Leumi Le-Israel BM, 3.28%, 01/29/31 (Call 01/29/26)(f)(h)	200	203,250
ICL Group Ltd., 6.38%, 05/31/38 (Call 11/30/37)(h)	250	320,938
Israel Electric Corp. Ltd. 4.25%, 08/14/28(h)	400	458,000
6.88%, 06/21/23(b)	200	227,813
Series 6, 5.00%, 11/12/24(h)	600	678,000
Leviathan Bond Ltd. 6.13%, 06/30/25 (Call 03/30/25)(h)	400	410,480
6.50%, 06/30/27 (Call 12/30/26)(h)	200	206,750
6.75%, 06/30/30 (Call 12/30/29)(h)	200	206,750
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36	300	300,000
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 07/21/23	1,186	1,124,826
3.15%, 10/01/26(d)	1,451	1,273,252
4.10%, 10/01/46	790	655,700
6.00%, 04/15/24 (Call 01/15/24)	500	500,086
6.75%, 03/01/28 (Call 12/01/27)	500	522,506

		7,088,351

Jamaica — 0.5%
Digicel Group 0.5 Ltd. (2.00% PIK), 10.00%, 04/01/24 (Call 11/16/20)(g)	400	302,604
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd. 8.75%, 05/25/24 (Call 05/25/21)(b)(d)	200	199,500
8.75%, 05/25/24 (Call 05/25/21)(b)	300	301,500

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Jamaica (continued)
Digicel Ltd., 6.75%, 03/01/23 (Call 11/16/20)(b)(d)	$400	$248,000

		1,051,604

Jordan — 0.1%
Hikma Finance USA LLC, 3.25%, 07/09/25(b)	200	205,400

Kazakhstan — 0.6%
Halyk Savings Bank of Kazakhstan JSC, 5.50%, 12/21/22 (Call 11/30/20)(b)	147	146,342
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/30 (Call 02/15/30)(b)	600	609,187
4.00%, 08/15/26(b)	500	530,938

		1,286,467

Kuwait — 1.7%
Boubyan Sukuk Ltd., 2.59%, 02/18/25(b)	200	204,540
Burgan Bank SAK, 5.75%, (Call 07/09/24)(b)(e)(f)	200	197,563
Equate Petrochemical BV, 4.25%, 11/03/26(b)	600	640,800
Equate Sukuk Spc Ltd., 3.94%, 02/21/24(b)	200	212,687
Kuwait Projects Co. SPC Ltd. 4.23%, 10/29/26(b)	200	198,625
4.50%, 02/23/27(b)	200	198,688
5.00%, 03/15/23(b)	200	206,187
MEGlobal Canada ULC 5.00%, 05/18/25(b)	600	652,500
5.88%, 05/18/30(b)	200	237,062
NBK Tier 1 Financing 2 Ltd., 4.50%, (Call 11/27/25)(b)(e)(f)	400	396,250
NBK Tier 1 Financing Ltd., 5.75%, (Call 04/09/21)(b)(e)(f)	400	398,875
Warba Sukuk Ltd., 2.98%, 09/24/24(b)	200	208,250

		3,752,027

Luxembourg — 0.8%
Altice Financing SA 5.00%, 01/15/28 (Call 01/15/23)(b)	400	388,000
7.50%, 05/15/26 (Call 05/15/21)(b)	1,195	1,248,894

		1,636,894

Macau — 3.5%
Melco Resorts Finance Ltd. 4.88%, 06/06/25 (Call 11/30/20)(b)(d)	204	205,976
5.25%, 04/26/26 (Call 04/26/22)(b)	200	201,000
5.38%, 12/04/29 (Call 12/04/24)(b)	600	578,250
5.63%, 07/17/27 (Call 07/17/22)(b)(d)	200	202,750
5.75%, 07/21/28 (Call 07/21/23)(b)	600	599,094
MGM China Holdings Ltd. 5.25%, 06/18/25 (Call 06/18/22)(b)	200	200,313
5.38%, 05/15/24 (Call 05/15/21)(b)	400	408,825
5.88%, 05/15/26 (Call 05/15/22)(b)	400	404,500
Sands China Ltd. 3.80%, 01/08/26 (Call 12/08/25)(b)	400	407,000
4.38%, 06/18/30 (Call 03/18/30)(b)	400	411,708
4.60%, 08/08/23 (Call 07/08/23)	600	638,814
5.13%, 08/08/25 (Call 06/08/25)	1,000	1,079,152
5.40%, 08/08/28 (Call 05/08/28)	600	647,082
Studio City Finance Ltd. 6.00%, 07/15/25 (Call 07/15/22)(b)	200	200,250
6.50%, 01/15/28 (Call 07/15/23)(b)	200	197,040
7.25%, 02/11/24 (Call 02/11/21)(b)(d)	408	418,582
Wynn Macau Ltd. 4.88%, 10/01/24 (Call 11/30/20)(b)	400	390,000
5.50%, 10/01/27 (Call 10/01/22)(b)	200	187,190
5.63%, 08/26/28 (Call 08/26/23)(h)	200	191,250

		7,568,776

Security	Par (000)	Value

Malaysia — 1.5%
Axiata SPV2 Bhd 2.16%, 08/19/30 (Call 05/19/30)(b)	$200	$197,750
4.36%, 03/24/26(b)	200	226,813
Axiata Spv5 Labuan Ltd., 3.06%, 08/19/50 (Call 02/19/50)(b)	400	386,200
CIMB Bank Bhd, 1.01%, 10/09/24, (3 mo. LIBOR US + 0.780%)(b)(f)	200	198,875
Gohl Capital Ltd., 4.25%, 01/24/27(b)	800	791,088
Malayan Banking Bhd, 1.08%, 08/16/24, (3 mo. LIBOR US + 0.800%)(b)(f)	400	397,875
Parkway Pantai Ltd., 4.25%, (Call 07/27/22)(b)(e)(f)	200	200,875
TNB Global Ventures Capital Bhd 3.24%, 10/19/26(b)	400	429,875
4.85%, 11/01/28(b)	400	470,875

		3,300,226

Mexico — 5.3%
Alfa SAB de CV, 5.25%, 03/25/24 (Call 12/25/23)(b)	200	212,875
Alpek SAB de CV, 4.25%, 09/18/29 (Call 06/18/29)(b)	200	204,558
America Movil SAB de CV 2.88%, 05/07/30 (Call 02/07/30)	400	429,064
3.63%, 04/22/29 (Call 01/22/29)	200	225,625
4.38%, 07/16/42	200	242,535
4.38%, 04/22/49 (Call 10/22/48)	200	244,948
6.13%, 03/30/40	300	427,031
6.38%, 03/01/35	100	143,969
Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.13%, 06/06/24(b)(d)	450	473,864
Banco Mercantil del Norte SA/Grand Cayman, 6.75%, (Call 09/27/24)(b)(e)(f)	200	199,250
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.38%, 04/17/25(b)	150	167,813
5.95%, 10/01/28 (Call 10/01/23)(b)(f)	200	212,438
BBVA Bancomer SA/Texas 4.38%, 04/10/24(b)	150	161,850
5.13%, 01/18/33 (Call 01/17/28)(b)(f)	200	197,000
5.88%, 09/13/34 (Call 09/13/29)(b)(f)	200	208,250
Becle SAB de CV, 3.75%, 05/13/25(b)	150	160,500
Braskem Idesa SAPI, 7.45%, 11/15/29 (Call 11/15/24)(b)	200	189,104
Cemex SAB de CV 5.45%, 11/19/29 (Call 11/19/24)(b)	200	211,560
5.70%, 01/11/25 (Call 11/30/20)(b)	400	408,875
7.38%, 06/05/27 (Call 06/05/23)(b)	200	220,500
7.75%, 04/16/26 (Call 04/16/21)(b)	200	211,600
Coca-Cola FEMSA SAB de CV, 5.25%, 11/26/43	300	404,156
Cometa Energia SA de CV, 6.38%, 04/24/35 (Call 01/24/35)(b)	187	207,018
El Puerto de Liverpool SAB de CV, 3.88%, 10/06/26(b)	200	206,750
Fomento Economico Mexicano SAB de CV 3.50%, 01/16/50 (Call 07/16/49)	450	467,325
4.38%, 05/10/43	150	176,953
Fresnillo PLC, 4.25%, 10/02/50 (Call 04/02/50)(h)	200	203,250
Grupo Bimbo SAB de CV 4.00%, 09/06/49(b)	200	211,184
4.88%, 06/27/44(b)	200	236,187
Grupo Televisa SAB 5.00%, 05/13/45 (Call 11/13/44)	200	224,625
5.25%, 05/24/49 (Call 11/24/48)	200	233,947
6.13%, 01/31/46 (Call 07/31/45)	200	258,107
6.63%, 03/18/25	100	120,469
6.63%, 01/15/40	120	157,200

26	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mexico (continued)
Industrias Penoles SAB de CV 4.15%, 09/12/29 (Call 06/12/29)(b)	$200	$219,687
4.75%, 08/06/50 (Call 02/06/50)(h)	200	209,250
Infraestructura Energetica Nova SAB de CV, 4.88%, 01/14/48(b)(d)	200	190,688
Minera Mexico SA de CV, 4.50%, 01/26/50 (Call 07/26/49)(b)	200	216,520
Nemak SAB de CV, 4.75%, 01/23/25 (Call 01/23/21)(b)	200	204,206
Orbia Advance Corp. SAB de CV, 5.50%, 01/15/48 (Call 07/15/47)(b)	200	224,137
Sigma Alimentos SA de CV, 4.13%, 05/02/26 (Call 02/02/26)(b)	200	216,688
Southern Copper Corp. 3.88%, 04/23/25	100	110,344
5.25%, 11/08/42	200	253,750
5.88%, 04/23/45	300	410,850
6.75%, 04/16/40	100	143,813
7.50%, 07/27/35	200	293,562
Trust Fibra Uno 5.25%, 01/30/26 (Call 10/30/25)(b)	200	217,125
6.39%, 01/15/50 (Call 07/15/49)(b)	200	207,750

		11,378,750

Morocco — 0.7%
OCP SA 4.50%, 10/22/25(b)	600	636,656
5.63%, 04/25/24(b)	625	679,492
6.88%, 04/25/44(b)	200	250,500

		1,566,648

Nigeria — 0.2%
IHS Netherlands Holdco BV 7.13%, 03/18/25 (Call 09/18/21)(b)	200	201,937
8.00%, 09/18/27 (Call 09/18/22)(b)	300	305,625

		507,562

Oman — 0.5%
Bank Muscat SAOG, 4.88%, 03/14/23(b)	200	200,750
National Bank of Oman SAOG, 5.63%, 09/25/23(b)	400	399,375
Oztel Holdings SPC Ltd., 6.63%, 04/24/28(b)	500	489,375

		1,089,500

Panama — 1.0%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30 (Call 02/28/30)(h)	600	633,095
Banco General SA, 4.13%, 08/07/27 (Call 05/07/27)(b)	400	445,750
C&W Senior Financing DAC 6.88%, 09/15/27 (Call 09/15/22)(b)(d)	600	631,800
7.50%, 10/15/26 (Call 10/15/21)(b)(d)	200	211,260
Sable International Finance Ltd., 5.75%, 09/07/27 (Call 09/07/22)(b)	200	212,000

		2,133,905

Paraguay — 0.2%
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(b)(d)(i)	298	217,609
Telefonica Celular del Paraguay SA, 5.88%, 04/15/27 (Call 04/15/22)(b)	200	211,187

		428,796

Peru — 2.0%
Banco de Credito del Peru 2.70%, 01/11/25 (Call 12/11/24)(b)	600	617,280
3.13%, 07/01/30 (Call 07/01/25)(b)(f)	400	404,000
4.25%, 04/01/23(b)	100	106,688
Credicorp Ltd., 2.75%, 06/17/25 (Call 05/17/25)(b)	200	204,250

Security	Par (000)	Value

Peru (continued)
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.38%, 06/01/28(b)	$200	$200,125
Inkia Energy Ltd., 5.88%, 11/09/27 (Call 11/09/22)(b)(d)	200	207,625
Kallpa Generacion SA, 4.13%, 08/16/27 (Call 05/16/27)(b)	400	418,250
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/36(b)	200	219,750
5.88%, 07/05/34(b)	316	378,735
Nexa Resources SA 5.38%, 05/04/27 (Call 02/04/27)(b)	400	422,600
6.50%, 01/18/28 (Call 10/18/27)(b)	200	220,937
Orazul Energy Egenor SCA, 5.63%, 04/28/27 (Call 04/28/22)(b)(d)	200	206,375
Peru LNG Srl, 5.38%, 03/22/30(b)(d)	400	304,125
Transportadora de Gas del Peru SA, 4.25%, 04/30/28(b)(d)	400	443,000

		4,353,740

Philippines — 1.9%
Bank of the Philippine Islands, 4.25%, 09/04/23(b)	200	215,687
BDO Unibank Inc. 2.13%, 01/13/26(b)	200	200,250
2.95%, 03/06/23(b)	400	415,000
JGSH Philippines Ltd. 4.13%, 07/09/30(b)	200	204,000
4.38%, 01/23/23(b)	200	211,108
Jollibee Worldwide Pte Ltd., 3.90%, (Call 01/23/25)(b)(e)(f)	400	364,250
Manila Water Co. Inc., 4.38%, 07/30/30 (Call 07/30/25)(b)	200	198,750
Metropolitan Bank & Trust Co., 2.13%, 01/15/26(b)	200	199,500
Petron Corp., 4.60%, (Call 07/19/23)(b)(e)(f)	200	186,313
Philippine National Bank, 3.28%, 09/27/24(b)	400	419,750
San Miguel Corp., 4.88%, 04/26/23 (Call 04/26/21)(b)	200	201,448
San Miguel Crop., 5.50%, (Call 07/29/25)(b)(e)(f)	400	397,000
SMC Global Power Holdings Corp. 5.70%, (Call 01/21/26)(b)(e)(f)	200	188,625
5.95%, (Call 05/05/25)(b)(e)(f)	400	384,500
6.50%, (Call 04/25/24)(b)(e)(f)	300	296,250

		4,082,431

Qatar — 3.2%
ABQ Finance Ltd., 3.13%, 09/24/24(b)	200	207,750
AKCB Finance Ltd., 4.75%, 10/09/23(b)	200	217,312
CBQ Finance Ltd., 5.00%, 05/24/23(b)	200	216,063
MAR Sukuk Ltd. 2.21%, 09/02/25(b)	200	200,750
3.03%, 11/13/24(b)	200	208,625
Nakilat Inc., 6.07%, 12/31/33(b)	350	446,469
Ooredoo International Finance Ltd. 3.25%, 02/21/23(b)	550	573,567
3.75%, 06/22/26(b)	400	443,500
3.88%, 01/31/28(b)	200	228,125
4.50%, 01/31/43(b)	200	256,125
5.00%, 10/19/25(b)	200	232,250
QIB Sukuk Ltd. 1.59%, 02/07/25, (3 mo. LIBOR US + 1.350%)(b)(f)	200	196,438
3.98%, 03/26/24(b)	400	427,750
QIIB Senior Sukuk Ltd., 4.26%, 03/05/24(b)	200	214,938
QNB Finance Ltd. 2.63%, 05/12/25(b)	600	623,437
2.75%, 02/12/27(b)	500	521,719
3.50%, 03/28/24(b)	400	424,625

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Qatar (continued)
Ras Laffan Liquefied Natural Gas Co. Ltd. III 5.84%, 09/30/27(b)	$500	$582,656
6.33%, 09/30/27(b)	513	602,775

		6,824,874

Russia — 4.9%
Alfa Bank AO Via Alfa Bond Issuance PLC 5.95%, 04/15/30 (Call 04/15/25)(b)(f)	200	197,313
6.95%, (Call 04/30/23)(b)(e)(f)	200	199,000
8.00%, (Call 02/03/22)(b)(e)(f)	200	202,188
ALROSA Finance SA, 4.65%, 04/09/24 (Call 01/09/24)(b)	200	213,062
Credit Bank of Moscow Via CBOM Finance PLC, 4.70%, 01/29/25(b)	400	401,500
Eurochem Finance DAC, 5.50%, 03/13/24(b)	200	218,500
Evraz PLC 5.25%, 04/02/24(b)	200	217,625
5.38%, 03/20/23(b)	200	213,500
Gazprom Neft OAO Via GPN Capital SA, 6.00%, 11/27/23(b)	600	666,375
Gazprom PJSC Via Gaz Capital SA 4.95%, 02/06/28(b)	800	892,500
7.29%, 08/16/37(b)	600	840,375
8.63%, 04/28/34(b)	250	372,891
Lukoil International Finance BV 4.56%, 04/24/23(b)	200	211,750
4.75%, 11/02/26(b)	600	668,437
Lukoil Securities BV, 3.88%, 05/06/30(b)	200	211,500
Metalloinvest Finance DAC, 4.85%, 05/02/24(b)	200	215,875
MMC Norilsk Nickel OJSC via MMC Finance DAC, 4.10%, 04/11/23(b)	300	312,656
MMC Norilsk Nickel OJSC Via MMC Finance DAC 2.55%, 09/11/25 (Call 06/11/25)(h)	200	200,750
3.38%, 10/28/24 (Call 07/28/24)(b)	200	206,563
MMK International Capital DAC, 4.38%, 06/13/24(b)	200	213,375
Mobile Telesystems OJSC Via MTS International Funding DAC, 5.00%, 05/30/23(b)	200	213,000
Novatek OAO Via Novatek Finance DAC, 4.42%, 12/13/22(b)	200	209,563
Novolipetsk Steel Via Steel Funding DAC 4.50%, 06/15/23(b)	200	212,187
4.70%, 05/30/26(b)	200	221,625
Petropavlovsk 2016 Ltd., 8.13%, 11/14/22 (Call 08/14/22)(b)	200	199,250
Phosagro OAO Via Phosagro Bond Funding DAC, 3.05%, 01/23/25 (Call 10/23/24)(b)	200	204,375
Polyus Finance PLC, 5.25%, 02/07/23(b)	200	212,812
Sberbank of Russia Via SB Capital SA, 5.25%, 05/23/23(b)	200	212,000
Severstal OAO Via Steel Capital SA, 3.15%, 09/16/24(b)	400	410,625
TMK OAO Via TMK Capital SA, 4.30%, 02/12/27(b)	200	195,625
VEON Holdings BV 4.00%, 04/09/25 (Call 01/09/25)(b)	400	417,625
4.95%, 06/16/24 (Call 03/16/24)(b)	200	215,625
7.25%, 04/26/23 (Call 01/26/23)(b)	200	220,500
VTB Bank PJSC Via VTB Eurasia DAC, 9.50%, (Call 12/06/22)(b)(e)(f)	400	430,625

		10,451,172

Saudi Arabia — 4.6%
Acwa Power Management And Investments One Ltd., 5.95%, 12/15/39(b)	400	458,000
Almarai Sukuk Ltd., 4.31%, 03/05/24(b)	200	213,563
Arabian Centres Sukuk Ltd., 5.38%, 11/26/24(b)	300	279,469
Dar Al-Arkan Sukuk Co. Ltd., 6.88%, 03/21/23(b)	400	392,750
Riyad Bank, 3.17%, 02/25/30 (Call 02/25/25)(b)(f)	400	401,500

Security	Par (000)	Value

Saudi Arabia (continued)
SABIC Capital II BV 4.00%, 10/10/23(b)	$200	$214,750
4.50%, 10/10/28(b)	600	706,312
Samba Funding Ltd., 2.75%, 10/02/24(b)	600	618,000
Saudi Arabian Oil Co. 3.50%, 04/16/29(b)	1,000	1,097,500
4.25%, 04/16/39(b)	1,200	1,357,500
4.38%, 04/16/49(b)	1,000	1,170,625
Saudi Electricity Global Sukuk Co. 2 3.47%, 04/08/23(b)	400	419,875
5.06%, 04/08/43(b)	400	478,875
Saudi Electricity Global Sukuk Co. 3 4.00%, 04/08/24(b)	600	647,625
5.50%, 04/08/44(b)	200	249,875
Saudi Electricity Global Sukuk Co. 4 4.22%, 01/27/24(b)	200	215,875
4.72%, 09/27/28(b)	400	471,000
Saudi Telecom Co., 3.89%, 05/13/29(b)	400	454,080

		9,847,174

Singapore — 4.4%
BOC Aviation Ltd.
1.36%, 09/26/23 (Call 08/26/23), (3 mo. LIBOR US + 1.125%)(b)(f)	400	393,375
3.00%, 09/11/29 (Call 06/11/29)(b)	300	302,437
3.25%, 04/29/25 (Call 03/29/25)(b)	400	417,375
3.50%, 10/10/24 (Call 09/10/24)(b)	400	420,250
3.50%, 09/18/27 (Call 06/18/27)(b)(d)	400	420,625
3.88%, 04/27/26 (Call 01/27/26)(b)	500	538,594
4.00%, 01/25/24 (Call 12/25/23)(b)	200	211,812
DBS Group Holdings Ltd. 3.30%, (Call 02/27/25)(b)(e)(f)	400	399,325
3.60%, (Call 09/07/21)(b)(e)(f)	200	201,563
4.52%, 12/11/28 (Call 12/11/23)(b)(f)	400	435,284
Flex Ltd. 3.75%, 02/01/26 (Call 01/01/26)	200	218,000
4.75%, 06/15/25 (Call 03/15/25)	510	572,156
4.88%, 06/15/29 (Call 03/15/29)	250	286,875
4.88%, 05/12/30 (Call 02/12/30)(d)	200	230,378
GLP Pte Ltd., 3.88%, 06/04/25(b)	425	437,352
Olam International Ltd., 5.35%, (Call 07/20/21)(b)(e)(f)	300	299,531
Oversea-Chinese Banking Corp. Ltd., 4.25%, 06/19/24(b)(d)	600	655,312
Singapore Telecommunications Ltd., 7.38%, 12/01/31(b)	200	301,312
SingTel Group Treasury Pte Ltd. 1.88%, 06/10/30 (Call 03/10/30)(b)	200	201,063
2.38%, 10/03/26(b)	200	212,875
2.38%, 08/28/29 (Call 05/28/29)(b)	200	208,938
3.25%, 06/30/25(b)	300	327,937
3.88%, 08/28/28 (Call 05/28/28)(b)	200	229,922
ST Engineering RHQ Ltd., 1.50%, 04/29/25 (Call 01/29/25)(b)	400	406,333
United Overseas Bank Ltd. 3.50%, 09/16/26 (Call 09/16/21)(b)(f)	200	203,688
3.75%, 04/15/29 (Call 04/15/24)(b)(f)	400	426,375
3.88%, (Call 10/19/23)(b)(e)(f)	400	410,000

		9,368,687

South Africa — 1.2%
FirstRand Bank Ltd., 6.25%, 04/23/28 (Call 04/23/23)(b)(f)	200	205,000
Gold Fields Orogen Holdings BVI Ltd. 5.13%, 05/15/24 (Call 04/15/24)(b)	400	437,000
6.13%, 05/15/29 (Call 02/15/29)(b)	200	238,125

28	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Africa (continued)
MTN Mauritius Investments Ltd. 4.76%, 11/11/24(b)	$250	$256,328
6.50%, 10/13/26(b)	200	222,250
Sasol Financing USA LLC 5.88%, 03/27/24 (Call 02/27/24)	800	768,250
6.50%, 09/27/28 (Call 06/27/28)	400	383,000

		2,509,953

South Korea — 4.3%
Hanwha Life Insurance Co. Ltd., 4.70%, (Call 04/23/23)(b)(e)(f)	200	205,625
Hyundai Capital Services Inc., 3.75%, 03/05/23(b)	400	424,250
Kia Motors Corp., 3.00%, 04/25/23(b)	200	208,750
Kookmin Bank 1.75%, 05/04/25(b)	200	205,450
2.88%, 03/25/23(b)	200	209,674
4.35%, (Call 07/02/24)(b)(e)(f)	200	209,625
Korea East-West Power Co. Ltd., 1.75%, 05/06/25(b)	400	412,220
Korea Electric Power Corp. 1.13%, 06/15/25(b)	200	199,813
2.50%, 06/24/24(b)	200	210,500
Korea Gas Corp. 2.88%, 07/16/29(b)	200	219,875
3.50%, 07/21/25(b)	200	222,812
3.50%, 07/02/26(b)	200	226,125
3.88%, 02/12/24(b)	200	218,812
6.25%, 01/20/42(b)	200	304,750
Korea Hydro & Nuclear Power Co. Ltd., 3.75%, 07/25/23(b)	200	216,250
Kyobo Life Insurance Co. Ltd., 3.95%, (Call 07/24/22)(b)(e)(f)	200	204,000
LG Chem Ltd. 3.25%, 10/15/24(b)	200	213,248
3.63%, 04/15/29(b)	200	219,375
NongHyup Bank 1.25%, 07/20/25(b)	400	403,008
3.88%, 07/30/23(b)	200	216,750
POSCO, 2.75%, 07/15/24(b)	400	418,125
Shinhan Bank Co. Ltd.
1.91%, 04/24/25, (3 mo. LIBOR US + 1.700%)(b)(f)	200	207,985
3.88%, 11/05/23(b)	200	217,892
3.88%, 03/24/26(b)	200	219,875
3.88%, 12/07/26 (Call 12/07/21)(b)(f)	400	409,250
Shinhan Financial Group Co. Ltd. 1.35%, 01/10/26(b)	200	199,841
3.34%, 02/05/30 (Call 02/05/25)(b)(f)	200	209,375
5.88%, (Call 08/13/23)(b)(e)(f)	200	215,687
SK Hynix Inc., 3.00%, 09/17/24(b)	400	419,875
SK Innovation Co. Ltd., 4.13%, 07/13/23(b)	200	212,074
SK Telecom Co. Ltd., 3.75%, 04/16/23(b)	200	213,796
Woori Bank 4.25%, (Call 10/04/24)(b)(e)(f)	600	616,875
4.50%, (Call 09/27/21)(b)(e)(f)	400	406,875
5.25%, (Call 05/16/22)(b)(e)(f)	200	207,500

		9,125,937

Taiwan — 1.0%
Competition Team Technologies Ltd., 3.75%, 03/12/24(b)	400	428,500
Formosa Group Cayman Ltd., 3.38%, 04/22/25(b)	400	426,375
TSMC Global Ltd. 0.75%, 09/28/25 (Call 08/28/25)(h)	400	396,260
1.00%, 09/28/27 (Call 07/28/27)(h)	400	393,924
1.38%, 09/28/30 (Call 06/28/30)(h)	400	390,488

		2,035,547

Security	Par (000)	Value

Thailand — 2.0%
Bangkok Bank PCL/Hong Kong 3.73%, 09/25/34 (Call 09/25/29)(b)(f)	$600	$588,750
4.05%, 03/19/24(b)	400	431,750
4.45%, 09/19/28(b)	200	228,875
5.00%, 10/03/23(b)	200	221,250
Kasikornbank PCL/Hong Kong, 3.34%, 10/02/31 (Call 10/02/26)(b)(f)	400	391,750
PTT Treasury Center Co. Ltd., 3.70%, 07/16/70 (Call 01/16/70)(b)	400	379,375
PTTEP Treasury Center Co. Ltd. 2.59%, 06/10/27 (Call 04/10/27)(b)	400	412,000
3.90%, 12/06/59(b)	200	207,500
Siam Commercial Bank PCL/Cayman Islands 2.75%, 05/16/23(b)	200	207,313
3.90%, 02/11/24(b)	200	214,375
4.40%, 02/11/29(b)	200	230,250
Thaioil Treasury Center Co. Ltd. 3.50%, 10/17/49(b)	200	176,000
3.75%, 06/18/50(b)	400	367,375
5.38%, 11/20/48(b)	200	230,437

		4,287,000

Togo — 0.1%
Ecobank Transnational Inc., 9.50%, 04/18/24(b)	200	207,625

Turkey — 3.7%
Akbank T.A.S. 5.13%, 03/31/25(b)	400	368,500
6.80%, 02/06/26(b)	200	192,563
7.20%, 03/16/27 (Call 03/16/22)(b)(f)	200	181,375
Arcelik AS, 5.00%, 04/03/23(b)	200	199,000
Coca-Cola Icecek AS, 4.22%, 09/19/24 (Call 06/19/24)(b)	200	201,937
KOC Holding AS 5.25%, 03/15/23 (Call 12/15/22)(b)	400	397,625
6.50%, 03/11/25 (Call 12/11/24)(b)	200	201,500
Mersin Uluslararasi Liman Isletmeciligi AS, 5.38%, 11/15/24 (Call 11/15/22)(b)	300	303,094
Petkim Petrokimya Holding AS, 5.88%, 01/26/23 (Call 01/26/21)(b)	200	195,813
QNB Finansbank AS, 6.88%, 09/07/24(b)	200	202,937
Tupras Turkiye Petrol Rafinerileri AS, 4.50%, 10/18/24 (Call 07/20/24)(b)	400	365,500
Turk Telekomunikasyon AS 4.88%, 06/19/24(b)	200	192,563
6.88%, 02/28/25(b)	200	203,562
Turkcell Iletisim Hizmetleri AS 5.75%, 10/15/25(b)	200	198,625
5.80%, 04/11/28 (Call 01/11/28)(b)	200	192,375
Turkiye Garanti Bankasi AS 5.88%, 03/16/23(b)	200	196,938
6.13%, 05/24/27 (Call 05/24/22)(b)(f)	400	354,375
Turkiye Is Bankasi AS 6.13%, 04/25/24(b)	600	566,062
7.00%, 06/29/28 (Call 06/29/23)(b)(f)	200	179,125
7.75%, 01/22/30 (Call 01/22/25)(b)(f)	300	272,437
Turkiye Sise ve Cam Fabrikalari AS, 6.95%, 03/14/26 (Call 12/14/25)(b)	400	402,875
Turkiye Vakiflar Bankasi TAO 5.25%, 02/05/25(b)	400	359,750
5.75%, 01/30/23(b)	400	384,250
8.13%, 03/28/24(b)	200	199,875

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Turkey (continued)
Yapi ve Kredi Bankasi AS 5.50%, 12/06/22(b)	$200	$193,125
5.85%, 06/21/24(b)	200	188,438
6.10%, 03/16/23(b)	200	195,000
8.25%, 10/15/24(b)	400	405,000
8.50%, 03/09/26 (Call 03/09/21)(b)(f)	300	295,875
13.88%, (Call 01/15/24)(b)(e)(f)	200	208,000

		7,998,094

Ukraine — 0.5%
Metinvest BV 7.75%, 10/17/29(b)	200	190,625
8.50%, 04/23/26 (Call 01/23/26)(b)	400	402,375
MHP Lux SA, 6.95%, 04/03/26(b)	200	200,375
MHP SE, 7.75%, 05/10/24(b)	200	208,187

		1,001,562

United Arab Emirates — 4.5%
Abu Dhabi Commercial Bank PJSC, 4.00%, 03/13/23(b)	400	424,250
Abu Dhabi National Energy Co. PJSC 3.63%, 01/12/23(b)	400	422,250
3.88%, 05/06/24(b)	200	216,562
4.00%, 10/03/49(b)	200	232,312
4.38%, 04/23/25(b)	200	224,812
4.38%, 06/22/26(b)	200	229,187
4.88%, 04/23/30(b)	400	491,000
6.50%, 10/27/36(b)	300	435,469
ADCB Finance Cayman Ltd., 4.00%, 03/29/23(b)	200	212,290
ADIB Capital Invest 2 Ltd., 7.13%, (Call 09/20/23)(b)(e)(f)	200	214,750
Aldar Sukuk Ltd., 4.75%, 09/29/25(b)	200	221,062
BOS Funding Ltd., 4.00%, 09/18/24(b)	200	205,188
DIB Sukuk Ltd. 2.95%, 02/20/25(b)	400	415,625
2.95%, 01/16/26(b)	400	414,875
3.63%, 02/06/23(b)	200	207,500
DIB Tier 1 Sukuk 3 Ltd., 6.25%, (Call 01/22/25)(b)(e)(f)	200	209,000
Emaar Sukuk Ltd. 3.64%, 09/15/26(b)	200	193,688
3.88%, 09/17/29(b)	200	187,688
EMG Sukuk Ltd., 4.56%, 06/18/24(b)	200	207,313
Emirates NBD Bank PJSC 6.13%, (Call 03/20/25)(b)(e)(f)	400	411,875
6.13%, (Call 04/26/26)(b)(e)(f)	400	415,875
Emirates Telecommunications Group Co. PJSC, 3.50%, 06/18/24(b)	200	218,312
Esic Sukuk Ltd., 3.94%, 07/30/24(b)	200	200,750
Fab Sukuk Co. Ltd. 2.50%, 01/21/25(b)	200	207,813
3.63%, 03/05/23(b)	200	211,187
3.88%, 01/22/24(b)	200	215,500
First Abu Dhabi Bank PJSC, 1.13%, 07/08/24, (3 mo. LIBOR US + 0.900%)(b)(f)	400	396,625
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.13%, 07/31/26 (Call 07/31/22)(b)	200	198,063
MAF Global Securities Ltd. 4.75%, 05/07/24(b)	200	213,500
5.50%, (Call 09/07/22)(b)(e)(f)	200	195,188
MAF Sukuk Ltd. 3.93%, 02/28/30(b)	200	207,750
4.64%, 05/14/29(b)	200	218,187
Mashreqbank PSC, 4.25%, 02/26/24(b)	200	213,500
Rakfunding Cayman Ltd., 4.13%, 04/09/24(b)	200	212,625

Security	Par/ Shares (000)	Value

United Arab Emirates (continued)
Ruwais Power Co. PJSC, 6.00%, 08/31/36(b)	$200	$262,000
Shelf Drilling Holdings Ltd., 8.25%, 02/15/25 (Call 02/15/21)(b)	200	64,000
SIB Sukuk Co. III Ltd., 4.23%, 04/18/23(b)	200	213,250

		9,640,821

United Kingdom — 0.1%
Huarong Finance 2019 Co. Ltd., 3.75%, 05/29/24(b)	200	208,750

United States — 0.1%
Trust Fibra Uno, 4.87%, 01/15/30 (Call 10/30/29)(b)	200	208,000

Vietnam — 0.1%
Mong Duong Finance Holdings BV, 5.13%, 05/07/29 (Call 05/07/23)(b)	250	254,766

Zambia — 1.3%
First Quantum Minerals Ltd. 6.50%, 03/01/24 (Call 11/30/20)(b)	400	397,000
6.88%, 03/01/26 (Call 03/01/21)(b)	400	397,625
6.88%, 10/15/27 (Call 10/15/23)(h)	600	599,250
7.25%, 04/01/23 (Call 11/30/20)(b)	800	804,250
7.50%, 04/01/25 (Call 11/30/20)(b)	600	600,150

		2,798,275

Total Corporate Bonds & Notes — 97.5% (Cost: $207,257,267)		209,313,221

Foreign Government Obligations(a)

Nigeria — 0.5%
Africa Finance Corp. 3.13%, 06/16/25(b)	400	410,125
3.75%, 10/30/29(b)	400	414,915
3.88%, 04/13/24(b)	200	210,063
4.38%, 04/17/26(b)	200	214,000

		1,249,103

South Korea — 0.1%
Industrial Bank of Korea, 1.04%, 06/22/25(b)	200	199,947

Supranational — 0.4%
African Export-Import Bank (The) 3.99%, 09/21/29 (Call 06/23/29)(b)	400	412,125
5.25%, 10/11/23(b)	400	432,125

		844,250

Total Foreign Government Obligations — 1.0% (Cost: $2,253,753)		2,293,300

Short-Term Investments

Money Market Funds — 6.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.20%(j)(k)(l)	11,546	11,553,871

30	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.04%(j)(k)	$2,577	$2,577,000

		14,130,871

Total Short-Term Investments — 6.6% (Cost: $14,122,412)		14,130,871

Total Investments in Securities — 105.1% (Cost: $223,633,432)		225,737,392

Other Assets, Less Liabilities — (5.1)%		(11,005,921)

Net Assets — 100.0%		$214,731,471

(a)	U.S. dollar denominated security issued by foreign domiciled entity.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(c)	Issuer filed for bankruptcy and/or is in default.
(d)	All or a portion of this security is on loan.
(e)	Perpetual security with no stated maturity date.
(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
(h)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(i)	Zero-coupon bond.
(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period-end.
(l)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$17,281,365	$—		$(5,725,069	)(a)	$(8,124)	$5,699	$11,553,871	11,546	$107,560	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,688,000	889,000	(a)	—		—	—	2,577,000	2,577	9,024		—

						$(8,124)	$5,699	$14,130,871		$116,584		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$209,313,221	$—	$209,313,221
Foreign Government Obligations	—	2,293,300	—	2,293,300
Money Market Funds	14,130,871	—	—	14,130,871

	$14,130,871	$211,606,521	$—	$225,737,392

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments October 31, 2020	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes(a)

Argentina — 0.8%
Arcor SAIC, 6.00%, 07/06/23 (Call 11/30/20)(b)	$400	$371,375
MSU Energy SA/UGEN SA/UENSA SA, 6.88%, 02/01/25 (Call 02/01/22)(b)	150	78,469
Pampa Energia SA, 7.50%, 01/24/27 (Call 01/24/22)(b)	400	278,000
Tecpetrol SA, 4.88%, 12/12/22 (Call 12/12/20)(b)(c)	100	91,594
Transportadora de Gas del Sur SA, 6.75%, 05/02/25 (Call 05/02/22)(b)(c)	300	245,531
YPF SA 6.95%, 07/21/27(b)	600	317,250
7.00%, 12/15/47 (Call 06/15/47)(b)	300	151,500
8.50%, 07/28/25(b)	650	374,969
8.50%, 06/27/29 (Call 03/27/29)(b)	250	140,078
8.75%, 04/04/24(b)	666	434,165

		2,482,931

Azerbaijan — 0.5%
International Bank of Azerbaijan OJSC, 3.50%, 09/01/24(b)	550	504,797
Southern Gas Corridor CJSC, 6.88%, 03/24/26 (b)	1,000	1,139,062

		1,643,859

Bahrain — 0.3%
BBK BSC, 5.50%, 07/09/24(b)	200	201,438
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27(b)(c)	600	631,781

		833,219

Brazil — 13.1%
Banco Bradesco SA/Cayman Islands, 3.20%, 01/27/25(b)	400	404,125
Banco BTG Pactual SA/Cayman Islands 4.50%, 01/10/25 (Call 12/10/24)(b)	400	408,375
5.50%, 01/31/23(b)(c)	300	313,875
7.75%, 02/15/29 (Call 02/15/24)(b)(c)(d)	200	204,750
Banco do Brasil SA/Cayman 4.63%, 01/15/25(b)	400	425,000
4.75%, 03/20/24(b)	400	425,250
4.88%, 04/19/23(b)	400	421,300
5.88%, 01/19/23(b)	400	427,125
6.25%, (Call 04/15/24)(b)(c)(d)(e)	800	768,000
9.00%, (Call 06/18/24)(b)(d)(e)	1,000	1,088,000
9.25%, (Call 04/15/23)(b)(d)(e)	600	652,500
Banco Votorantim SA, 4.38%, 07/29/25(f)	200	207,250
Braskem Finance Ltd., 6.45%, 02/03/24	800	851,875
Braskem Netherlands Finance BV 4.50%, 01/10/28 (Call 10/10/27)(b)	200	190,229
4.50%, 01/31/30(b)	800	741,192
5.88%, 01/31/50(b)	800	743,500
8.50%, 01/23/81 (Call 10/24/25)(b)(d)	200	203,375
BRF SA, 4.88%, 01/24/30 (Call 10/24/29)(b)	400	400,608
Cable Onda SA, 4.50%, 01/30/30 (Call 01/30/25)(b)	200	211,813
Cemig Geracao e Transmissao SA, 9.25%, 12/05/24 (Call 12/05/23)(b)	800	900,000
Centrais Eletricas Brasileiras SA 3.63%, 02/04/25(b)	400	400,125
4.63%, 02/04/30(b)	200	202,500
Cosan Ltd., 5.50%, 09/20/29 (Call 09/20/24)(b)	400	413,250
Cosan Luxembourg SA, 7.00%, 01/20/27 (Call 01/20/22)(b)	600	639,187
CSN Islands XII Corp., 7.00%, (Call 12/23/20)(b)(c)(e)	600	534,562
CSN Resources SA 7.63%, 02/13/23 (Call 02/13/21)(b)	400	415,000
7.63%, 04/17/26 (Call 04/17/22)(b)	600	614,062
Embraer Netherlands Finance BV 5.05%, 06/15/25	600	579,600

Security	Par (000)	Value

Brazil (continued)
5.40%, 02/01/27	$200	$189,379
Gol Finance SA, 7.00%, 01/31/25 (Call 01/31/22)(b)	300	218,916
Hidrovias International Finance SARL, 5.95%, 01/24/25 (Call 01/24/22)(b)	200	201,625
InterCement Financial Operations BV, 5.75%, 07/17/24 (Call 11/30/20)(b)	200	136,500
Itau Unibanco Holding SA/Cayman Island 4.50%, 11/21/29 (Call 11/21/24)(b)(d)	600	590,437
4.63%, (Call 02/27/25)(b)(d)(e)	400	345,000
5.13%, 05/13/23(b)	920	974,142
6.13%, (Call 12/12/22)(b)(d)(e)	600	572,325
JBS Investments II GmbH 5.75%, 01/15/28 (Call 07/15/22)(b)	400	419,500
7.00%, 01/15/26 (Call 01/15/22)(b)	400	426,396
JBS USA LUX SA/JBS USA Finance Inc. 5.75%, 06/15/25 (Call 11/30/20)(b)(c)	350	361,550
6.75%, 02/15/28 (Call 02/15/23)(b)(c)	500	547,894
JSL Europe SA, 7.75%, 07/26/24 (Call 07/26/21)(b)	400	406,650
JSM Global Sarl, 4.75%, 10/20/30 (Call 07/20/30)(f)	200	202,144
Klabin Austria GmbH 5.75%, 04/03/29 (Call 01/03/29)(b)	400	441,005
7.00%, 04/03/49 (Call 10/03/48)(b)	400	457,000
MARB BondCo PLC 6.88%, 01/19/25 (Call 01/19/21)(b)(c)	600	621,780
7.00%, 03/15/24 (Call 11/30/20)(b)	400	411,000
Minerva Luxembourg SA, 6.50%, 09/20/26 (Call 09/20/21)(b)	500	520,000
Natura Cosmeticos SA, 5.38%, 02/01/23 (Call 02/01/21)(b)	400	411,375
NBM U.S. Holdings Inc. 6.63%, 08/06/29 (Call 08/06/24)(b)	200	215,750
7.00%, 05/14/26 (Call 05/14/22)(b)	400	424,400
Odebrecht Drilling Norbe VIII/IX Ltd., 7.35%, (7.35% PIK), 12/01/26 (Call 12/01/20)(b)(c)(g)	412	103,961
Odebrecht Offshore Drilling Finance Ltd., 7.72%, (7.72% PIK), 12/01/26 (Call 12/01/21)(b)(g)	620	60,965
Oi SA, 10.00%, (4.00% PIK), 07/27/25(g)	800	782,750
Petrobras Global Finance BV 4.38%, 05/20/23	200	212,320
5.09%, 01/15/30	1,900	1,989,737
5.30%, 01/27/25	300	333,563
5.60%, 01/03/31 (Call 10/03/30)	700	752,920
5.63%, 05/20/43	300	306,656
5.75%, 02/01/29	792	881,227
6.00%, 01/27/28	1,068	1,196,534
6.25%, 03/17/24	300	338,250
6.75%, 01/27/41	500	555,156
6.75%, 06/03/50 (Call 12/03/49)	800	874,500
6.85%, 06/05/2115	1,133	1,215,497
6.88%, 01/20/40	500	562,500
6.90%, 03/19/49	1,000	1,131,640
7.25%, 03/17/44	686	793,831
7.38%, 01/17/27(c)	1,001	1,207,897
8.75%, 05/23/26(c)	779	993,225
Rede D’or Finance Sarl, 4.95%, 01/17/28 (Call 10/17/27)(b)	800	823,000
Rumo Luxembourg Sarl 5.88%, 01/18/25 (Call 01/18/22)(b)(c)	200	209,250
7.38%, 02/09/24 (Call 02/09/21)(b)(c)	400	417,625
Ultrapar International SA 5.25%, 10/06/26(b)	400	430,000
5.25%, 06/06/29(b)(c)	200	209,090

32	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Brazil (continued)
Usiminas International Sarl, 5.88%, 07/18/26 (Call 07/18/23)(b)	$400	$415,125

		39,678,415

Canada — 0.1%
CIFI Holdings Group Co. Ltd., 5.95%, 10/20/25 (Call 07/20/23)(b)	400	412,000

Chile — 0.4%
AES Gener SA, 7.13%, 03/26/79 (Call 04/07/24)(b)(d)	400	412,250
Corp. Group Banking SA, 6.75%, 03/15/23 (Call 11/30/20)(b)	250	68,672
Kenbourne Invest SA, 6.88%, 11/26/24 (Call 11/26/21)(b)	200	208,938
VTR Comunicaciones SpA, 5.13%, 01/15/28 (Call 07/15/23)(b)	400	421,750
VTR Finance NV, 6.38%, 07/15/28 (Call 07/15/23)(b)	200	213,187

		1,324,797

China — 4.5%
Agile Group Holdings Ltd., 7.88%, (Call 07/31/24)(b)(d)(e)	800	815,250
Central Plaza Development Ltd., 5.75%, (Call 11/14/24)(b)(d)(e)	200	197,938
CFLD Cayman Investment Ltd., 8.60%, 04/08/24(b)	600	550,875
China Evergrande Group 7.50%, 06/28/23 (Call 11/30/20)(b)	500	376,250
8.75%, 06/28/25 (Call 06/28/21)(b)	2,000	1,465,000
10.50%, 04/11/24 (Call 04/11/22)(b)	400	314,125
China SCE Group Holdings Ltd., 7.38%, 04/09/24 (Call 04/09/22)(b)	400	409,125
China Shenhua Overseas Capital Co. Ltd., 3.88%, 01/20/25(b)	400	423,125
CIFI Holdings Group Co. Ltd., 6.45%, 11/07/24 (Call 11/07/22)(b)	400	420,125
Easy Tactic Ltd., 5.88%, 02/13/23 (Call 11/30/20)(b)	400	338,204
Greenland Global Investment Ltd., 5.88%, 07/03/24(b)	400	365,625
Kaisa Group Holdings Ltd., 9.38%, 06/30/24 (Call 06/30/21)(b)	1,600	1,447,750
KWG Group Holdings Ltd., 5.88%, 11/10/24 (Call 11/10/21)(b)	400	400,375
Lenovo Group Ltd. 4.75%, 03/29/23(b)	400	420,625
5.88%, 04/24/25(b)	400	455,260
Proven Honour Capital Ltd. 4.13%, 05/19/25(b)	600	623,250
4.13%, 05/06/26(b)	1,000	1,038,750
Scenery Journey Ltd., 13.75%, 11/06/23 (Call 11/06/21)(b)	300	253,500
Shui On Development Holding Ltd., 6.40%, (Call 06/20/22)(b)(d)(e)	200	196,813
Sino-Ocean Land Treasure III Ltd., 4.90%, (Call 09/21/22)(b)(d)(e)	400	336,000
Sunac China Holdings Ltd., 8.35%, 04/19/23 (Call 04/19/21)(b)	400	409,750
Tsinghua Unic Ltd., 5.38%, 01/31/23(b)	400	140,000
Wanda Properties International Co. Ltd., 7.25%, 01/29/24(b)	400	392,125
Well Hope Development Ltd., 3.88%, (Call 10/19/22)(b)(d)(e)	600	603,654
Yingde Gases Investment Ltd., 6.25%, 01/19/23 (Call 01/19/21)(b)	200	206,562
Yuzhou Group Holdings Co. Ltd. 8.30%, 05/27/25 (Call 11/27/22)(b)	400	404,875
8.38%, 10/30/24 (Call 10/30/22)(b)	200	207,062
8.50%, 02/26/24 (Call 02/26/22)(b)	400	416,125

		13,628,118

Colombia — 1.2%
AI Candelaria Spain SLU, 7.50%, 12/15/28 (Call 09/15/28)(b)(c)	550	594,690

Security	Par (000)	Value

Colombia (continued)
Banco de Bogota SA 5.38%, 02/19/23(b)	$200	$210,313
6.25%, 05/12/26(b)	600	657,000
Bancolombia SA 4.63%, 12/18/29 (Call 12/18/24)(d)	400	387,625
4.88%, 10/18/27 (Call 10/18/22)(d)	400	394,250
Colombia Telecomunicaciones SA ESP, 4.95%, 07/17/30 (Call 04/17/30)(b)	200	212,000
Grupo Aval Ltd., 4.38%, 02/04/30 (Call 11/04/29)(b)	200	194,250
Millicom International Cellular SA 5.13%, 01/15/28 (Call 09/15/22)(b)	200	209,875
6.25%, 03/25/29 (Call 03/25/24)(b)	400	442,200
6.63%, 10/15/26 (Call 10/15/21)(b)	200	216,000

		3,518,203

Congo — 0.1%
HTA Group Ltd./Mauritius, 7.00%, 12/18/25 (Call 06/18/22)(b)	200	209,181

Costa Rica — 0.1%
Globo Comunicacao e Participacoes SA, 4.88%, 01/22/30(b)	200	198,438

Egypt — 0.1%
Embraer Netherlands Finance BV, 6.95%, 01/17/28(b)	400	399,783

Ghana — 0.1%
Kosmos Energy Ltd., 7.13%, 04/04/26 (Call 04/04/22)(b)	200	171,750
Tullow Oil PLC, 7.00%, 03/01/25 (Call 03/01/21)(b)	400	206,375

		378,125

Guatemala — 0.2%
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24 (Call 11/18/20)(b)	600	613,500

Hong Kong — 2.5%
Bank of Communications Hong Kong Ltd., 3.73%, (Call 03/03/25)(b)(d)(e)	250	250,703
Bank of East Asia Ltd. (The) 5.50%, (Call 12/02/20)(b)(d)(e)	650	647,766
5.88%, (Call 09/19/24)(b)(d)(e)	250	254,141
Celestial Dynasty Ltd., 4.25%, 06/27/29(b)	800	807,500
China CITIC Bank International Ltd., 7.10%, (Call 11/06/23)(b)(d)(e)	400	432,375
FWD Group Ltd. 5.75%, 07/09/24(b)	200	205,062
6.38%, (Call 09/13/24)(b)(d)(e)	800	795,250
Henderson Land MTN Ltd., 2.38%, 05/27/25(b)	200	201,114
Industrial & Commercial Bank of China Asia Ltd., 4.25%, (Call 07/21/21)(b)(d)(e)	600	605,437
Li & Fung Ltd., 5.25%, (Call 11/03/21)(b)(e)	200	146,500
Nanyang Commercial Bank Ltd., 5.00%, (Call 06/02/22)(b)(d)(e)	800	797,500
New World China Land Ltd., 4.75%, 01/23/27(b)	400	413,000
NWD Finance BVI Ltd. 5.25%, (Call 03/22/26)(b)(d)(e)	600	628,125
6.25%, (Call 03/07/24)(b)(e)	600	617,812
NWD MTN Ltd., 4.13%, 07/18/29(b)	800	807,750

		7,610,035

India — 1.8%
ABJA Investment Co. Pte Ltd. 5.45%, 01/24/28(b)	600	582,168
5.95%, 07/31/24(b)	425	442,531
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24(b)	400	432,125

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

India (continued)
Delhi International Airport Ltd. 6.13%, 10/31/26(b)	$200	$203,500
6.45%, 06/04/29(b)	200	201,125
Future Retail Ltd., 5.60%, 01/22/25 (Call 01/22/23)(b)	200	137,000
Greenko Dutch BV, 5.25%, 07/24/24 (Call 11/30/20)(b)(c)	400	409,750
Greenko Solar Mauritius Ltd. 5.55%, 01/29/25 (Call 01/29/21)(b)	400	410,125
5.95%, 07/29/26 (Call 07/29/22)(b)	200	210,312
JSW Steel Ltd., 5.95%, 04/18/24(b)	400	409,000
Network i2i Ltd., 5.65%, (Call 01/15/25)(b)(d)(e)	200	200,300
ReNew Power Synthetic, 6.67%, 03/12/24 (Call 03/12/21)(b)	200	209,313
Vedanta Resources Finance II PLC, 9.25%, 04/23/26 (Call 04/23/23)(b)	200	125,250
Vedanta Resources Ltd. 6.13%, 08/09/24 (Call 08/09/21)(b)	400	234,500
7.13%, 05/31/23(b)	300	183,225
Wynn Macau Ltd. 5.13%, 12/15/29 (Call 12/15/24)(b)	800	740,000
5.50%, 01/15/26 (Call 06/15/22)(b)	200	193,750

		5,323,974

Indonesia — 0.7%
Adaro Indonesia PT, 4.25%, 10/31/24 (Call 10/31/22)(b)	500	494,219
Indika Energy Capital III Pte Ltd., 5.88%, 11/09/24 (Call 11/09/21)(b)	400	375,125
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26 (Call 05/14/23)(b)	800	774,750
Saka Energi Indonesia PT, 4.45%, 05/05/24(b)	400	366,625
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33 (Call 04/24/26)(b)	181	199,200

		2,209,919

Israel — 2.0%
Leviathan Bond Ltd. 6.13%, 06/30/25 (Call 03/30/25)(f)	200	205,240
6.50%, 06/30/27 (Call 12/30/26)(f)	400	413,500
6.75%, 06/30/30 (Call 12/30/29)(f)	200	206,750
Teva Pharmaceutical Finance Co. BV, 2.95%, 12/18/22(c)	350	338,406
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36	100	100,000
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 07/21/23	1,375	1,304,078
3.15%, 10/01/26	1,600	1,404,000
4.10%, 10/01/46(c)	1,050	871,500
6.00%, 04/15/24 (Call 01/15/24)	400	400,069
6.75%, 03/01/28 (Call 12/01/27)	800	836,010

		6,079,553

Jamaica — 0.3%
Digicel Group 0.5 Ltd. (2.00% PIK), 10.00%, 04/01/24 (Call 11/16/20)(g)	652	493,394
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.75%, 05/25/24 (Call 05/25/21)(b)(c)	200	199,500
Digicel Ltd., 6.75%, 03/01/23 (Call 11/16/20)(b)	400	248,000

		940,894

Jordan — 0.1%
Hikma Finance USA LLC, 3.25%, 07/09/25(b)	200	205,400

Kazakhstan — 0.0%
Halyk Savings Bank of Kazakhstan JSC, 5.50%, 12/21/22 (Call 11/30/20)(b)	147	146,342

Kuwait — 0.3%
Burgan Bank SAK, 5.75%, (Call 07/09/24)(b)(d)(e)	200	197,563

Security	Par (000)	Value

Kuwait (continued)
Kuwait Projects Co. SPC Ltd. 4.23%, 10/29/26(b)	$400	$397,250
4.50%, 02/23/27(b)	200	198,687

		793,500

Luxembourg — 0.6%
Altice Financing SA 5.00%, 01/15/28 (Call 01/15/23)(b)	400	388,000
7.50%, 05/15/26 (Call 05/15/21)(b)	1,400	1,463,140

		1,851,140

Macau — 1.3%
Melco Resorts Finance Ltd. 5.25%, 04/26/26 (Call 04/26/22)(b)	800	804,000
5.38%, 12/04/29 (Call 12/04/24)(b)	600	578,250
5.75%, 07/21/28 (Call 07/21/23)(b)	200	199,698
MGM China Holdings Ltd. 5.25%, 06/18/25 (Call 06/18/22)(b)	200	200,312
5.38%, 05/15/24 (Call 05/15/21)(b)	800	817,650
Studio City Finance Ltd. 6.00%, 07/15/25 (Call 07/15/22)(b)	400	400,500
6.50%, 01/15/28 (Call 07/15/23)(b)	200	197,040
Wynn Macau Ltd. 4.88%, 10/01/24 (Call 11/30/20)(b)	400	390,000
5.50%, 10/01/27 (Call 10/01/22)(b)	200	187,190
5.63%, 08/26/28 (Call 08/26/23)(f)	200	191,250

		3,965,890

Mexico — 8.4%
Axtel SAB de CV, 6.38%, 11/14/24 (Call 11/30/20)(b)(c)	200	208,000
Banco Mercantil del Norte SA/Grand Cayman 6.75%, (Call 09/27/24)(b)(d)(e)	500	498,125
7.50%, (Call 06/27/29)(b)(d)(e)	200	199,320
BBVA Bancomer SA/Texas 5.13%, 01/18/33 (Call 01/17/28)(b)(d)	600	591,000
5.88%, 09/13/34 (Call 09/13/29)(b)(d)	350	364,437
Braskem Idesa SAPI, 7.45%, 11/15/29 (Call 11/15/24)(b)	400	378,208
Cemex SAB de CV 5.20%, 09/17/30 (Call 09/17/25)(b)	400	422,060
5.45%, 11/19/29 (Call 11/19/24)(b)(c)	400	423,120
5.70%, 01/11/25 (Call 11/30/20)(b)	400	408,875
7.38%, 06/05/27 (Call 06/05/23)(b)	400	441,000
7.75%, 04/16/26 (Call 04/16/21)(b)	600	634,800
Grupo Bimbo SAB de CV, 5.95%, (Call 04/17/23)(b)(d)(e)	200	212,438
Nemak SAB de CV, 4.75%, 01/23/25 (Call 01/23/21)(b)	200	204,206
Petroleos Mexicanos 4.50%, 01/23/26(c)	200	176,360
4.88%, 01/18/24(c)	1,000	976,919
5.35%, 02/12/28	200	170,838
5.95%, 01/28/31 (Call 10/28/30)	2,500	2,089,375
6.35%, 02/12/48	100	75,703
6.49%, 01/23/27 (Call 11/23/26)	200	186,050
6.50%, 03/13/27	3,500	3,230,937
6.50%, 01/23/29	200	178,420
6.63%, 06/15/35	400	329,424
6.75%, 09/21/47	3,850	2,981,825
6.84%, 01/23/30 (Call 10/23/29)	2,800	2,503,463
6.88%, 08/04/26	2,300	2,207,770
6.95%, 01/28/60 (Call 07/28/59)	2,300	1,798,600
7.69%, 01/23/50 (Call 07/23/49)	4,500	3,734,775

		25,626,048

34	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Morocco — 0.5%
OCP SA 5.63%, 04/25/24(b)	$800	$869,750
6.88%, 04/25/44(b)	400	501,000

		1,370,750

Nigeria — 0.2%
IHS Netherlands Holdco BV 7.13%, 03/18/25 (Call 09/18/21)(b)	200	201,937
8.00%, 09/18/27 (Call 09/18/22)(b)	400	407,500

		609,437

Oman — 0.3%
National Bank of Oman SAOG, 5.63%, 09/25/23(b)	200	199,687
Oztel Holdings SPC Ltd. 5.63%, 10/24/23(b)	400	399,000
6.63%, 04/24/28(b)	300	293,625

		892,312

Panama — 0.4%
C&W Senior Financing DAC 6.88%, 09/15/27 (Call 09/15/22)(b)(c)	800	842,400
7.50%, 10/15/26 (Call 10/15/21)(b)	400	422,520

		1,264,920

Paraguay — 0.1%
Telefonica Celular del Paraguay SA, 5.88%, 04/15/27 (Call 04/15/22)(b)	200	211,188

Peru — 0.6%
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.38%, 06/01/28(b)	400	400,250
Inkia Energy Ltd., 5.88%, 11/09/27 (Call 11/09/22)(b)(c)	200	207,625
Nexa Resources SA, 5.38%, 05/04/27 (Call 02/04/27)(b)	600	633,900
Orazul Energy Egenor SCA, 5.63%, 04/28/27 (Call 04/28/22)(b)	200	206,375
Peru LNG Srl, 5.38%, 03/22/30(b)	400	304,125

		1,752,275

Philippines — 0.8%
JGSH Philippines Ltd. 4.13%, 07/09/30(b)	200	204,000
4.38%, 01/23/23(b)	400	422,216
Jollibee Worldwide Pte Ltd., 3.90%, (Call 01/23/25)(b)(d)(e)	400	364,250
Petron Corp., 4.60%, (Call 07/19/23)(b)(d)(e)	200	186,312
San Miguel Crop., 5.50%, (Call 07/29/25)(b)(d)(e)	400	397,000
SMC Global Power Holdings Corp., 6.50%, (Call 04/25/24)(b)(d)(e)	1,000	987,500

		2,561,278

Russia — 2.0%
Alfa Bank AO Via Alfa Bond Issuance PLC 5.95%, 04/15/30 (Call 04/15/25)(b)(d)	600	591,937
6.95%, (Call 04/30/23)(b)(d)(e)	200	199,000
Credit Bank of Moscow Via CBOM Finance PLC, 8.88%, (Call 11/10/22)(b)(d)(e)	400	369,000
Eurochem Finance DAC, 5.50%, 03/13/24(b)	400	437,000
Evraz PLC 5.25%, 04/02/24(b)	400	435,250
5.38%, 03/20/23(b)	200	213,500
Metalloinvest Finance DAC, 4.85%, 05/02/24(b)	400	431,750
Petropavlovsk 2016 Ltd., 8.13%, 11/14/22 (Call 08/14/22)(b)	200	199,250
Polyus Finance PLC, 5.25%, 02/07/23(b)	400	425,625
Uralkali OJSC Via Uralkali Finance DAC, 4.00%, 10/22/24(b)	400	413,875
VEON Holdings BV
4.00%, 04/09/25 (Call 01/09/25)(b)	400	417,625

Security	Par (000)	Value

Russia (continued)
4.95%, 06/16/24 (Call 03/16/24)(b)	$400	$431,250
5.95%, 02/13/23(b)	400	432,375
VTB Bank PJSC Via VTB Eurasia DAC, 9.50%, (Call 12/06/22)(b)(d)(e)	1,050	1,130,391

		6,127,828

Saudi Arabia — 0.2%
Dar Al-Arkan Sukuk Co. Ltd., 6.75%, 02/15/25(b)	600	570,938

Singapore — 0.1%
Olam International Ltd., 5.35%, (Call 07/20/21)(b)(d)(e)	200	199,688

South Africa — 1.2%
Eskom Holdings SOC Ltd. 6.35%, 08/10/28(b)	400	412,375
6.75%, 08/06/23(b)	617	583,451
7.13%, 02/11/25(b)	460	430,675
FirstRand Bank Ltd., 6.25%, 04/23/28 (Call 04/23/23)(b)(d)	200	205,000
Gold Fields Orogen Holdings BVI Ltd. 5.13%, 05/15/24 (Call 04/15/24)(b)	200	218,500
6.13%, 05/15/29 (Call 02/15/29)(b)	200	238,125
MTN Mauritius Investments Ltd., 4.76%, 11/11/24(b)	600	615,187
Sasol Financing USA LLC 5.88%, 03/27/24 (Call 02/27/24)(c)	600	576,188
6.50%, 09/27/28 (Call 06/27/28)	400	383,000

		3,662,501

South Korea — 0.2%
Woori Bank 4.25%, (Call 10/04/24)(b)(d)(e)	400	411,250
5.25%, (Call 05/16/22)(b)(d)(e)	200	207,500

		618,750

Thailand — 0.3%
Bangkok Bank PCL/Hong Kong, 3.73%, 09/25/34 (Call 09/25/29)(b)(d)	600	588,750
Kasikornbank PCL/Hong Kong, 3.34%, 10/02/31 (Call 10/02/26)(b)(d)	400	391,750

		980,500

Togo — 0.1%
Ecobank Transnational Inc., 9.50%, 04/18/24(b)	200	207,625

Turkey — 2.7%
Akbank T.A.S. 5.13%, 03/31/25(b)	200	184,250
6.80%, 02/06/26(b)	200	192,563
7.20%, 03/16/27 (Call 03/16/22)(b)(d)	200	181,375
Arcelik AS, 5.00%, 04/03/23(b)	200	199,000
KOC Holding AS 5.25%, 03/15/23 (Call 12/15/22)(b)	400	397,625
6.50%, 03/11/25 (Call 12/11/24)(b)	400	403,000
Mersin Uluslararasi Liman Isletmeciligi AS, 5.38%, 11/15/24 (Call 11/15/22)(b)	200	202,063
QNB Finansbank AS, 6.88%, 09/07/24(b)	400	405,875
Tupras Turkiye Petrol Rafinerileri AS, 4.50%, 10/18/24 (Call 07/20/24)(b)	400	365,500
Turk Telekomunikasyon AS 4.88%, 06/19/24(b)	200	192,563
6.88%, 02/28/25(b)	200	203,562
Turkcell Iletisim Hizmetleri AS 5.75%, 10/15/25(b)	400	397,250
5.80%, 04/11/28 (Call 01/11/28)(b)	200	192,375

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Turkey (continued)
Turkiye Garanti Bankasi AS 5.88%, 03/16/23(b)	$300	$295,406
6.13%, 05/24/27 (Call 05/24/22)(b)(d)	400	354,375
Turkiye Is Bankasi AS 6.13%, 04/25/24(b)	800	754,750
7.00%, 06/29/28 (Call 06/29/23)(b)(d)	200	179,125
7.75%, 01/22/30 (Call 01/22/25)(b)(d)	200	181,625
Turkiye Sise ve Cam Fabrikalari AS, 6.95%, 03/14/26 (Call 12/14/25)(b)	300	302,156
Turkiye Vakiflar Bankasi TAO 5.75%, 01/30/23(b)	300	288,187
8.13%, 03/28/24(b)	600	599,625
Yapi ve Kredi Bankasi AS 5.50%, 12/06/22(b)	600	579,375
5.85%, 06/21/24(b)	300	282,656
6.10%, 03/16/23(b)	200	195,000
8.25%, 10/15/24(b)	200	202,500
8.50%, 03/09/26 (Call 03/09/21)(b)(d)	200	197,250
13.88%, (Call 01/15/24)(b)(d)(e)	200	208,000

		8,137,031

Ukraine — 0.3%
Metinvest BV 7.75%, 10/17/29(b)	200	190,625
8.50%, 04/23/26 (Call 01/23/26)(b)	400	402,375
MHP SE, 7.75%, 05/10/24(b)	400	416,375

		1,009,375

United Arab Emirates — 1.3%
ADIB Capital Invest 2 Ltd., 7.13%, (Call 09/20/23)(b)(d)(e)	400	429,500
DIB Tier 1 Sukuk 3 Ltd., 6.25%, (Call 01/22/25)(b)(d)(e)	400	418,000
DP World Salaam, 6.00%, (Call 10/01/25)(b)(d)(e)	600	627,000
Emaar Sukuk Ltd. 3.64%, 09/15/26(b)	200	193,687
3.88%, 09/17/29(b)	200	187,688
EMG SUKUK Ltd., 4.56%, 06/18/24(b)	400	414,625
Emirates NBD Bank PJSC 6.13%, (Call 03/20/25)(b)(d)(e)	600	617,812
6.13%, (Call 04/26/26)(b)(d)(e)	400	415,875
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.13%, 07/31/26 (Call 07/31/22)(b)	400	396,125
Shelf Drilling Holdings Ltd., 8.25%, 02/15/25 (Call 02/15/21)(b)	500	160,000

		3,860,312

Vietnam — 0.1%
Mong Duong Finance Holdings BV, 5.13%, 05/07/29 (Call 05/07/23)(b)	250	254,766

Zambia — 0.9%
First Quantum Minerals Ltd. 6.88%, 03/01/26 (Call 03/01/21)(b)	1,000	994,062
6.88%, 10/15/27 (Call 10/15/23)(f)	600	599,250
7.25%, 04/01/23 (Call 11/30/20)(b)	1,200	1,206,375

		2,799,687

Total Corporate Bonds & Notes — 51.8% (Cost: $159,685,779)		157,164,425

Foreign Government Obligations(a)

Angola — 0.9%
Angolan Government International Bond 8.00%, 11/26/29(b)	1,200	922,500

Security	Par (000)	Value

Angola (continued)
9.13%, 11/26/49(b)	$1,200	$910,500
9.50%, 11/12/25(b)	1,200	1,024,500

		2,857,500

Argentina — 3.3%
Argentine Republic Government International Bond 0.13%, 07/09/30 (Call 11/30/20)(h)	7,133	2,585,647
0.13%, 07/09/35 (Call 11/30/20)(h)	9,096	2,978,726
0.13%, 01/09/38 (Call 11/30/20)(h)	5,106	1,892,508
0.13%, 07/09/41 (Call 11/30/20)(c)(h)	4,950	1,677,122
0.13%, 07/09/46 (Call 11/30/20)(h)	900	293,400
1.00%, 07/09/29 (Call 11/30/20)(c)	1,199	491,638

		9,919,041

Azerbaijan — 0.5%
Republic of Azerbaijan International Bond 3.50%, 09/01/32(b)	150	145,031
4.75%, 03/18/24(b)	800	844,000
State Oil Co. of the Azerbaijan Republic, 4.75%, 03/13/23(b)	400	415,625

		1,404,656

Bahrain — 2.2%
Bahrain Government International Bond 5.45%, 09/16/32(b)	400	391,125
5.63%, 09/30/31(b)	400	395,500
6.00%, 09/19/44(b)	800	745,750
6.13%, 08/01/23(b)	1,000	1,064,687
6.75%, 09/20/29(b)	600	649,312
7.00%, 01/26/26(b)	600	677,437
7.00%, 10/12/28(b)	900	991,969
7.38%, 05/14/30(b)	200	221,438
CBB International Sukuk Co. 5 SPC, 5.62%, 02/12/24(b)	600	632,062
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(b)	200	225,563
CBB International Sukuk Programme Co. SPC 3.95%, 09/16/27(b)	500	496,250
4.50%, 03/30/27(b)	200	204,688

		6,695,781

Bolivia — 0.1%
Bolivian Government International Bond, 4.50%, 03/20/28(b)(c)	400	346,875

Brazil — 5.5%
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 09/26/23(b)	600	661,875
Brazil Minas SPE via State of Minas Gerais, 5.33%, 02/15/28(b)	480	505,350
Brazilian Government International Bond 2.63%, 01/05/23	1,100	1,137,469
2.88%, 06/06/25	200	202,263
3.88%, 06/12/30(c)	1,000	1,012,500
4.25%, 01/07/25(c)	1,948	2,109,319
4.50%, 05/30/29 (Call 02/28/29)	800	858,250
4.63%, 01/13/28 (Call 10/13/27)	1,400	1,515,500
4.75%, 01/14/50 (Call 07/14/49)	1,150	1,128,437
5.00%, 01/27/45(c)	1,526	1,569,396
5.63%, 01/07/41	917	1,004,688
5.63%, 02/21/47	1,300	1,425,125
6.00%, 04/07/26	1,014	1,176,874
7.13%, 01/20/37	760	952,850
8.25%, 01/20/34	650	879,937
8.88%, 04/15/24	520	642,525

		16,782,358

36	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Costa Rica — 0.6%
Costa Rica Government International Bond 4.25%, 01/26/23(b)	$400	$364,500
6.13%, 02/19/31(b)(c)	600	495,562
7.00%, 04/04/44(b)	462	359,494
7.16%, 03/12/45(b)	600	473,625

		1,693,181

Dominican Republic — 2.8%
Dominican Republic International Bond 4.50%, 01/30/30(b)	300	302,719
4.88%, 09/23/32(b)	402	409,663
5.50%, 01/27/25(b)	700	747,906
5.88%, 04/18/24(b)	540	571,050
5.88%, 01/30/60(b)	1,550	1,487,516
5.95%, 01/25/27(b)(c)	700	763,656
6.00%, 07/19/28(b)(c)	750	827,110
6.40%, 06/05/49(b)	600	610,500
6.50%, 02/15/48(b)	450	463,078
6.85%, 01/27/45(b)	890	955,081
6.88%, 01/29/26(b)	700	789,906
7.45%, 04/30/44(b)	600	685,500

		8,613,685

Ecuador — 1.4%
Ecuador Government International Bond 0.00%, 07/31/30(f)	441	198,757
0.50%, 07/31/30(f)(h)	1,652	1,090,386
0.50%, 07/31/35(f)(h)	3,900	2,145,000
0.50%, 07/31/40(f)(h)	1,500	742,969

		4,177,112

Egypt — 2.9%
Egypt Government International Bond 5.58%, 02/21/23(b)	600	616,688
5.75%, 05/29/24(b)	600	613,875
5.88%, 06/11/25(b)	800	820,750
6.59%, 02/21/28(b)	414	416,717
7.05%, 01/15/32(b)	400	391,000
7.50%, 01/31/27(b)	1,000	1,057,812
7.60%, 03/01/29(b)	600	624,000
7.63%, 05/29/32(b)	800	809,750
7.90%, 02/21/48(b)	800	758,750
8.50%, 01/31/47(b)	1,100	1,091,750
8.70%, 03/01/49(b)	800	803,750
8.88%, 05/29/50(b)	800	807,750

		8,812,592

El Salvador — 0.4%
El Salvador Government International Bond 7.12%, 01/20/50 (Call 07/20/49)(b)	550	414,734
7.65%, 06/15/35(b)	400	317,250
9.50%, 07/15/52 (Call 01/15/52)(b)	400	347,375

		1,079,359

Ethiopia — 0.1%
Ethiopia International Bond, 6.63%, 12/11/24(b)	400	402,000

Gabon — 0.2%
CBB International Sukuk Programme Co. SPC, 6.25%, 11/14/24(b)	200	215,625
Gabon Government International Bond, 6.63%, 02/06/31(b)	400	356,875

		572,500

Security	Par (000)	Value

Ghana — 1.2%
Ghana Government International Bond 6.38%, 02/11/27(b)	$400	$370,750
7.63%, 05/16/29(b)	800	740,000
8.13%, 01/18/26(b)	470	471,909
8.13%, 03/26/32(b)	900	826,031
8.63%, 06/16/49(b)	400	350,000
8.95%, 03/26/51(b)	500	447,969
10.75%, 10/14/30(b)	400	489,250

		3,695,909

Guatemala — 0.3%
Guatemala Government Bond, 6.13%, 06/01/50(Call 12/01/49)(b)(c)	700	863,844

Iraq — 0.5%
Iraq International Bond, 5.80%, 01/15/28(Call 12/14/20)(b)	1,641	1,414,526

Ivory Coast — 0.5%
Ivory Coast Government International Bond 5.75%, 12/31/32 (Call 12/31/20)(b)(h)	332	323,493
6.13%, 06/15/33(b)	600	604,500
6.38%, 03/03/28(b)	500	523,906

		1,451,899

Jamaica — 0.8%
Jamaica Government International Bond 6.75%, 04/28/28(c)	600	690,188
7.88%, 07/28/45	900	1,166,906
8.00%, 03/15/39	500	663,281

		2,520,375

Jordan — 0.6%
Jordan Government International Bond 5.75%, 01/31/27(b)	600	617,625
5.85%, 07/07/30(b)	500	502,500
6.13%, 01/29/26(b)	400	420,375
7.38%, 10/10/47(b)	400	412,375

		1,952,875

Kenya — 0.8%
Kenya Government International Bond 6.88%, 06/24/24(b)	1,200	1,266,750
8.00%, 05/22/32(b)	600	629,437
8.25%, 02/28/48(b)	600	611,250

		2,507,437

Lebanon — 0.2%
Lebanon Government International Bond 6.00%, 01/27/23(b)(i)	500	68,906
6.10%, 10/04/22(b)(i)	700	96,010
6.60%, 11/27/26(b)(i)	700	96,469
6.65%, 02/26/30(b)(i)	640	86,600
6.75%, 11/29/27(b)(i)	500	68,906
6.85%, 03/23/27(b)(i)	650	89,578
7.00%, 03/23/32(b)(i)	500	66,084

		572,553

Malaysia — 0.6%
1MDB Global Investments Ltd., 4.40%, 03/09/23(b)	2,000	1,990,000

Mongolia — 0.1%
Mongolia Government International Bond, 5.13%, 12/05/22(b)	200	205,063

Nigeria — 1.3%
Nigeria Government International Bond 6.50%, 11/28/27(b)	800	774,000

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nigeria (continued)
7.14%, 02/23/30(b)	$514	$496,492
7.63%, 11/21/25(b)	500	524,844
7.63%, 11/28/47(b)	600	546,375
7.70%, 02/23/38(b)	600	552,375
7.88%, 02/16/32(b)	600	581,438
8.75%, 01/21/31(b)	600	621,937

		4,097,461

Oman — 2.6%
Oman Government International Bond 4.75%, 06/15/26(b)	2,500	2,282,031
5.38%, 03/08/27(b)	200	182,875
5.63%, 01/17/28(b)	2,000	1,830,625
6.50%, 03/08/47(b)	800	647,000
6.75%, 01/17/48(b)	1,400	1,143,625
Oman Sovereign Sukuk Co. 4.40%, 06/01/24(b)	200	199,688
5.93%, 10/31/25(b)	1,400	1,473,500

		7,759,344

Pakistan — 0.5%
Pakistan Government International Bond 6.88%, 12/05/27(b)	800	777,250
8.25%, 04/15/24(b)	677	707,465

		1,484,715

Paraguay — 0.4%
Paraguay Government International Bond 4.95%, 04/28/31 (Call 01/28/31)(b)	400	466,525
6.10%, 08/11/44(b)	600	774,375

		1,240,900

Senegal — 0.3%
Senegal Government International Bond 6.25%, 05/23/33(b)	500	508,438
6.75%, 03/13/48(b)	400	390,000

		898,438

South Africa — 2.6%
Republic of South Africa Government International Bond 4.30%, 10/12/28	800	776,000
4.67%, 01/17/24(c)	600	623,625
4.85%, 09/27/27	600	609,000
4.85%, 09/30/29	900	891,562
4.88%, 04/14/26	500	518,594
5.00%, 10/12/46(c)	400	336,625
5.38%, 07/24/44	500	442,969
5.65%, 09/27/47	600	540,938
5.75%, 09/30/49	1,300	1,171,625
5.88%, 09/16/25	986	1,075,664
5.88%, 06/22/30	800	845,000

		7,831,602

Sri Lanka — 0.8%
Sri Lanka Government International Bond 5.75%, 04/18/23(b)	400	230,000
6.20%, 05/11/27(b)	800	430,000
6.75%, 04/18/28(b)	500	267,969
6.83%, 07/18/26(b)	400	217,125
6.85%, 03/14/24(b)	500	284,062
6.85%, 11/03/25(b)	700	388,937
7.55%, 03/28/30(b)	600	324,375
7.85%, 03/14/29(b)	700	378,219

		2,520,687

Security	Par (000)	Value

Trinidad And Tobago — 0.1%
Trinidad & Tobago Government International Bond, 4.50%, 08/04/26(b)	$400	$418,000

Tunisia — 0.1%
Banque Centrale de Tunisie International Bond, 5.75%, 01/30/25(b)	400	336,625

Turkey — 8.1%
Hazine Mustesarligi Varlik Kiralama AS, 5.00%, 04/06/23(b)	1,000	976,250
Turkey Government International Bond 3.25%, 03/23/23	700	660,844
4.25%, 03/13/25(c)	1,000	912,188
4.25%, 04/14/26	600	533,438
4.88%, 10/09/26	1,310	1,181,456
4.88%, 04/16/43	1,379	1,008,394
5.13%, 02/17/28	800	711,250
5.25%, 03/13/30	800	698,000
5.60%, 11/14/24	1,100	1,056,687
5.75%, 03/22/24	1,050	1,018,828
5.75%, 05/11/47	1,626	1,264,215
6.00%, 03/25/27	1,521	1,434,018
6.00%, 01/14/41	1,303	1,055,430
6.13%, 10/24/28	800	747,750
6.35%, 08/10/24	950	936,641
6.38%, 10/14/25	1,200	1,170,000
6.63%, 02/17/45	1,279	1,103,537
6.75%, 05/30/40	875	775,195
6.88%, 03/17/36	1,291	1,189,334
7.25%, 12/23/23	1,000	1,021,562
7.25%, 03/05/38	450	425,391
7.38%, 02/05/25	1,470	1,504,453
7.63%, 04/26/29	1,400	1,411,812
8.00%, 02/14/34(c)	713	731,716
11.88%, 01/15/30(c)	800	1,033,000

		24,561,389

Ukraine — 2.0%
Ukraine Government International Bond 7.25%, 03/15/33(f)	900	846,000
7.38%, 09/25/32(b)	1,300	1,244,750
7.75%, 09/01/23(b)	675	700,987
7.75%, 09/01/24(b)	518	534,997
7.75%, 09/01/25(b)	636	650,310
7.75%, 09/01/26(b)	500	505,313
7.75%, 09/01/27(b)	600	604,125
9.75%, 11/01/28(b)	800	869,750

		5,956,232

Venezuela — 0.3%
Venezuela Government International Bond 7.65%, 04/21/25(b)(i)	658	57,575
9.00%, 05/07/23(b)(i)	1,037	90,738
9.25%, 09/15/27(i)	1,962	171,675
9.38%, 01/13/34(i)	730	63,875
11.75%, 10/21/26(b)(i)	1,435	125,562
11.95%, 08/05/31(b)(i)	2,030	177,625
12.75%, 08/23/22(b)(i)	1,430	125,125

		812,175

Vietnam — 0.2%
Vietnam Government International Bond, 4.80%, 11/19/24(b)	600	669,578

38	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Zambia — 0.1%
Zambia Government International Bond 8.50%, 04/14/24(b)	$400	$172,500
8.97%, 07/30/27(b)	600	252,000

		424,500

Total Foreign Government Obligations — 45.9% (Cost: $160,550,797)		139,542,767

Short-Term Investments

Money Market Funds — 7.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.20%(j)(k)(l)	17,248	17,259,777
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.04%(j)(k)	4,109	4,109,000

		21,368,777

Total Short-Term Investments — 7.1% (Cost: $21,370,592)		21,368,777

Total Investments in Securities — 104.8% (Cost: $341,607,168)		318,075,969

Other Assets, Less Liabilities — (4.8)%		(14,491,942)

Net Assets — 100.0%		$303,584,027

(a)	U.S. dollar denominated security issued by foreign domiciled entity.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(c)	All or a portion of this security is on loan.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Perpetual security with no stated maturity date.
(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
(h)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period-end.
(l)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$17,267,883	(a)	$—	$(6,291)	$(1,815)	$17,259,777	17,248	$23,294	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,849,000	260,000	(a)	—	—	—	4,109,000	4,109	35,632		—

					$(6,291)	$(1,815)	$21,368,777		$58,926		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$157,164,425	$—	$157,164,425
Foreign Government Obligations	—	139,542,767	—	139,542,767
Money Market Funds	21,368,777	—	—	21,368,777

	$21,368,777	$296,707,192	$—	$318,075,969

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments October 31, 2020	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Government Obligations

Brazil — 6.0%
Brazil Letras do Tesouro Nacional 0.00%, 01/01/22(a)	BRL	17,524	$2,919,337
0.00%, 07/01/22(a)	BRL	13,000	2,096,704
0.00%, 07/01/23(a)	BRL	26,000	3,873,114
0.00%, 01/01/24(a)	BRL	41,000	5,848,731
Brazil Notas do Tesouro Nacional
Series F, 10.00%, 01/01/23	BRL	26,557	5,042,667
Series F, 10.00%, 01/01/25	BRL	20,399	3,957,468
Series F, 10.00%, 01/01/27	BRL	17,193	3,356,808
Series F, 10.00%, 01/01/29	BRL	9,263	1,822,941
Series F, 10.00%, 01/01/31	BRL	2,000	395,623
Brazilian Government International Bond 8.50%, 01/05/24	BRL	500	95,170
10.25%, 01/10/28	BRL	1,420	291,447
12.50%, 01/05/22	BRL	707	136,294

			29,836,304

Chile — 4.5%
Bonos de la Tesoreria de la Republica en pesos 2.50%, 03/01/25	CLP	3,410,000	4,627,518
4.00%, 03/01/23(b)(c)	CLP	1,460,000	2,035,398
4.50%, 03/01/26	CLP	2,700,000	4,017,681
4.70%, 09/01/30(b)(c)	CLP	2,000,000	3,038,677
5.00%, 03/01/35	CLP	2,950,000	4,568,062
6.00%, 01/01/43	CLP	2,320,000	4,133,054

			22,420,390

China — 11.9%
China Government Bond 1.99%, 04/09/25	CNY	39,350	5,620,208
2.36%, 07/02/23	CNY	32,980	4,849,586
2.68%, 05/21/30	CNY	33,170	4,745,437
2.85%, 06/04/27	CNY	35,380	5,153,559
2.94%, 10/17/24	CNY	30,920	4,619,018
3.12%, 12/05/26	CNY	34,190	5,093,158
3.13%, 11/21/29	CNY	28,130	4,174,640
3.19%, 04/11/24	CNY	29,820	4,488,432
3.22%, 12/06/25	CNY	25,410	3,834,939
3.25%, 06/06/26	CNY	29,590	4,459,154
3.25%, 11/22/28	CNY	22,650	3,390,049
3.29%, 10/18/23	CNY	22,730	3,434,246
3.29%, 05/23/29	CNY	38,070	5,713,115

			59,575,541

Colombia — 4.3%
Colombia Government International Bond, 9.85%, 06/28/27	COP	745,000	249,035
Colombian TES 5.75%, 11/03/27	COP	4,281,800	1,144,872
6.00%, 04/28/28	COP	11,091,900	2,998,034
6.25%, 11/26/25	COP	5,636,100	1,588,867
7.00%, 05/04/22	COP	10,139,900	2,801,550
7.00%, 06/30/32	COP	6,515,700	1,795,002
7.25%, 10/18/34	COP	7,907,900	2,190,328
7.25%, 10/26/50	COP	2,696,500	713,509
7.50%, 08/26/26	COP	10,394,500	3,077,516
7.75%, 09/18/30	COP	6,827,500	2,024,015
10.00%, 07/24/24	COP	9,374,000	2,960,021

			21,542,749

Security		Par (000)	Value

Czech Republic — 4.4%
Czech Republic Government Bond 0.25%, 02/10/27	CZK	57,830	$2,387,961
0.45%, 10/25/23(c)	CZK	45,540	1,949,091
0.95%, 05/15/30(c)	CZK	44,610	1,898,392
1.00%, 06/26/26(c)	CZK	53,700	2,334,768
1.20%, 03/13/31	CZK	28,510	1,237,403
2.00%, 10/13/33	CZK	51,320	2,433,099
2.40%, 09/17/25(c)	CZK	44,010	2,044,005
2.50%, 08/25/28(c)	CZK	48,990	2,353,841
2.75%, 07/23/29	CZK	41,980	2,072,271
4.70%, 09/12/22(c)	CZK	34,170	1,588,352
5.70%, 05/25/24(c)	CZK	32,390	1,647,722

			21,946,905

Dominican Republic — 4.4%
Dominican Republic International Bond 8.90%, 02/15/23(c)	DOP	474,150	8,128,170
9.75%, 06/05/26(c)	DOP	789,150	13,797,980

			21,926,150

Hungary — 4.3%
Hungary Government Bond 1.00%, 11/26/25	HUF	617,950	1,910,669
1.50%, 08/23/23	HUF	293,560	937,478
1.75%, 10/26/22	HUF	331,050	1,066,398
2.50%, 10/24/24	HUF	622,510	2,062,917
2.75%, 12/22/26	HUF	557,540	1,873,210
3.00%, 06/26/24	HUF	442,420	1,486,938
3.00%, 10/27/27	HUF	607,770	2,080,197
3.00%, 08/21/30	HUF	518,860	1,766,727
3.00%, 10/27/38	HUF	240,870	816,703
3.25%, 10/22/31	HUF	382,290	1,323,734
5.50%, 06/24/25	HUF	512,500	1,922,931
6.00%, 11/24/23	HUF	506,670	1,833,753
6.75%, 10/22/28	HUF	346,800	1,493,368
7.00%, 06/24/22	HUF	325,530	1,140,237

			21,715,260

Indonesia — 7.5%
Indonesia Treasury Bond 5.63%, 05/15/23	IDR	24,773,000	1,723,523
6.13%, 05/15/28	IDR	23,496,000	1,566,400
6.50%, 06/15/25	IDR	37,239,000	2,648,107
6.63%, 05/15/33	IDR	16,767,000	1,105,189
7.00%, 05/15/22	IDR	21,359,000	1,515,211
7.00%, 05/15/27	IDR	29,816,000	2,113,113
7.00%, 09/15/30	IDR	33,363,000	2,347,386
7.50%, 08/15/32	IDR	14,739,000	1,037,525
7.50%, 06/15/35	IDR	19,371,000	1,365,076
7.50%, 05/15/38	IDR	15,632,000	1,076,871
7.50%, 04/15/40	IDR	9,072,000	634,265
8.13%, 05/15/24	IDR	16,521,000	1,229,049
8.25%, 05/15/29	IDR	27,927,000	2,108,130
8.25%, 06/15/32	IDR	8,396,000	618,577
8.25%, 05/15/36	IDR	20,595,000	1,515,229
8.38%, 03/15/24	IDR	34,597,000	2,583,243
8.38%, 09/15/26	IDR	24,637,000	1,880,835
8.38%, 03/15/34	IDR	32,781,000	2,451,010
8.38%, 04/15/39	IDR	14,672,000	1,093,503
8.75%, 05/15/31	IDR	16,167,000	1,249,143
9.00%, 03/15/29	IDR	19,168,000	1,499,363
9.50%, 07/15/31	IDR	5,720,000	459,947

40	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Indonesia (continued)
10.50%, 08/15/30	IDR	6,985,000	$600,591
11.00%, 09/15/25	IDR	8,194,000	682,133
Perusahaan Penerbit SBSN Indonesia 6.63%, 10/15/24	IDR	11,181,000	799,155
8.25%, 09/15/23	IDR	8,832,000	649,309
8.88%, 11/15/31	IDR	13,500,000	1,038,525

			37,590,408

Malaysia — 4.5%
Malaysia Government Bond 3.48%, 03/15/23	MYR	3,759	939,897
3.48%, 06/14/24	MYR	1,666	422,314
3.50%, 05/31/27	MYR	6,087	1,567,734
3.73%, 06/15/28	MYR	2,777	722,989
3.76%, 04/20/23	MYR	1,950	491,190
3.80%, 08/17/23	MYR	2,620	663,832
3.83%, 07/05/34	MYR	3,742	972,003
3.89%, 08/15/29	MYR	6,179	1,628,773
3.90%, 11/30/26	MYR	1,355	355,480
3.90%, 11/16/27	MYR	3,857	1,015,305
3.91%, 07/15/26	MYR	2,769	725,905
3.96%, 09/15/25	MYR	5,406	1,414,342
4.06%, 09/30/24	MYR	3,201	830,681
4.18%, 07/15/24	MYR	3,282	852,096
4.76%, 04/07/37	MYR	3,424	960,270
Malaysia Government Investment Issue 3.15%, 05/15/23	MYR	2,574	640,596
3.42%, 09/30/27	MYR	2,327	597,291
3.47%, 10/15/30	MYR	3,536	912,543
3.66%, 10/15/24	MYR	2,142	547,873
3.73%, 03/31/22	MYR	2,010	497,499
3.73%, 03/31/26	MYR	2,700	700,481
3.95%, 04/14/22	MYR	2,154	535,353
4.09%, 11/30/23	MYR	2,600	666,774
4.13%, 08/15/25	MYR	3,955	1,035,391
4.13%, 07/09/29	MYR	3,126	831,531
4.26%, 07/26/27	MYR	2,796	749,133
4.37%, 10/31/28	MYR	3,793	1,023,033

			22,300,309

Mexico — 6.9%
Mexican Bonos 6.75%, 03/09/23	MXN	43,700	2,152,498
7.25%, 12/09/21	MXN	43,480	2,106,055
7.50%, 06/03/27	MXN	55,285	2,854,058
8.50%, 05/31/29	MXN	69,800	3,824,812
8.50%, 11/18/38	MXN	35,106	1,895,825
10.00%, 12/05/24	MXN	56,923	3,160,143
10.00%, 11/20/36	MXN	14,423	885,438
Series M, 5.75%, 03/05/26	MXN	44,662	2,132,459
Series M, 6.50%, 06/09/22	MXN	71,123	3,444,998
Series M, 7.75%, 05/29/31	MXN	29,407	1,536,684
Series M, 7.75%, 11/23/34	MXN	19,000	982,258
Series M, 7.75%, 11/13/42	MXN	43,840	2,191,104
Series M, 8.00%, 12/07/23	MXN	58,115	2,982,252
Series M, 8.00%, 09/05/24	MXN	39,900	2,070,360
Series M, 8.00%, 11/07/47	MXN	41,750	2,130,816

			34,349,760

Peru — 4.4%
Peru Government Bond 5.35%, 08/12/40	PEN	5,955	1,602,974

Security		Par (000)	Value

Peru (continued)
5.40%, 08/12/34	PEN	6,870	$1,999,463
5.70%, 08/12/24	PEN	5,037	1,635,788
5.94%, 02/12/29	PEN	9,762	3,219,606
6.15%, 08/12/32	PEN	8,205	2,613,430
6.35%, 08/12/28	PEN	8,181	2,761,085
6.90%, 08/12/37	PEN	8,542	2,786,433
6.95%, 08/12/31	PEN	8,398	2,859,879
8.20%, 08/12/26	PEN	7,419	2,758,443

			22,237,101

Philippines — 4.4%
Philippine Government International Bond 3.90%, 11/26/22	PHP	322,000	6,782,255
6.25%, 01/14/36	PHP	576,000	15,286,183

			22,068,438

Poland — 4.3%
Republic of Poland Government Bond 2.25%, 04/25/22	PLN	7,776	2,026,719
2.25%, 10/25/24	PLN	5,744	1,566,083
2.50%, 01/25/23	PLN	8,033	2,137,438
2.50%, 04/25/24	PLN	7,616	2,079,475
2.50%, 07/25/26	PLN	9,472	2,642,181
2.50%, 07/25/27	PLN	7,355	2,060,075
2.75%, 04/25/28	PLN	6,973	1,988,230
2.75%, 10/25/29	PLN	7,426	2,136,073
3.25%, 07/25/25	PLN	6,602	1,888,492
4.00%, 10/25/23	PLN	6,250	1,761,864
5.75%, 09/23/22	PLN	5,053	1,414,017

			21,700,647

Romania — 4.4%
Romania Government Bond 3.25%, 04/29/24	RON	7,190	1,738,342
3.40%, 03/08/22	RON	6,365	1,537,798
3.50%, 12/19/22	RON	6,225	1,510,936
3.65%, 07/28/25	RON	4,965	1,217,058
3.65%, 09/24/31	RON	5,415	1,311,035
4.25%, 06/28/23	RON	6,280	1,555,073
4.40%, 09/25/23	RON	6,295	1,570,908
4.50%, 06/17/24	RON	6,950	1,753,021
4.75%, 02/24/25	RON	8,000	2,036,068
4.85%, 04/22/26	RON	7,680	1,988,468
5.00%, 02/12/29	RON	6,635	1,785,928
5.80%, 07/26/27	RON	8,060	2,227,498
5.85%, 04/26/23	RON	7,260	1,860,320

			22,092,453

Russia — 4.3%
Russian Federal Bond - OFZ 6.00%, 10/06/27	RUB	98,797	1,258,810
6.50%, 02/28/24	RUB	76,344	1,002,233
6.90%, 05/23/29	RUB	82,175	1,096,097
7.00%, 12/15/21	RUB	61,167	791,302
7.00%, 01/25/23	RUB	45,284	597,045
7.00%, 08/16/23	RUB	56,605	751,434
7.05%, 01/19/28	RUB	80,770	1,091,329
7.10%, 10/16/24	RUB	81,631	1,098,156
7.15%, 11/12/25	RUB	99,818	1,350,367
7.25%, 05/10/34	RUB	85,094	1,150,994
7.40%, 12/07/22	RUB	76,477	1,014,754
7.40%, 07/17/24	RUB	88,961	1,203,669
7.60%, 07/20/22	RUB	88,509	1,168,725

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Russia (continued)
7.65%, 04/10/30	RUB	92,824	$1,296,529
7.70%, 03/23/33	RUB	100,764	1,412,185
7.70%, 03/16/39	RUB	69,018	984,160
7.75%, 09/16/26	RUB	82,744	1,155,746
7.95%, 10/07/26	RUB	80,104	1,127,921
8.15%, 02/03/27	RUB	74,310	1,058,257
8.50%, 09/17/31	RUB	58,340	862,181

			21,471,894

South Africa — 4.5%
Republic of South Africa Government Bond 6.25%, 03/31/36	ZAR	19,688	794,552
6.50%, 02/28/41	ZAR	18,316	690,342
7.00%, 02/28/31	ZAR	22,759	1,147,233
7.75%, 02/28/23	ZAR	25,720	1,704,522
8.00%, 01/31/30	ZAR	51,124	2,893,500
8.25%, 03/31/32	ZAR	28,797	1,521,556
8.50%, 01/31/37	ZAR	35,841	1,727,859
8.75%, 01/31/44	ZAR	34,006	1,594,549
8.75%, 02/28/48	ZAR	58,214	2,717,160
8.88%, 02/28/35	ZAR	32,635	1,680,161
9.00%, 01/31/40	ZAR	25,584	1,258,213
10.50%, 12/21/26	ZAR	63,765	4,581,419

			22,311,066

Thailand — 4.6%
Thailand Government Bond 1.45%, 12/17/24	THB	46,586	1,531,767
1.60%, 12/17/29	THB	33,086	1,082,264
1.60%, 06/17/35	THB	20,877	668,027
1.88%, 06/17/22	THB	29,895	979,016
2.00%, 12/17/22	THB	20,290	669,834
2.13%, 12/17/26	THB	52,312	1,786,511
2.40%, 12/17/23	THB	43,848	1,481,004
2.88%, 12/17/28	THB	41,607	1,497,193
2.88%, 06/17/46	THB	33,526	1,243,486
3.30%, 06/17/38	THB	51,779	2,012,190
3.40%, 06/17/36	THB	24,572	966,579
3.63%, 06/16/23	THB	41,163	1,423,321
3.65%, 12/17/21	THB	39,604	1,314,067
3.65%, 06/20/31	THB	43,407	1,688,704
3.78%, 06/25/32	THB	48,754	1,936,273
3.85%, 12/12/25	THB	39,622	1,455,807
4.26%, 12/12/37(c)	THB	470	19,870
4.88%, 06/22/29	THB	33,473	1,383,275

			23,139,188

Turkey — 4.3%
Turkey Government Bond 7.10%, 03/08/23	TRY	14,917	1,515,189

Security		Par/ Shares (000)	Value

Turkey (continued)
8.00%, 03/12/25	TRY	11,797	$1,124,399
8.50%, 09/14/22	TRY	14,462	1,559,543
9.00%, 07/24/24	TRY	22,923	2,329,762
9.50%, 01/12/22	TRY	9,129	1,026,876
10.40%, 03/20/24	TRY	4,792	511,040
10.50%, 08/11/27	TRY	17,375	1,761,750
10.60%, 02/11/26	TRY	22,262	2,338,267
10.70%, 08/17/22	TRY	13,459	1,506,772
11.00%, 03/02/22	TRY	14,286	1,624,068
11.00%, 02/24/27	TRY	14,173	1,477,657
12.20%, 01/18/23	TRY	18,098	2,059,584
12.40%, 03/08/28	TRY	10,598	1,166,880
16.20%, 06/14/23	TRY	11,119	1,367,492

			21,369,279

Uruguay — 4.3%
Uruguay Government International Bond 8.50%, 03/15/28(c)	UYU	425,051	10,351,191
9.88%, 06/20/22(c)	UYU	473,767	11,378,547

			21,729,738

Total Foreign Government Obligations — 98.2% (Cost: $512,300,598)			491,323,580

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.04%(d)(e)		290	290,000

Total Short-Term Investments — 0.1% (Cost: $290,000)			290,000

Total Investments in Securities — 98.3% (Cost: $512,590,598)			491,613,580

Other Assets, Less Liabilities — 1.7%			8,486,871

Net Assets — 100.0%			$500,100,451

(a)	Zero-coupon bond.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

42	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan EM Local Currency Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20 (000)	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$6,933,000	$—	$(6,643,000	)(a)	$—	$—	$290,000	290	$21,977	$—

(a)	Represents net amount purchased (sold).

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Foreign Government Obligations	$—	$491,323,580	$—	$491,323,580
Money Market Funds	290,000	—	—	290,000

	$290,000	$491,323,580	$—	$491,613,580

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments October 31, 2020	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds & Notes

Australia — 0.2%
FMG Resources August 2006 Pty Ltd. 4.50%, 09/15/27 (Call 06/15/27)(a)	USD	100	$106,734
4.75%, 05/15/22 (Call 02/15/22)(a)(b)	USD	50	51,185
5.13%, 03/15/23 (Call 12/15/22)(a)	USD	65	67,722
5.13%, 05/15/24 (Call 02/15/24)(a)	USD	125	133,345

			358,986

Austria — 0.2%
ams AG, 6.00%, 07/31/25 (Call 07/31/22)(c)	EUR	100	120,912
Novomatic AG, 1.63%, 09/20/23	EUR	100	106,619
Wienerberger AG, 2.00%, 05/02/24(c)	EUR	50	60,248

			287,779

Belgium — 0.2%
Telenet Finance Luxembourg Note Sarl, 5.50%, 03/01/28 (Call 12/01/22)(a)	USD	200	209,833
Telenet Finance Luxembourg Notes Sarl, 3.50%, 03/01/28 (Call 12/01/22)(c)	EUR	100	119,799

			329,632

Brazil — 0.4%
JBS Investments II GmbH, 7.00%, 01/15/26 (Call 01/15/22)(a)	USD	200	213,198
JBS USA LUX SA/JBS USA Finance Inc., 6.75%, 02/15/28 (Call 02/15/23)(a)	USD	125	137,247
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc. 5.50%, 01/15/30 (Call 01/15/25)(a)	USD	160	174,010
6.50%, 04/15/29 (Call 04/15/24)(a)	USD	155	173,923

			698,378

Canada — 3.0%
1011778 BC ULC/New Red Finance Inc. 3.50%, 02/15/29 (Call 02/15/24)(a)	USD	60	59,550
3.88%, 01/15/28 (Call 09/15/22)(a)(b)	USD	70	70,798
4.00%, 10/15/30 (Call 10/15/25)(a)	USD	302	299,357
4.25%, 05/15/24 (Call 11/30/20)(a)	USD	190	193,800
4.38%, 01/15/28 (Call 11/15/22)(a)	USD	95	96,188
5.00%, 10/15/25 (Call 11/13/20)(a)	USD	170	174,318
5.75%, 04/15/25 (Call 04/15/22)(a)	USD	15	15,988
Bombardier Inc. 5.75%, 03/15/22(a)	USD	65	61,945
6.00%, 10/15/22 (Call 11/30/20)(a)(b)	USD	175	156,187
6.13%, 01/15/23(a)	USD	155	132,186
7.50%, 12/01/24 (Call 12/01/20)(a)	USD	125	93,063
7.50%, 03/15/25 (Call 11/30/20)(a)	USD	160	116,000
7.88%, 04/15/27 (Call 04/15/22)(a)(b)	USD	220	160,600
8.75%, 12/01/21(a)	USD	130	129,324
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp. 4.88%, 02/15/30 (Call 02/15/25)(a)	USD	50	47,500
6.13%, 05/15/23 (Call 11/30/20)(a)	CAD	35	26,430
6.25%, 09/15/27 (Call 09/15/22)(a)	USD	82	83,948
Cenovus Energy Inc. 3.00%, 08/15/22 (Call 05/15/22)	USD	25	24,748
3.80%, 09/15/23 (Call 06/15/23)	USD	50	50,510
4.25%, 04/15/27 (Call 01/15/27)	USD	150	152,709
5.38%, 07/15/25 (Call 04/15/25)(b)	USD	70	73,763
CES Energy Solutions Corp., 6.38%, 10/21/24 (Call 11/30/20)	CAD	40	27,525
Crew Energy Inc., 6.50%, 03/14/24 (Call 11/30/20)(a)	CAD	40	19,687

Security		Par (000)	Value

Canada (continued)
Garda World Security Corp. 4.63%, 02/15/27 (Call 02/15/23)(a)	USD	100	$97,926
9.50%, 11/01/27 (Call 11/01/22)(a)(b)	USD	75	80,143
GFL Environmental Inc. 3.75%, 08/01/25 (Call 08/01/22)(a)	USD	85	85,252
4.25%, 06/01/25 (Call 06/01/22)(a)	USD	15	15,344
5.13%, 12/15/26 (Call 12/15/22)(a)	USD	80	83,974
7.00%, 06/01/26 (Call 06/01/21)(a)(b)	USD	57	59,280
Mattamy Group Corp. 4.63%, 03/01/30 (Call 03/01/25)(a)	USD	70	71,179
5.25%, 12/15/27 (Call 12/15/22)(a)	USD	65	68,738
MEG Energy Corp. 6.50%, 01/15/25 (Call 11/30/20)(a)	USD	58	56,666
7.00%, 03/31/24 (Call 11/30/20)(a)	USD	75	70,906
7.13%, 02/01/27 (Call 02/01/23)(a)	USD	150	134,959
Methanex Corp. 5.13%, 10/15/27 (Call 04/15/27)	USD	50	50,790
5.25%, 12/15/29 (Call 09/15/29)	USD	100	101,323
NOVA Chemicals Corp. 4.88%, 06/01/24 (Call 03/03/24)(a)(b)	USD	155	153,326
5.00%, 05/01/25 (Call 01/31/25)(a)	USD	65	64,188
5.25%, 08/01/23 (Call 11/30/20)(a)	USD	65	64,534
5.25%, 06/01/27 (Call 03/03/27)(a)	USD	130	126,364
NuVista Energy Ltd., 6.50%, 03/02/23 (Call 11/30/20)	CAD	30	15,244
Open Text Corp. 3.88%, 02/15/28 (Call 02/15/23)(a)	USD	115	116,518
5.88%, 06/01/26 (Call 06/01/21)(a)	USD	100	104,097
Open Text Holdings Inc., 4.13%, 02/15/30 (Call 02/15/25)(a)	USD	90	93,825
Parkland Corp. 5.63%, 05/09/25 (Call 11/30/20)	CAD	100	77,704
5.75%, 09/16/24 (Call 11/30/20)(a)	CAD	25	19,289
5.75%, 09/16/24 (Call 11/30/20)	CAD	25	19,289
5.88%, 07/15/27 (Call 07/15/22)(a)	USD	65	67,239
6.00%, 04/01/26 (Call 04/01/21)(a)	USD	65	67,356
Quebecor Media Inc. 5.75%, 01/15/23	USD	130	139,620
6.63%, 01/15/23(a)	CAD	75	60,890
Russel Metals Inc., 6.00%, 04/19/22 (Call 11/30/20)(a)	CAD	25	18,751
Seven Generations Energy Ltd., 5.38%, 09/30/25 (Call 11/30/20)(a)	USD	90	86,037
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26 (Call 07/15/21)(a)	USD	175	184,306
Superior Plus LP 5.13%, 08/27/25 (Call 02/27/21)	CAD	50	38,554
5.25%, 02/27/24 (Call 11/30/20)	CAD	50	38,460
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 04/15/21)(a)	USD	80	80,100
Videotron Ltd. 4.50%, 01/15/30 (Call 10/15/24)	CAD	110	87,586
5.00%, 07/15/22	USD	100	104,501
5.13%, 04/15/27 (Call 04/15/22)(a)	USD	75	79,406
5.38%, 06/15/24 (Call 03/15/24)(a)	USD	75	81,458
5.63%, 06/15/25 (Call 03/15/25)	CAD	50	41,378
5.75%, 01/15/26 (Call 11/16/20)(c)	CAD	50	38,625

			5,311,249

Cayman Islands — 0.1%
Transocean Sentry Ltd., 5.38%, 05/15/23 (Call 05/16/21)(a)	USD	50	31,562

44	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
UPCB Finance VII Ltd., 3.63%, 06/15/29 (Call 06/15/22)(c)	EUR	150	$174,515

			206,077

China — 0.0%
Moss Creek Resources Holdings Inc., 7.50%, 01/15/26 (Call 01/15/21)(a)	USD	90	45,000

Denmark — 0.1%
DKT Finance ApS, 7.00%, 06/17/23 (Call 11/30/20)(c)	EUR	100	116,898
TDC AS, 6.88%, 02/23/23(c)	GBP	100	139,458

			256,356

Finland — 0.5%
Nokia OYJ 2.00%, 03/11/26 (Call 12/11/25)(c)	EUR	200	237,118
2.38%, 05/15/25 (Call 02/15/25)(c)	EUR	100	120,635
3.38%, 06/12/22	USD	65	66,054
4.38%, 06/12/27	USD	65	69,876
Teollisuuden Voima OYJ 1.13%, 03/09/26 (Call 12/09/25)(c)	EUR	200	214,710
2.00%, 05/08/24 (Call 02/08/24)(c)	EUR	100	116,696

			825,089

France — 3.5%
Altice France SA/France 2.13%, 02/15/25 (Call 02/15/22)(c)	EUR	100	108,287
3.38%, 01/15/28 (Call 09/15/22)(c)	EUR	100	109,969
4.13%, 01/15/29 (Call 09/15/23)(c)	EUR	100	113,699
5.50%, 01/15/28 (Call 09/15/22)(a)	USD	200	202,750
5.88%, 02/01/27 (Call 02/01/22)(c)	EUR	200	243,061
7.38%, 05/01/26 (Call 05/01/21)(a)	USD	200	208,740
8.13%, 02/01/27 (Call 02/01/22)(a)	USD	200	217,125
Banijay Group SAS, 6.50%, 03/01/26 (Call 09/01/22)(c)	EUR	100	112,816
Burger King France SAS, 6.00%, 05/01/24 (Call 11/09/20)(c)	EUR	100	109,690
Casino Guichard Perrachon SA 1.87%, 06/13/22 (Call 03/13/22)(c)	EUR	100	110,339
3.58%, 02/07/25 (Call 11/07/24)(c)	EUR	100	89,389
4.50%, 03/07/24 (Call 12/07/23)(c)	EUR	100	94,767
4.56%, 01/25/23(c)	EUR	100	109,692
CMA CGM SA 5.25%, 01/15/25 (Call 11/09/20)(c)	EUR	100	106,757
6.50%, 07/15/22 (Call 11/09/20)(c)	EUR	100	116,572
7.50%, 01/15/26 (Call 01/15/23)(c)	EUR	100	112,482
Electricite de France SA, 5.63%, (Call 01/22/24)(a)(d)(e)	USD	150	157,530
Elis SA 1.00%, 04/03/25 (Call 01/03/25)(c)	EUR	100	108,127
1.63%, 04/03/28 (Call 01/03/28)(c)	EUR	100	107,384
1.88%, 02/15/23 (Call 11/15/22)(c)	EUR	100	115,227
Faurecia SE 2.38%, 06/15/27 (Call 06/15/23)(c)	EUR	100	112,355
2.63%, 06/15/25 (Call 06/15/21)(c)	EUR	100	116,412
3.13%, 06/15/26 (Call 06/15/22)(c)	EUR	100	117,526
3.75%, 06/15/28 (Call 06/15/23)(c)	EUR	100	117,777
Fnac Darty SA, 2.63%, 05/30/26 (Call 05/30/22)(c)	EUR	100	115,408
Getlink SE, 3.50%, 10/30/25 (Call 10/30/22)(c)	EUR	100	116,599
La Financiere Atalian SASU, 4.00%, 05/15/24 (Call 11/09/20)(c)	EUR	100	100,776
Loxam SAS 2.88%, 04/15/26 (Call 04/15/22)(c)	EUR	125	133,037
3.25%, 01/14/25 (Call 07/15/21)(c)	EUR	125	135,534
3.75%, 07/15/26 (Call 07/15/22)(c)	EUR	100	109,086
Mobilux Finance SAS, 5.50%, 11/15/24 (Call 11/09/20)(c)	EUR	100	114,260

Security		Par (000)	Value

France (continued)
Orano SA 3.13%, 03/20/23 (Call 12/20/22)(c)	EUR	100	$118,820
3.38%, 04/23/26 (Call 01/23/26)(c)	EUR	100	119,478
4.88%, 09/23/24	EUR	100	128,336
Paprec Holding SA, 4.00%, 03/31/25 (Call 03/31/21)(c)	EUR	100	109,193
Quatrim SASU, 5.88%, 01/15/24 (Call 11/15/21)(c)	EUR	100	112,515
RCI Banque SA, 2.63%, 02/18/30 (Call 02/18/25)(c)(e)	EUR	100	112,049
Renault SA 1.00%, 03/08/23 (Call 12/08/22)(c)	EUR	100	113,865
1.00%, 11/28/25 (Call 08/28/25)(c)	EUR	100	109,310
1.13%, 10/04/27 (Call 07/04/27)(c)	EUR	100	101,394
1.25%, 06/24/25 (Call 03/24/25)(c)	EUR	100	108,129
2.00%, 09/28/26 (Call 06/28/26)(c)	EUR	100	109,806
Rexel SA, 2.75%, 06/15/26 (Call 03/15/22)(c)	EUR	125	144,683
SPCM SA, 2.63%, 02/01/29 (Call 09/15/23)(c)	EUR	100	116,081
SPIE SA 2.63%, 06/18/26 (Call 12/18/25)(c)	EUR	100	114,516
3.13%, 03/22/24 (Call 09/22/23)(c)	EUR	100	117,979
Tereos Finance Groupe I SA 4.13%, 06/16/23 (Call 03/16/23)(c)	EUR	100	107,011
7.50%, 10/30/25 (Call 10/30/22)(c)	EUR	100	115,541
Valeo SA, 3.25%, 01/22/24(c)	EUR	100	122,873
Vallourec SA 2.25%, 09/30/24(c)	EUR	100	67,852
6.63%, 10/15/22 (Call 11/09/20)(c)	EUR	100	68,689

			6,161,293

Germany — 4.1%
ADLER Group SA, 3.25%, 08/05/25 (Call 05/05/25)(c)	EUR	100	114,741
Adler Pelzer Holding GmbH, 4.13%, 04/01/24 (Call 11/09/20)(c)	EUR	100	96,950
ADLER Real Estate AG 1.50%, 12/06/21 (Call 11/06/21)(c)	EUR	100	114,190
1.50%, 04/17/22 (Call 03/17/22)(c)	EUR	100	113,936
3.00%, 04/27/26 (Call 02/27/26)(c)	EUR	100	115,918
Bertelsmann SE & Co. KGaA, 3.50%, 04/23/75 (Call 04/23/27)(c)(e)	EUR	100	117,397
CBR Fashion Finance BV, 5.13%, 10/01/22 (Call 11/09/20)(c)	EUR	100	102,872
CeramTec BondCo GmbH, 5.25%, 12/15/25 (Call 12/15/20)(c)	EUR	100	111,826
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28 (Call 01/15/24)(c)	EUR	100	115,380
Commerzbank AG 4.00%, 03/30/27(c)	EUR	130	160,528
4.00%, 12/05/30 (Call 09/05/25)(c)(e)	EUR	200	237,694
8.13%, 09/19/23(a)	USD	200	229,534
Consus Real Estate AG, 9.63%, 05/15/24 (Call 05/15/21)(c)	EUR	100	123,110
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24 (Call 07/15/24)(c)	EUR	100	106,830
Deutsche Bank AG 2.75%, 02/17/25(c)	EUR	125	145,716
4.30%, 05/24/28 (Call 05/24/23)(e)	USD	200	193,587
4.50%, 05/19/26(c)	EUR	100	122,770
5.63%, 05/19/31 (Call 02/19/26)(c)(e)	EUR	200	250,305
Deutsche Bank AG/New York NY, 4.88%, 12/01/32 (Call 12/01/27)(e)	USD	200	192,917
Douglas GmbH, 6.25%, 07/15/22 (Call 11/09/20)(c)	EUR	100	97,032
HT Troplast GmbH, 9.25%, 07/15/25 (Call 07/15/22)(c)	EUR	100	123,904
K+S AG 2.63%, 04/06/23 (Call 01/06/23)(c)	EUR	100	107,836

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2020	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
3.25%, 07/18/24 (Call 04/18/24)(c)	EUR	100	$107,140
4.13%, 12/06/21(c)	EUR	100	118,034
KME SE, 6.75%, 02/01/23 (Call 11/30/20)(c)	EUR	100	79,210
LANXESS AG, 4.50%, 12/06/76 (Call 06/06/23)(c)(e)	EUR	100	122,716
METRO AG, 1.50%, 03/19/25(c)	EUR	100	118,014
Nidda BondCo GmbH, 5.00%, 09/30/25 (Call 11/30/20)(c)	EUR	100	112,907
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24 (Call 11/09/20)(c)	EUR	200	225,392
Peach Property Finance GmbH, 3.50%, 02/15/23 (Call 11/15/22)(c)	EUR	100	114,284
Platin 1426 GmbH, 5.38%, 06/15/23 (Call 11/09/20)(c)	EUR	100	109,385
ProGroup AG, 3.00%, 03/31/26 (Call 03/31/21)(c)	EUR	100	114,221
RWE AG, 3.50%, 04/21/75 (Call 04/21/25)(c)(e)	EUR	50	62,304
Schaeffler AG 1.88%, 03/26/24 (Call 12/26/23)(c)	EUR	100	115,200
2.75%, 10/12/25 (Call 07/12/25)(c)	EUR	100	115,642
2.88%, 03/26/27 (Call 12/26/26)(c)	EUR	100	115,927
3.38%, 10/12/28 (Call 07/12/28)(c)	EUR	100	116,174
Summit Properties Ltd., 2.00%, 01/31/25 (Call 01/31/21)(c)	EUR	100	109,554
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26 (Call 07/30/21)(c)	EUR	100	118,185
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25 (Call 01/15/22)(c)	EUR	100	110,191
Tele Columbus AG, 3.88%, 05/02/25 (Call 05/02/21)(c)	EUR	100	109,140
thyssenkrupp AG 1.38%, 03/03/22 (Call 12/03/21)(c)	EUR	125	142,025
1.88%, 03/06/23 (Call 02/06/23)(c)	EUR	175	189,240
2.50%, 02/25/25(c)	EUR	100	105,762
2.88%, 02/22/24 (Call 11/22/23)(c)	EUR	150	161,896
Vertical Holdco GmbH, 6.63%, 07/15/28 (Call 07/15/23)(c)	EUR	100	120,084
Vertical Midco GmbH, 4.38%, 07/15/27 (Call 07/15/23)(c)	EUR	100	117,659
Vertical U.S. Newco Inc., 5.25%, 07/15/27 (Call 07/15/23)(a)	USD	200	205,750
WEPA Hygieneprodukte GmbH, 2.88%, 12/15/27 (Call 12/15/22)(c)	EUR	100	113,943
ZF Europe Finance BV 2.00%, 02/23/26 (Call 12/23/25)(c)	EUR	300	324,914
3.00%, 10/23/29 (Call 07/23/29)(c)	EUR	100	105,484
ZF Finance GmbH, 3.75%, 09/21/28 (Call 06/21/28)(c)	EUR	100	113,528
ZF North America Capital Inc. 2.75%, 04/27/23(c)	EUR	100	117,022
4.75%, 04/29/25(a)	USD	150	154,947

			7,260,847

Greece — 0.4%
Alpha Bank AE, 4.25%, 02/13/30 (Call 02/13/25)(c)(e)	EUR	100	96,168
Ellaktor Value PLC, 6.38%, 12/15/24 (Call 12/15/21)(c)	EUR	100	98,779
Intralot Capital Luxembourg SA, 5.25%, 09/15/24 (Call 11/09/20)(c)	EUR	100	35,771
National Bank Greece SA, 2.75%, 10/08/26 (Call 10/08/25)(c)(e)	EUR	150	167,516
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., 7.38%, 01/15/22 (Call 11/30/20)(a)	USD	75	35,563
Piraeus Bank SA, 9.75%, 06/26/29 (Call 06/26/24)(c)(e)	EUR	100	91,149
Titan Global Finance PLC, 2.38%, 11/16/24 (Call 05/16/24)(c)	EUR	100	115,772

			640,718

Ireland — 0.6%
AerCap Holdings NV, 5.88%, 10/10/79 (Call 10/10/24)(e)	USD	150	118,364
AIB Group PLC, 1.88%, 11/19/29 (Call 11/19/24)(c)(e)	EUR	100	113,509

Security		Par (000)	Value

Ireland (continued)
Bank of Ireland Group PLC, 3.13%, 09/19/27 (Call 09/19/22)(c)(e)	GBP	100	$129,384
eircom Finance DAC, 3.50%, 05/15/26 (Call 05/15/22)(c)	EUR	225	261,292
Smurfit Kappa Acquisitions ULC 2.38%, 02/01/24 (Call 11/01/23)(c)	EUR	100	120,167
2.88%, 01/15/26 (Call 10/15/25)(c)	EUR	100	123,793
Smurfit Kappa Treasury ULC, 1.50%, 09/15/27 (Call 06/15/27)(c)	EUR	150	173,284

			1,039,793

Israel — 1.3%
Leviathan Bond Ltd. 5.75%, 06/30/23 (Call 03/30/23)(a)	USD	75	76,658
6.13%, 06/30/25 (Call 03/30/25)(a)	USD	45	46,451
6.50%, 06/30/27 (Call 12/30/26)(a)	USD	55	56,719
6.75%, 06/30/30 (Call 12/30/29)(a)	USD	90	92,390
Teva Pharmaceutical Finance Netherlands II BV 1.13%, 10/15/24(c)	EUR	200	203,675
1.25%, 03/31/23 (Call 12/31/22)(c)	EUR	100	108,285
1.63%, 10/15/28(c)	EUR	100	93,553
1.88%, 03/31/27 (Call 12/31/26)(c)	EUR	100	98,721
3.25%, 04/15/22 (Call 01/15/22)	EUR	100	116,244
4.50%, 03/01/25 (Call 12/01/24)	EUR	100	114,789
6.00%, 01/31/25 (Call 10/31/24)	EUR	100	120,791
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 07/21/23	USD	250	237,105
3.15%, 10/01/26	USD	400	351,716
6.00%, 04/15/24 (Call 01/15/24)	USD	200	201,600
6.75%, 03/01/28 (Call 12/01/27)	USD	200	209,940
7.13%, 01/31/25 (Call 10/31/24)	USD	200	207,250

			2,335,887

Italy — 5.2%
Atlantia SpA 1.63%, 02/03/25(c)	EUR	100	114,520
1.88%, 07/13/27 (Call 04/13/27)(c)	EUR	100	112,009
Autostrade per l’Italia SpA 1.13%, 11/04/21(c)	EUR	100	114,155
1.75%, 06/26/26(c)	EUR	100	113,218
1.75%, 02/01/27(c)	EUR	100	113,346
1.88%, 09/26/29 (Call 06/26/29)(c)	EUR	100	113,248
Banca IFIS SpA, 4.50%, 10/17/27 (Call 10/17/22)(c)(e)	EUR	100	101,000
Banca Monte dei Paschi di Siena SpA 2.63%, 04/28/25(c)	EUR	125	141,854
3.63%, 09/24/24(c)	EUR	100	117,194
5.38%, 01/18/28 (Call 01/18/23)(c)(e)	EUR	100	90,021
10.50%, 07/23/29(c)	EUR	100	115,903
Banca Popolare di Sondrio SCPA, 2.38%, 04/03/24(c)	EUR	100	117,492
Banco BPM SpA 1.75%, 01/28/25(c)	EUR	200	236,603
2.00%, 03/08/22(c)	EUR	100	118,798
2.50%, 06/21/24(c)	EUR	100	121,447
4.38%, 09/21/27 (Call 09/21/22)(c)(e)	EUR	100	116,595
BPER Banca, 5.13%, 05/31/27 (Call 05/31/22)(c)(e)	EUR	100	118,536
Centurion Bidco SpA, 5.88%, 09/30/26 (Call 09/30/22)(c)	EUR	100	112,891
Esselunga SpA, 0.88%, 10/25/23 (Call 07/25/23)(c)	EUR	100	116,100
Fiat Chrysler Finance Europe SENC, 4.75%, 07/15/22(c)	EUR	150	185,376
Iccrea Banca SpA, 1.50%, 10/11/22(c)	EUR	150	175,273
Infrastrutture Wireless Italiane SpA 1.63%, 10/21/28 (Call 07/21/28)(c)	EUR	200	233,722
1.88%, 07/08/26 (Call 04/08/26)(c)	EUR	100	120,843

46	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy (continued)
International Game Technology PLC, 4.75%, 02/15/23 (Call 08/15/22)(c)	EUR	100	$115,917
Intesa Sanpaolo SpA 2.86%, 04/23/25(c)	EUR	100	119,942
3.93%, 09/15/26(c)	EUR	100	125,374
5.02%, 06/26/24(a)	USD	400	422,128
5.15%, 06/10/30(c)	GBP	100	140,462
6.63%, 09/13/23(c)	EUR	100	131,902
Leonardo SpA, 1.50%, 06/07/24 (Call 03/07/24)(c)	EUR	100	116,231
Mediobanca Banca di Credito Finanziario SpA, 5.75%, 04/18/23	EUR	100	127,766
Nexi SpA, 1.75%, 10/31/24(c)	EUR	150	173,683
Rekeep SpA, 9.00%, 06/15/22 (Call 11/09/20)(c)	EUR	100	115,244
Rossini Sarl, 6.75%, 10/30/25 (Call 10/30/21)(c)	EUR	100	121,254
Saipem Finance International BV 2.63%, 01/07/25(c)	EUR	100	111,045
2.75%, 04/05/22(c)	EUR	100	117,520
3.38%, 07/15/26 (Call 04/15/26)(c)	EUR	100	110,515
Sisal Group SpA, 7.00%, 07/31/23 (Call 11/09/20)(c)	EUR	69	78,682
Societa Cattolica di Assicurazioni SC, 4.25%, 12/14/47 (Call 12/14/27)(c)(e)	EUR	100	117,861
Telecom Italia SpA/Milano 2.38%, 10/12/27 (Call 07/12/27)(c)	EUR	100	117,015
2.50%, 07/19/23(c)	EUR	100	120,222
2.75%, 04/15/25 (Call 01/15/25)(c)	EUR	150	180,563
2.88%, 01/28/26 (Call 10/28/25)(c)	EUR	200	240,897
3.00%, 09/30/25(c)	EUR	100	121,581
3.25%, 01/16/23(c)	EUR	200	243,959
3.63%, 01/19/24(c)	EUR	100	123,197
3.63%, 05/25/26(c)	EUR	100	124,908
4.00%, 04/11/24 (Call 01/11/24)(c)	EUR	100	124,312
5.30%, 05/30/24(a)	USD	200	215,772
UniCredit SpA 2.00%, 09/23/29 (Call 09/23/24)(c)(e)	EUR	200	216,520
2.73%, 01/15/32 (Call 01/15/27)(c)(e)	EUR	200	215,715
4.38%, 01/03/27 (Call 01/03/22)(c)(e)	EUR	100	120,005
4.88%, 02/20/29 (Call 02/20/24)(c)(e)	EUR	200	245,292
5.46%, 06/30/35 (Call 06/30/30)(a)(e)	USD	200	202,881
5.86%, 06/19/32 (Call 06/19/27)(a)(e)	USD	200	210,385
6.95%, 10/31/22(c)	EUR	100	129,268
Unione di Banche Italiane SpA 2.63%, 06/20/24(c)	EUR	250	305,860
4.45%, 09/15/27 (Call 09/15/22)(c)(e)	EUR	100	120,593
Unipol Gruppo SpA 3.00%, 03/18/25(c)	EUR	100	120,312
3.25%, 09/23/30 (Call 06/23/30)(c)	EUR	100	117,512
3.50%, 11/29/27 (Call 08/29/27)(c)	EUR	100	121,099
UnipolSai Assicurazioni SpA, 3.88%, 03/01/28(c)	EUR	100	120,259
Webuild SpA, 1.75%, 10/26/24(c)	EUR	100	99,570

			9,223,367

Japan — 0.4%
SoftBank Group Corp. 3.13%, 09/19/25 (Call 06/21/25)(c)	EUR	150	173,908
4.00%, 04/20/23 (Call 01/20/23)(c)	EUR	100	119,410
4.00%, 09/19/29 (Call 06/21/29)(c)	EUR	125	145,056
4.50%, 04/20/25 (Call 01/20/25)(c)	EUR	100	121,884
5.00%, 04/15/28 (Call 01/16/28)(c)	EUR	100	122,929

			683,187

Security		Par (000)	Value

Luxembourg — 1.6%
Altice Financing SA 2.25%, 01/15/25 (Call 01/15/22)(c)	EUR	100	$108,382
3.00%, 01/15/28 (Call 01/15/23)(c)	EUR	100	105,695
5.00%, 01/15/28 (Call 01/15/23)(a)	USD	200	194,000
7.50%, 05/15/26 (Call 05/15/21)(a)	USD	200	208,750
Altice Finco SA, 4.75%, 01/15/28 (Call 10/15/22)(c)	EUR	100	104,969
Altice France Holding SA 4.00%, 02/15/28 (Call 02/15/23)(c)	EUR	100	104,407
6.00%, 02/15/28 (Call 02/15/23)(a)	USD	200	192,075
8.00%, 05/15/27 (Call 05/15/22)(c)	EUR	100	122,075
10.50%, 05/15/27 (Call 05/15/22)(a)	USD	200	220,500
ArcelorMittal, 0.95%, 01/17/23 (Call 10/17/22)(c)	EUR	100	116,334
ArcelorMittal SA 1.00%, 05/19/23 (Call 02/19/23)(c)	EUR	100	115,899
2.25%, 01/17/24 (Call 10/17/23)(c)	EUR	100	119,672
4.55%, 03/11/26	USD	100	107,422
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22 (Call 11/09/20)(c)	GBP	100	129,090
INEOS Finance PLC, 2.88%, 05/01/26 (Call 05/01/22)(c)	EUR	100	112,093
INEOS Group Holdings SA, 5.38%, 08/01/24 (Call 11/09/20)(c)	EUR	100	115,757
JBS USA LUX SA/JBS USA Finance Inc., 5.75%, 06/15/25 (Call 11/30/20)(a)	USD	75	77,179
Matterhorn Telecom SA, 4.00%, 11/15/27 (Call 11/15/22)(c)	EUR	100	113,616
Mytilineos Financial Partners SA, 2.50%, 12/01/24 (Call 06/01/24)(c)	EUR	100	118,582
SIG Combibloc Purchase Co. Sarl, 2.13%, 06/18/25(c)	EUR	100	118,747
Summer BC Holdco A Sarl, 9.25%, 10/31/27 (Call 10/31/22)(c)	EUR	90	99,271
Summer BC Holdco B Sarl, 5.75%, 10/31/26 (Call 10/31/22)(c)	EUR	100	114,629
Swissport Investments SA, 6.75%, 12/15/21 (Call 11/09/20)(c)	EUR	100	291
Vivion Investments Sarl, 3.00%, 08/08/24(c)	EUR	100	103,143

			2,922,578

Macau — 0.5%
Melco Resorts Finance Ltd. 4.88%, 06/06/25 (Call 11/30/20)(a)	USD	200	199,250
5.38%, 12/04/29 (Call 12/04/24)(a)	USD	200	192,750
Studio City Finance Ltd., 6.50%, 01/15/28 (Call 07/15/23)(a)	USD	200	198,500
Wynn Macau Ltd. 4.88%, 10/01/24 (Call 11/30/20)(a)	USD	100	95,970
5.50%, 01/15/26 (Call 06/15/22)(a)(b)	USD	200	192,000

			878,470

Netherlands — 1.9%
Intertrust Group BV, 3.38%, 11/15/25 (Call 11/15/21)(c)	EUR	100	116,520
IPD 3 BV, 4.50%, 07/15/22 (Call 11/09/20)(c)	EUR	100	106,365
Koninklijke KPN NV, 7.00%, 03/28/73 (Call 03/28/23)(a)(e)	USD	200	208,121
Lincoln Financing Sarl, 3.63%, 04/01/24 (Call 11/30/20)(c)	EUR	125	138,311
Nouryon Holding BV, 6.50%, 10/01/26 (Call 10/01/21)(c)	EUR	100	118,523
OCI NV 3.13%, 11/01/24 (Call 11/01/21)(c)	EUR	100	114,548
5.25%, 11/01/24 (Call 11/01/21)(a)	USD	200	204,500
PPF Telecom Group BV 3.25%, 09/29/27 (Call 06/29/27)(c)	EUR	175	204,277
3.50%, 05/20/24 (Call 02/20/24)(c)	EUR	100	119,601
Promontoria Holding 264 BV, 6.75%, 08/15/23 (Call 11/30/20)(c)	EUR	100	94,015
Q-Park Holding I BV, 2.00%, 03/01/27 (Call 03/01/23)(c)	EUR	150	148,957

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2020	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands (continued)
Sensata Technologies BV 4.88%, 10/15/23(a)	USD	75	$79,375
5.00%, 10/01/25(a)	USD	100	109,400
5.63%, 11/01/24(a)	USD	50	54,860
Sigma Holdco BV, 5.75%, 05/15/26 (Call 05/15/21)(c)	EUR	100	110,940
Trivium Packaging Finance BV 3.75%, 08/15/26 (Call 08/15/22)(c)	EUR	100	114,929
8.50%, 08/15/27 (Call 08/15/22)(a)	USD	200	213,533
United Group BV 3.63%, 02/15/28 (Call 02/15/23)(c)	EUR	100	108,651
4.88%, 07/01/24 (Call 11/30/20)(c)	EUR	100	116,630
UPC Holding BV, 3.88%, 06/15/29 (Call 06/15/22)(c)	EUR	100	112,284
Ziggo Bond Co. BV, 3.38%, 02/28/30 (Call 02/15/25)(c)	EUR	100	110,556
Ziggo BV 2.88%, 01/15/30 (Call 10/15/24)(c)	EUR	100	113,370
4.25%, 01/15/27 (Call 01/15/22)(c)	EUR	90	107,644
4.88%, 01/15/30 (Call 10/15/24)(a)	USD	200	207,375
5.50%, 01/15/27 (Call 01/15/22)(a)	USD	225	233,438

			3,366,723

Portugal — 0.3%
Banco Comercial Portugues SA, 3.87%, 03/27/30 (Call 03/27/25)(c)(e)	EUR	100	102,747
Caixa Geral de Depositos SA, 1.25%, 11/25/24(c)	EUR	100	116,957
EDP - Energias de Portugal SA 1.70%, 07/20/80 (Call 04/20/25)(c)(e)	EUR	100	112,613
4.50%, 04/30/79 (Call 01/30/24)(c)(e)	EUR	100	125,494
Transportes Aereos Portugueses SA, 5.63%, 12/02/24 (Call 06/02/24)(c)	EUR	100	66,397

			524,208

Singapore — 0.1%
Puma International Financing SA, 5.13%, 10/06/24 (Call 11/10/20)(a)	USD	200	168,619

Spain — 1.5%
Abanca Corp. Bancaria SA, 4.63%, 04/07/30 (Call 04/07/25)(c)(e)	EUR	100	113,433
Banco de Sabadell SA 1.13%, 03/27/25(c)	EUR	100	111,275
1.75%, 05/10/24(c)	EUR	100	114,726
5.38%, 12/12/28 (Call 12/12/23)(c)(e)	EUR	100	119,127
Bankia SA 1.00%, 06/25/24(c)	EUR	100	118,073
1.13%, 11/12/26(c)	EUR	100	117,407
3.75%, 02/15/29 (Call 02/15/24)(c)(e)	EUR	100	122,457
Cellnex Telecom SA 1.75%, 10/23/30 (Call 07/23/30)(c)	EUR	100	114,664
1.88%, 06/26/29 (Call 03/26/29)	EUR	100	118,574
2.88%, 04/18/25 (Call 01/18/25)(c)	EUR	100	125,925
3.13%, 07/27/22(c)	EUR	100	122,304
Cirsa Finance International Sarl, 6.25%, 12/20/23 (Call 11/09/20)(c)	EUR	100	103,217
ContourGlobal Power Holdings SA, 3.38%, 08/01/23 (Call 11/30/20)(c)	EUR	100	116,009
eDreams ODIGEO SA, 5.50%, 09/01/23 (Call 11/09/20)(c)	EUR	100	96,940
El Corte Ingles SA, 3.00%, 03/15/24 (Call 11/30/20)(c)	EUR	100	115,223
Gestamp Funding Luxembourg SA, 3.50%, 05/15/23 (Call 11/09/20)(c)	EUR	100	113,838
Grifols SA 1.63%, 02/15/25 (Call 02/15/22)(c)	EUR	100	114,186
2.25%, 11/15/27 (Call 11/15/22)(c)	EUR	100	114,572
3.20%, 05/01/25 (Call 11/30/20)(c)	EUR	100	115,839

Security		Par (000)	Value

Spain (continued)
Grupo Isolux Corsan SA
Series B, 6.00%, 12/30/21 (Call 11/30/20)(f)	EUR	28	$16
Series C, 1.00%, 12/30/21 (Call 11/30/20)(f)	EUR	0	0	(g)
Grupo-Antolin Irausa SA, 3.25%, 04/30/24 (Call 11/09/20)(c)	EUR	100	102,500
Ibercaja Banco SA, 2.75%, 07/23/30 (Call 07/23/25)(c)(e)	EUR	100	105,680
NH Hotel Group SA, 3.75%, 10/01/23 (Call 11/09/20)(c)	EUR	90	96,735
Obrascon Huarte Lain SA, 4.75%, 03/15/22 (Call 11/30/20)(c)	EUR	100	57,078
Repsol International Finance BV, 4.50%, 03/25/75 (Call 03/25/25)(c)(e)	EUR	100	120,371

			2,670,169

Sweden — 0.9%
Akelius Residential Property AB, 3.88%, 10/05/78 (Call 07/08/23)(c)(e)	EUR	100	119,413
Dometic Group AB, 3.00%, 05/08/26 (Call 04/08/26)(c)	EUR	125	144,343
Fastighets AB Balder, 3.00%, 03/07/78 (Call 03/07/23)(c)(e)	EUR	100	114,383
Intrum AB 2.75%, 07/15/22 (Call 11/30/20)(c)	EUR	10	11,566
3.13%, 07/15/24 (Call 11/30/20)(c)	EUR	100	109,517
3.50%, 07/15/26 (Call 07/15/22)(c)	EUR	200	207,306
4.88%, 08/15/25 (Call 08/15/22)(c)	EUR	100	113,273
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	USD	225	232,493
Verisure Holding AB, 3.88%, 07/15/26 (Call 07/15/22)(c)	EUR	100	115,869
Verisure Midholding AB, 5.75%, 12/01/23 (Call 11/09/20)(c)	EUR	200	230,791
Volvo Car AB, 2.13%, 04/02/24 (Call 01/02/24)(c)	EUR	100	117,333

			1,516,287

Switzerland — 0.2%
Dufry One BV 2.00%, 02/15/27 (Call 02/15/23)(c)	EUR	100	101,503
2.50%, 10/15/24 (Call 11/30/20)(c)	EUR	100	104,909
Walnut Bidco PLC, 6.75%, 08/01/24 (Call 08/01/21)(c)	EUR	100	112,631

			319,043

United Kingdom — 4.3%
Algeco Global Finance PLC, 6.50%, 02/15/23 (Call 11/30/20)(c)	EUR	100	112,757
Arqiva Broadcast Finance PLC, 6.75%, 09/30/23 (Call 11/30/20)(c)	GBP	100	132,579
Avon International Capital PLC, 6.50%, 08/15/22 (Call 11/02/20)(a)	USD	50	50,908
B&M European Value Retail SA, 3.63%, 07/15/25 (Call 07/15/22)(c)	GBP	100	130,504
British Telecommunications PLC, 1.87%, 08/18/80 (Call 05/18/25)(c)(e)	EUR	100	109,334
Cabot Financial Luxembourg SA, 7.50%, 10/01/23 (Call 11/09/20)(c)	GBP	100	130,581
Connect Finco Sarl/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 10/01/22)(a)	USD	200	201,750
eG Global Finance PLC 4.38%, 02/07/25 (Call 05/15/21)(c)	EUR	100	106,270
6.25%, 10/30/25 (Call 10/30/21)(c)	EUR	100	110,634
6.75%, 02/07/25 (Call 05/15/21)(a)	USD	200	196,000
FCE Bank PLC, 1.13%, 02/10/22(c)	EUR	100	114,432
Fiat Chrysler Automobiles NV 3.38%, 07/07/23 (Call 04/07/23)(c)	EUR	125	152,451
3.75%, 03/29/24(c)	EUR	200	249,585
3.88%, 01/05/26 (Call 10/05/25)(c)	EUR	150	191,016
4.50%, 07/07/28 (Call 04/07/28)(c)	EUR	100	135,092
5.25%, 04/15/23	USD	200	211,958

48	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
GKN Holdings Ltd., 5.38%, 09/19/22(c)	GBP	100	$133,761
Heathrow Finance PLC, 3.88%, 03/01/27(c)	GBP	100	116,068
Iceland Bondco PLC, 4.63%, 03/15/25 (Call 03/15/21)(c)	GBP	100	122,507
INEOS Styrolution Group GmbH, 2.25%, 01/16/27 (Call 01/15/23)(c)	EUR	100	108,608
International Consolidated Airlines Group SA, 1.50%, 07/04/27 (Call 04/04/27)(c)	EUR	100	85,616
Jaguar Land Rover Automotive PLC 2.20%, 01/15/24(c)	EUR	100	98,083
3.88%, 03/01/23(c)	GBP	100	119,174
4.50%, 01/15/26(c)	EUR	100	97,194
5.63%, 02/01/23 (Call 11/30/20)(a)	USD	150	145,273
5.88%, 11/15/24 (Call 08/15/24)(c)	EUR	100	106,989
Jerrold Finco PLC, 4.88%, 01/15/26 (Call 01/15/22)(c)	GBP	100	118,471
Marks & Spencer PLC, 6.00%, 06/12/25(c)	GBP	100	139,874
Metro Bank PLC, 5.50%, 06/26/28 (Call 06/26/23)(c)(e)	GBP	100	46,979
Motion Finco Sarl, 7.00%, 05/15/25 (Call 05/15/22)(c)	EUR	100	113,454
Pinewood Finance Co. Ltd., 3.25%, 09/30/25 (Call 09/30/21)(c)	GBP	100	127,928
Playtech PLC, 4.25%, 03/07/26 (Call 03/07/22)(c)	EUR	100	114,551
Rolls-Royce PLC 0.88%, 05/09/24 (Call 02/09/24)(c)	EUR	100	105,045
3.38%, 06/18/26	GBP	100	119,441
4.63%, 02/16/26 (Call 11/16/25)(c)	EUR	100	116,440
Stonegate Pub Co. Financing 2019 PLC, 8.25%, 07/31/25 (Call 07/31/22)(c)	GBP	100	120,340
Synthomer PLC, 3.88%, 07/01/25 (Call 07/01/22)(c)	EUR	100	118,551
Thames Water Utilities Finance PLC, 5.75%, 09/13/30 (Call 09/13/22)(e)	GBP	125	170,475
Very Group Funding Plc/The, 7.75%, 11/15/22 (Call 11/30/20)(c)	GBP	100	125,980
Victoria PLC, 5.25%, 07/15/24 (Call 07/15/21)(c)	EUR	100	118,519
Virgin Media Finance PLC 3.75%, 07/15/30 (Call 07/15/25)(c)	EUR	100	110,674
5.00%, 07/15/30 (Call 07/15/25)(a)	USD	200	199,000
Virgin Media Secured Finance PLC 4.25%, 01/15/30 (Call 10/15/24)(c)	GBP	150	189,338
5.00%, 04/15/27 (Call 04/15/22)(c)	GBP	100	133,783
5.50%, 05/15/29 (Call 05/15/24)(a)	USD	200	213,429
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28 (Call 07/15/23)(c)	GBP	100	128,730
Viridian Group FinanceCo PLC/Viridian Power and Energy, 4.00%, 09/15/25 (Call 11/30/20)(c)	EUR	100	115,028
Vmed O2 UK Financing I PLC 3.25%, 01/31/31 (Call 01/31/26)(c)	EUR	150	170,844
4.00%, 01/31/29 (Call 01/31/24)(c)	GBP	100	126,329
Vodafone Group PLC 3.10%, 01/03/79 (Call 10/03/23)(c)(e)	EUR	200	235,722
4.20%, 10/03/78 (Call 07/03/28)(c)(e)	EUR	100	126,910
4.88%, 10/03/78	GBP	100	137,289
7.00%, 04/04/79 (Call 01/04/29)(e)	USD	275	325,449
Series NC10, 3.00%, Series NC10, 08/27/80 (Call 05/27/30)(c)(e)	EUR	100	113,818
Series NC6, 2.63%, Series NC6, 08/27/80 (Call 05/27/26)(c)(e)	EUR	100	114,856

			7,566,371

United States — 65.8%
Acadia Healthcare Co. Inc. 5.00%, 04/15/29 (Call 10/15/23)(a)	USD	20	20,656
5.50%, 07/01/28 (Call 07/01/23)(a)	USD	30	31,294
5.63%, 02/15/23 (Call 11/30/20)	USD	80	80,417

Security		Par (000)	Value

United States (continued)
Acrisure LLC/Acrisure Finance Inc. 7.00%, 11/15/25 (Call 11/30/20)(a)	USD	115	$115,086
8.13%, 02/15/24 (Call 02/15/21)(a)	USD	120	125,269
10.13%, 08/01/26 (Call 08/01/22)(a)	USD	30	33,225
Adient Global Holdings Ltd., 3.50%, 08/15/24 (Call 05/15/24)(c)	EUR	100	108,321
Adient U.S. LLC 7.00%, 05/15/26 (Call 05/15/22)(a)	USD	200	213,292
9.00%, 04/15/25 (Call 04/15/22)(a)	USD	60	66,057
ADT Security Corp. (The) 3.50%, 07/15/22	USD	125	127,106
4.13%, 06/15/23	USD	90	93,622
AECOM 5.13%, 03/15/27 (Call 12/15/26)	USD	125	137,062
5.88%, 10/15/24 (Call 07/15/24)	USD	100	109,850
AES Corp. (The) 5.13%, 09/01/27 (Call 09/01/22)	USD	70	75,068
5.50%, 04/15/25 (Call 11/30/20)	USD	70	71,905
6.00%, 05/15/26 (Call 05/15/21)	USD	65	68,108
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 3.25%, 03/15/26 (Call 09/15/22)(a)	USD	55	54,021
3.50%, 02/15/23 (Call 12/15/22)(a)	USD	60	61,014
3.50%, 03/15/29 (Call 09/15/23)(a)	USD	70	67,837
4.63%, 01/15/27 (Call 01/15/23)(a)	USD	170	175,474
4.88%, 02/15/30 (Call 02/15/25)(a)	USD	100	106,210
5.75%, 03/15/25 (Call 11/30/20)	USD	120	123,900
5.88%, 02/15/28 (Call 08/15/22)(a)	USD	125	133,185
7.50%, 03/15/26 (Call 03/15/22)(a)	USD	75	82,752
Alcoa Nederland Holding BV 6.13%, 05/15/28 (Call 05/15/23)(a)	USD	200	213,856
7.00%, 09/30/26 (Call 09/30/21)(a)	USD	200	210,500
Allegheny Technologies Inc., 7.88%, 08/15/23 (Call 05/15/23)	USD	65	65,440
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 4.25%, 10/15/27 (Call 10/15/23)(a)	USD	70	69,742
6.75%, 10/15/27 (Call 10/15/22)(a)	USD	89	93,450
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.63%, 07/15/26 (Call 07/15/22)(a)	USD	170	177,975
9.75%, 07/15/27 (Call 07/15/22)(a)	USD	140	150,046
Allison Transmission Inc. 4.75%, 10/01/27 (Call 10/01/22)(a)	USD	50	51,592
5.00%, 10/01/24 (Call 11/10/20)(a)	USD	75	75,718
5.88%, 06/01/29 (Call 06/01/24)(a)	USD	70	76,454
Ally Financial Inc., 5.75%, 11/20/25 (Call 10/21/25)	USD	130	147,753
AMC Entertainment Holdings Inc. 10.50%, 04/15/25 (Call 04/15/22)(a)	USD	50	27,000
10.50%, 04/24/26 (Call 06/15/22)(a)	USD	92	46,920
AMC Networks Inc. 4.75%, 12/15/22 (Call 11/30/20)	USD	33	32,933
4.75%, 08/01/25 (Call 08/01/21)	USD	100	100,007
5.00%, 04/01/24 (Call 11/30/20)	USD	125	125,664
American Airlines Group Inc. 3.75%, 03/01/25(a)(b)	USD	65	30,810
5.00%, 06/01/22(a)	USD	95	61,988
American Airlines Inc., 11.75%, 07/15/25(a)	USD	300	291,915
American Axle & Manufacturing Inc. 6.25%, 04/01/25 (Call 11/30/20)(b)	USD	90	90,815
6.25%, 03/15/26 (Call 03/15/21)	USD	50	50,130

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2020	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
6.50%, 04/01/27 (Call 04/01/22)	USD	60	$60,280
6.88%, 07/01/28 (Call 07/01/23)	USD	50	50,938
American Builders & Contractors Supply Co. Inc., 4.00%, 01/15/28 (Call 01/15/23)(a)	USD	100	101,446
AmeriGas Partners LP/AmeriGas Finance Corp. 5.50%, 05/20/25 (Call 02/20/25)	USD	90	96,075
5.63%, 05/20/24 (Call 03/20/24)	USD	85	90,631
5.75%, 05/20/27 (Call 02/20/27)	USD	75	82,519
5.88%, 08/20/26 (Call 05/20/26)	USD	75	82,125
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.38%, 09/15/24 (Call 11/16/20)	USD	80	74,816
5.75%, 03/01/27 (Call 03/01/22)(a)	USD	85	76,500
5.75%, 01/15/28 (Call 01/15/23)(a)	USD	80	71,091
Antero Resources Corp. 5.00%, 03/01/25 (Call 11/30/20)(b)	USD	75	55,669
5.13%, 12/01/22 (Call 11/30/20)	USD	65	60,288
5.38%, 11/01/21 (Call 11/30/20)	USD	170	170,340
5.63%, 06/01/23 (Call 11/30/20)(b)	USD	95	80,107
Apache Corp. 4.25%, 01/15/30 (Call 10/15/29)	USD	75	66,422
4.38%, 10/15/28 (Call 07/15/28)	USD	100	91,625
4.63%, 11/15/25 (Call 08/15/25)	USD	15	14,213
4.88%, 11/15/27 (Call 05/15/27)	USD	95	89,676
APX Group Inc. 6.75%, 02/15/27 (Call 02/15/23)(a)	USD	80	83,376
7.88%, 12/01/22 (Call 11/30/20)	USD	94	93,857
Aramark Services Inc. 4.75%, 06/01/26 (Call 06/01/21)	USD	50	49,688
5.00%, 04/01/25 (Call 11/30/20)(a)(b)	USD	75	76,130
5.00%, 02/01/28 (Call 02/01/23)(a)(b)	USD	145	146,466
6.38%, 05/01/25 (Call 05/01/22)(a)(b)	USD	195	204,653
Archrock Partners LP/Archrock Partners Finance Corp. 6.25%, 04/01/28 (Call 04/01/23)(a)	USD	40	38,600
6.88%, 04/01/27 (Call 04/01/22)(a)	USD	65	63,863
Arconic Corp. 6.00%, 05/15/25 (Call 05/15/22)(a)	USD	70	74,113
6.13%, 02/15/28 (Call 02/15/23)(a)	USD	75	79,163
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. 2.13%, 08/15/26 (Call 08/15/22)(c)	EUR	225	256,515
5.25%, 08/15/27 (Call 08/15/22)(a)	USD	400	410,624
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 7.00%, 11/01/26 (Call 11/01/21)(a)	USD	75	66,563
9.00%, 11/01/27 (Call 11/01/26)(a)	USD	45	43,650
Avantor Funding Inc., 4.63%, 07/15/28 (Call 07/15/23)(a)(b)	USD	180	186,516
Avantor Inc. 4.75%, 10/01/24 (Call 11/30/20)(c)	EUR	100	120,439
6.00%, 10/01/24 (Call 11/06/20)(a)	USD	190	198,531
Avaya Inc., 6.13%, 09/15/28 (Call 09/15/23)(a)	USD	100	103,000
Avient Corp., 5.75%, 05/15/25 (Call 05/15/22)(a)	USD	95	100,344
Avis Budget Car Rental LLC/Avis Budget Finance Inc. 5.75%, 07/15/27 (Call 07/15/22)(a)	USD	55	51,459
10.50%, 05/15/25 (Call 05/15/22)(a)	USD	65	74,913
Avis Budget Finance PLC, 4.75%, 01/30/26 (Call 09/30/21)(c)	EUR	100	102,076
Avon International Operations Inc., 7.88%, 08/15/22 (Call 11/02/20)(a)	USD	65	66,212
Avon Products Inc., 7.00%, 03/15/23	USD	50	54,000

Security		Par (000)	Value

United States (continued)
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25 (Call 11/30/20)(c)	EUR	125	$146,659
B&G Foods Inc. 5.25%, 04/01/25 (Call 11/30/20)	USD	115	118,450
5.25%, 09/15/27 (Call 03/01/22)(b)	USD	70	71,968
Ball Corp. 1.50%, 03/15/27 (Call 12/15/26)	EUR	100	114,307
2.88%, 08/15/30 (Call 05/15/30)	USD	125	123,331
4.00%, 11/15/23	USD	125	131,939
4.38%, 12/15/23	EUR	200	254,411
4.88%, 03/15/26 (Call 12/15/25)	USD	95	105,970
5.00%, 03/15/22	USD	50	52,063
5.25%, 07/01/25	USD	125	141,456
Banff Merger Sub Inc., 9.75%, 09/01/26 (Call 09/01/21)(a)	USD	185	194,134
Bausch Health Americas Inc. 8.50%, 01/31/27 (Call 07/31/22)(a)	USD	220	240,350
9.25%, 04/01/26 (Call 04/01/22)(a)	USD	190	209,475
Bausch Health Companies Inc. 4.50%, 05/15/23 (Call 11/30/20)(c)	EUR	225	259,079
5.00%, 01/30/28 (Call 01/30/23)(a)	USD	180	177,908
5.25%, 01/30/30 (Call 01/30/25)(a)	USD	130	128,348
5.50%, 11/01/25 (Call 11/30/20)(a)(b)	USD	220	225,896
5.75%, 08/15/27 (Call 08/15/22)(a)	USD	65	69,713
6.13%, 04/15/25 (Call 11/30/20)(a)	USD	360	369,450
6.25%, 02/15/29 (Call 02/15/24)(a)	USD	160	164,997
7.00%, 03/15/24 (Call 11/30/20)(a)	USD	100	103,625
7.00%, 01/15/28 (Call 01/15/23)(a)	USD	95	100,506
7.25%, 05/30/29 (Call 05/30/24)(a)	USD	95	102,410
9.00%, 12/15/25 (Call 12/15/21)(a)	USD	140	152,494
Beacon Roofing Supply Inc., 4.88%, 11/01/25 (Call 11/30/20)(a)	USD	165	161,865
Belden Inc., 3.88%, 03/15/28 (Call 03/15/23)(c)	EUR	150	173,903
Berry Global Inc. 1.00%, 01/15/25 (Call 10/15/24)(c)	EUR	100	111,642
4.50%, 02/15/26 (Call 02/15/21)(a)(b)	USD	65	65,868
4.88%, 07/15/26 (Call 07/15/22)(a)(b)	USD	180	188,460
5.63%, 07/15/27 (Call 07/15/22)(a)(b)	USD	65	68,121
Black Knight InfoServ LLC, 3.63%, 09/01/28 (Call 09/01/23)(a)	USD	100	100,747
Blue Cube Spinco LLC, 10.00%, 10/15/25 (Call 11/30/20)	USD	65	68,592
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22 (Call 11/30/20)(a)	USD	105	102,375
Boxer Parent Co. Inc. 6.50%, 10/02/25 (Call 06/01/22)(c)	EUR	100	121,035
7.13%, 10/02/25 (Call 06/01/22)(a)	USD	65	69,577
Boyd Gaming Corp. 4.75%, 12/01/27 (Call 12/01/22)	USD	125	121,445
6.00%, 08/15/26 (Call 08/15/21)	USD	90	92,839
6.38%, 04/01/26 (Call 04/01/21)	USD	95	98,570
8.63%, 06/01/25 (Call 06/01/22)(a)	USD	60	65,682
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 11/30/20)(a)(b)	USD	125	116,875
Brink’s Co. (The), 5.50%, 07/15/25 (Call 07/15/22)(a)	USD	215	223,062
Buckeye Partners LP 3.95%, 12/01/26 (Call 09/01/26)	USD	75	69,750
4.13%, 03/01/25 (Call 02/01/25)(a)	USD	50	47,250
4.13%, 12/01/27 (Call 09/01/27)	USD	75	69,625
4.15%, 07/01/23 (Call 04/01/23)	USD	50	49,438
4.50%, 03/01/28 (Call 12/01/27)(a)	USD	50	47,500
6.38%, 01/22/78 (Call 01/22/23)(e)	USD	50	32,300

50	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Builders FirstSource Inc. 5.00%, 03/01/30 (Call 03/01/25)(a)	USD	75	$78,938
6.75%, 06/01/27 (Call 06/01/22)(a)	USD	50	53,625
Caesars Entertainment Inc. 6.25%, 07/01/25 (Call 07/01/22)(a)	USD	455	466,943
8.13%, 07/01/27 (Call 07/01/23)(a)(b)	USD	160	166,811
Caesars Resort Collection LLC / CRC Finco Inc., 5.75%, 07/01/25 (Call 07/01/22)(a)	USD	110	112,957
Caesars Resort Collection LLC/CRC Finco Inc., 5.25%, 10/15/25 (Call 11/10/20)(a)	USD	240	227,748
Callon Petroleum Co. 6.13%, 10/01/24 (Call 11/30/20)	USD	75	25,250
6.25%, 04/15/23 (Call 11/30/20)	USD	35	13,291
6.38%, 07/01/26 (Call 07/01/21)	USD	50	11,607
Calpine Corp. 4.50%, 02/15/28 (Call 02/15/23)(a)	USD	155	157,274
4.63%, 02/01/29 (Call 02/01/24)(a)	USD	65	65,605
5.00%, 02/01/31 (Call 02/01/26)(a)	USD	65	66,487
5.13%, 03/15/28 (Call 03/15/23)(a)	USD	150	154,727
5.25%, 06/01/26 (Call 06/01/21)(a)	USD	175	180,008
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25 (Call 10/15/21)(a)(b)	USD	70	67,827
Carnival Corp. 9.88%, 08/01/27 (Call 02/01/24)(a)	USD	75	77,953
10.50%, 02/01/26 (Call 08/01/23)(a)(b)	USD	80	86,563
Carnival PLC, 1.00%, 10/28/29 (Call 07/28/29)	EUR	100	65,086
Carvana Co. 5.63%, 10/01/25 (Call 10/01/22)(a)	USD	55	54,244
5.88%, 10/01/28 (Call 10/01/23)(a)	USD	65	63,965
Catalent Pharma Solutions Inc., 2.38%, 03/01/28 (Call 03/01/23)(c)	EUR	100	111,092
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 03/01/23 (Call 11/16/20)(a)	USD	65	65,650
4.25%, 02/01/31 (Call 07/01/25)(a)	USD	350	358,861
4.50%, 08/15/30 (Call 02/15/25)(a)	USD	360	374,040
4.50%, 05/01/32 (Call 05/01/26)(a)	USD	310	320,462
4.75%, 03/01/30 (Call 09/01/24)(a)	USD	335	352,287
5.00%, 02/01/28 (Call 08/01/22)(a)	USD	265	278,581
5.13%, 05/01/27 (Call 05/01/22)(a)	USD	405	425,250
5.38%, 05/01/25 (Call 11/06/20)(a)	USD	95	97,508
5.38%, 06/01/29 (Call 06/01/24)(a)	USD	190	204,618
5.50%, 05/01/26 (Call 05/01/21)(a)	USD	190	197,404
5.75%, 02/15/26 (Call 02/15/21)(a)	USD	265	275,046
5.88%, 05/01/27 (Call 05/01/21)(a)	USD	100	104,438
CDK Global Inc. 4.88%, 06/01/27 (Call 06/01/22)	USD	75	77,678
5.00%, 10/15/24 (Call 07/15/24)	USD	65	70,624
5.25%, 05/15/29 (Call 05/15/24)(a)	USD	65	69,624
5.88%, 06/15/26 (Call 06/15/21)	USD	65	67,633
CDW LLC/CDW Finance Corp. 3.25%, 02/15/29 (Call 02/15/23)	USD	40	39,852
4.13%, 05/01/25 (Call 05/01/22)	USD	75	77,884
4.25%, 04/01/28 (Call 10/01/22)	USD	75	77,589
5.50%, 12/01/24 (Call 06/01/24)	USD	70	77,179
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(b)	USD	70	63,306
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.38%, 04/15/27 (Call 04/15/22)	USD	85	78,944
5.50%, 05/01/25 (Call 05/01/22)(a)	USD	150	151,875
Centene Corp. 3.00%, 10/15/30 (Call 07/15/30)	USD	155	161,217

Security		Par (000)	Value

United States (continued)
3.38%, 02/15/30 (Call 02/15/25)(b)	USD	300	$311,165
4.25%, 12/15/27 (Call 12/15/22)	USD	315	330,826
4.63%, 12/15/29 (Call 12/15/24)(b)	USD	365	397,861
4.75%, 01/15/25 (Call 11/30/20)	USD	250	257,112
5.38%, 06/01/26 (Call 06/01/21)(a)	USD	300	315,663
5.38%, 08/15/26 (Call 08/15/21)(a)(b)	USD	95	99,790
CenturyLink Inc. 4.00%, 02/15/27 (Call 02/15/23)(a)	USD	130	133,087
5.13%, 12/15/26 (Call 12/15/22)(a)(b)	USD	155	158,112
5.63%, 04/01/25 (Call 01/01/25)(b)	USD	65	68,250
Series T, 5.80%, 03/15/22	USD	75	78,000
Series W, 6.75%, 12/01/23	USD	75	81,576
Series Y, 7.50%, 04/01/24 (Call 01/01/24)	USD	125	137,854
CF Industries Inc., 3.45%, 06/01/23	USD	95	97,256
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 11/10/20)(a)	USD	125	124,790
Charles River Laboratories International Inc. 4.25%, 05/01/28 (Call 05/01/23)(a)	USD	65	67,855
5.50%, 04/01/26 (Call 04/01/21)(a)	USD	65	67,925
Chemours Co. (The) 5.38%, 05/15/27 (Call 02/15/27)(b)	USD	65	63,456
6.63%, 05/15/23 (Call 11/30/20)	USD	115	114,443
7.00%, 05/15/25 (Call 11/30/20)(b)	USD	95	95,761
Cheniere Energy Inc., 4.63%, 10/15/28 (Call 10/15/23)(a)	USD	260	267,837
Cheniere Energy Partners LP 5.25%, 10/01/25 (Call 11/30/20)	USD	136	138,339
5.63%, 10/01/26 (Call 10/01/21)	USD	240	245,700
Series WI, 4.50%, 10/01/29 (Call 10/01/24)	USD	190	193,562
CHS/Community Health Systems Inc. 6.25%, 03/31/23 (Call 11/30/20)	USD	290	288,129
6.63%, 02/15/25 (Call 02/15/22)(a)	USD	205	200,644
6.88%, 04/01/28 (Call 04/01/23)(a)	USD	185	93,517
8.00%, 03/15/26 (Call 03/15/22)(a)	USD	285	286,510
8.00%, 12/15/27 (Call 12/15/22)(a)	USD	89	87,665
8.13%, 06/30/24 (Call 06/30/21)(a)	USD	170	131,563
8.63%, 01/15/24 (Call 01/15/21)(a)	USD	130	132,007
9.88%, 06/30/23 (Call 11/16/20)(a)(h)	USD	195	161,780
Churchill Downs Inc. 4.75%, 01/15/28 (Call 01/15/23)(a)	USD	50	50,521
5.50%, 04/01/27 (Call 04/01/22)(a)	USD	80	82,400
Cincinnati Bell Inc., 7.00%, 07/15/24 (Call 11/30/20)(a)	USD	80	82,614
Cinemark USA Inc. 4.88%, 06/01/23 (Call 11/30/20)	USD	95	79,291
5.13%, 12/15/22 (Call 11/30/20)	USD	50	43,063
CIT Group Inc. 3.93%, 06/19/24 (Call 06/19/23)(e)	USD	110	114,476
4.75%, 02/16/24 (Call 11/16/23)	USD	65	69,794
5.00%, 08/15/22	USD	95	100,581
5.00%, 08/01/23	USD	100	107,625
5.25%, 03/07/25 (Call 12/07/24)	USD	65	72,583
6.13%, 03/09/28	USD	50	60,890
Citgo Holding Inc., 9.25%, 08/01/24 (Call 08/01/21)(a)	USD	175	146,562
CITGO Petroleum Corp., 7.00%, 06/15/25 (Call 06/15/22)(a)	USD	100	92,760
Clarios Global LP, 6.75%, 05/15/25 (Call 05/15/22)(a)	USD	30	31,728
Clarios Global LP/Clarios US Finance Co. 4.38%, 05/15/26 (Call 05/15/22)(c)	EUR	100	116,578
6.25%, 05/15/26 (Call 05/15/22)(a)	USD	175	182,385
8.50%, 05/15/27 (Call 05/15/22)(a)	USD	245	255,823

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) October 31, 2020	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Clear Channel Worldwide Holdings Inc. 5.13%, 08/15/27 (Call 08/15/22)(a)	USD	130	$126,457
9.25%, 02/15/24 (Call 02/15/21)	USD	214	185,377
Clearway Energy Operating LLC 4.75%, 03/15/28 (Call 03/15/23)(a)	USD	85	89,356
5.75%, 10/15/25 (Call 10/15/21)	USD	75	78,525
Cleveland-Cliffs Inc. 4.88%, 01/15/24 (Call 01/15/21)(a)	USD	50	49,946
5.88%, 06/01/27 (Call 06/01/22)	USD	50	48,413
6.75%, 03/15/26 (Call 03/15/22)(a)	USD	95	99,869
9.88%, 10/17/25 (Call 10/17/22)(a)	USD	129	147,544
Colfax Corp. 3.25%, 05/15/25 (Call 11/30/20)(c)	EUR	100	115,466
6.00%, 02/15/24 (Call 02/15/21)(a)	USD	175	182,037
6.38%, 02/15/26 (Call 02/15/22)(a)	USD	50	52,875
CommScope Inc. 5.50%, 03/01/24 (Call 03/01/21)(a)	USD	155	158,552
6.00%, 03/01/26 (Call 03/01/22)(a)	USD	90	93,160
7.13%, 07/01/28 (Call 07/01/23)(a)	USD	265	265,178
8.25%, 03/01/27 (Call 03/01/22)(a)(b)	USD	125	129,687
CommScope Technologies LLC 5.00%, 03/15/27 (Call 03/15/22)(a)(b)	USD	90	84,095
6.00%, 06/15/25 (Call 11/10/20)(a)	USD	131	130,048
Comstock Resources Inc. 7.50%, 05/15/25 (Call 11/30/20)(a)	USD	80	79,413
9.75%, 08/15/26 (Call 08/15/21)	USD	100	105,437
9.75%, 08/15/26 (Call 08/15/21)	USD	70	73,806
Consolidated Communications Inc., 6.50%, 10/01/28 (Call 10/01/23)(a)(b)	USD	20	20,550
Constellium SE, 6.63%, 03/01/25 (Call 11/30/20)(a)	USD	250	254,111
Continental Resources Inc./OK 3.80%, 06/01/24 (Call 03/01/24)	USD	150	139,687
4.38%, 01/15/28 (Call 10/15/27)(b)	USD	125	112,205
4.50%, 04/15/23 (Call 01/15/23)	USD	175	166,775
Core & Main LP, 6.13%, 08/15/25 (Call 11/30/20)(a)	USD	95	96,722
Cornerstone Building Brands Inc. 6.13%, 01/15/29 (Call 09/15/23)(a)	USD	20	20,456
8.00%, 04/15/26 (Call 04/15/21)(a)	USD	75	77,839
Coty Inc., 4.75%, 04/15/26 (Call 04/15/21)(c)	EUR	100	89,394
Covanta Holding Corp. 5.00%, 09/01/30 (Call 09/01/25)(b)	USD	35	35,406
5.88%, 07/01/25 (Call 11/30/20)	USD	50	51,938
6.00%, 01/01/27 (Call 01/01/22)(b)	USD	50	52,094
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.63%, 05/01/27 (Call 05/01/22)(a)	USD	75	65,537
5.75%, 04/01/25 (Call 11/30/20)	USD	65	58,933
6.25%, 04/01/23 (Call 11/16/20)	USD	90	87,069
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23	USD	125	129,945
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)	USD	50	53,275
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 02/01/21)	USD	100	103,469
Crown European Holdings SA 0.75%, 02/15/23 (Call 01/15/23)(c)	EUR	100	113,265
2.25%, 02/01/23 (Call 11/01/22)(c)	EUR	100	117,193
2.88%, 02/01/26 (Call 08/01/25)(c)	EUR	100	121,412
4.00%, 07/15/22 (Call 04/15/22)(c)	EUR	100	120,221
CrownRock LP/CrownRock Finance Inc., 5.63%, 10/15/25 (Call 11/30/20)(a)	USD	150	147,375

Security		Par (000)	Value

United States (continued)
CSC Holdings LLC 4.13%, 12/01/30 (Call 12/01/25)(a)	USD	200	$202,499
4.63%, 12/01/30 (Call 12/01/25)(a)	USD	200	199,510
5.25%, 06/01/24	USD	250	266,566
5.38%, 02/01/28 (Call 02/01/23)(a)(b)	USD	200	212,500
5.50%, 05/15/26 (Call 05/15/21)(a)	USD	200	208,100
5.50%, 04/15/27 (Call 04/15/22)(a)	USD	200	210,750
5.75%, 01/15/30 (Call 01/15/25)(a)	USD	200	213,162
6.50%, 02/01/29 (Call 02/01/24)(a)	USD	300	332,856
6.75%, 11/15/21	USD	100	104,492
7.50%, 04/01/28 (Call 04/01/23)(a)	USD	200	218,819
CVR Energy Inc. 5.25%, 02/15/25 (Call 02/15/22)(a)	USD	75	54,563
5.75%, 02/15/28 (Call 02/15/23)(a)	USD	50	34,229
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 11/30/20)(a)	USD	50	51,625
Dana Inc. 5.38%, 11/15/27 (Call 11/15/22)	USD	15	15,509
5.50%, 12/15/24 (Call 11/30/20)(b)	USD	55	55,951
5.63%, 06/15/28 (Call 06/15/23)	USD	85	89,143
Darling Global Finance BV, 3.63%, 05/15/26 (Call 05/15/21)(c)	EUR	100	118,236
DaVita Inc. 3.75%, 02/15/31 (Call 02/15/26)(a)	USD	155	148,994
4.63%, 06/01/30 (Call 06/01/25)(a)	USD	225	229,151
DCP Midstream Operating LP 3.88%, 03/15/23 (Call 12/15/22)	USD	65	65,068
4.75%, 09/30/21 (Call 06/30/21)(a)	USD	65	65,228
5.13%, 05/15/29 (Call 02/15/29)	USD	100	99,400
5.38%, 07/15/25 (Call 04/15/25)	USD	105	110,250
5.63%, 07/15/27 (Call 04/15/27)	USD	25	26,000
5.85%, 05/21/43 (Call 05/21/23)(a)(e)	USD	65	47,860
Dell International LLC/EMC Corp., 7.13%, 06/15/24 (Call 11/16/20)(a)	USD	205	212,513
Delta Air Lines Inc. 2.90%, 10/28/24 (Call 09/28/24)	USD	100	87,180
3.75%, 10/28/29 (Call 07/28/29)	USD	100	82,666
3.80%, 04/19/23 (Call 03/19/23)	USD	100	95,457
4.38%, 04/19/28 (Call 01/19/28)	USD	25	21,563
7.38%, 01/15/26 (Call 12/15/25)	USD	175	181,125
Diamond Resorts International Inc. 7.75%, 09/01/23 (Call 11/30/20)(a)	USD	65	61,556
10.75%, 09/01/24 (Call 11/30/20)(a)	USD	75	68,063
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.38%, 08/15/26 (Call 08/15/22)(a)	USD	330	192,637
6.63%, 08/15/27 (Call 08/15/22)(a)(b)	USD	200	81,250
Diebold Nixdorf Inc. 8.50%, 04/15/24 (Call 11/30/20)(b)	USD	50	45,500
9.38%, 07/15/25 (Call 07/15/22)(a)	USD	95	100,700
DISH DBS Corp. 5.00%, 03/15/23	USD	190	190,990
5.88%, 07/15/22	USD	225	231,268
5.88%, 11/15/24	USD	300	302,062
7.38%, 07/01/28 (Call 07/01/23)	USD	80	80,400
7.75%, 07/01/26(b)	USD	250	265,625
Diversified Healthcare Trust 4.75%, 02/15/28 (Call 08/15/27)(b)	USD	65	57,688
9.75%, 06/15/25 (Call 06/15/22)	USD	135	148,669

52	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
DPL Inc. 4.13%, 07/01/25 (Call 04/01/25)(a)	USD	50	$52,214
4.35%, 04/15/29 (Call 01/15/29)(b)	USD	50	54,250
Edgewell Personal Care Co. 4.70%, 05/24/22	USD	65	66,857
5.50%, 06/01/28 (Call 06/01/23)(a)	USD	80	84,200
Elanco Animal Health Inc. 5.27%, 08/28/23 (Call 07/28/23)	USD	100	108,122
5.90%, 08/28/28 (Call 05/28/28)	USD	75	87,296
EMC Corp., 3.38%, 06/01/23 (Call 03/01/23)	USD	125	127,444
Encompass Health Corp, 4.63%, 04/01/31 (Call 04/01/26)	USD	15	15,431
Encompass Health Corp. 4.50%, 02/01/28 (Call 02/01/23)	USD	80	82,100
4.75%, 02/01/30 (Call 02/01/25)	USD	80	82,800
5.75%, 11/01/24 (Call 11/01/20)(b)	USD	87	87,000
Endeavor Energy Resources LP/EER Finance Inc. 5.50%, 01/30/26 (Call 01/30/21)(a)	USD	90	90,800
5.75%, 01/30/28 (Call 01/30/23)(a)	USD	125	129,740
6.63%, 07/15/25 (Call 07/15/22)(a)	USD	60	62,475
Endo Dac/Endo Finance LLC/Endo Finco Inc. 6.00%, 06/30/28 (Call 06/30/23)(a)	USD	91	69,115
9.50%, 07/31/27 (Call 07/31/23)(a)(b)	USD	122	130,871
Energizer Gamma Acquisition BV, 4.63%, 07/15/26 (Call 07/15/21)(c)	EUR	100	119,005
Energizer Holdings Inc. 4.38%, 03/31/29 (Call 09/30/23)(a)	USD	55	55,550
4.75%, 06/15/28 (Call 06/15/23)(a)	USD	75	77,192
7.75%, 01/15/27 (Call 01/15/22)(a)	USD	115	124,430
EnLink Midstream Partners LP 4.15%, 06/01/25 (Call 03/01/25)	USD	90	77,318
4.40%, 04/01/24 (Call 01/01/24)	USD	50	45,273
4.85%, 07/15/26 (Call 04/15/26)(b)	USD	65	55,556
EQM Midstream Partners LP 4.00%, 08/01/24 (Call 05/01/24)	USD	100	97,018
4.13%, 12/01/26 (Call 09/01/26)	USD	50	47,485
4.75%, 07/15/23 (Call 06/15/23)	USD	125	124,270
6.00%, 07/01/25 (Call 04/01/25)(a)	USD	85	86,700
6.50%, 07/01/27 (Call 01/01/27)(a)	USD	125	131,276
Series 10Y, 5.50%, 07/15/28 (Call 04/15/28)	USD	100	101,488
EQT Corp. 3.90%, 10/01/27 (Call 07/01/27)	USD	175	168,056
7.88%, 02/01/25 (Call 01/01/25)	USD	150	166,875
8.75%, 02/01/30 (Call 11/01/29)	USD	100	124,375
ESH Hospitality Inc. 4.63%, 10/01/27 (Call 10/01/22)(a)	USD	195	190,950
5.25%, 05/01/25 (Call 11/30/20)(a)	USD	140	140,024
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 11/30/20)(a)	USD	125	36,860
Ferrellgas LP/Ferrellgas Finance Corp. 6.75%, 01/15/22 (Call 11/30/20)	USD	60	55,000
6.75%, 06/15/23 (Call 11/16/20)	USD	60	53,950
10.00%, 04/15/25 (Call 04/15/22)(a)	USD	25	27,281
Fifth Third Bancorp., Series H, 5.10%, (Call 06/30/23)(d)(e)	USD	100	94,313
Flex Acquisition Co. Inc. 6.88%, 01/15/25 (Call 11/30/20)(a)(b)	USD	80	78,331
7.88%, 07/15/26 (Call 07/15/21)(a)(b)	USD	65	65,839
Fluor Corp. 1.75%, 03/21/23 (Call 12/21/22)	EUR	100	100,944
3.50%, 12/15/24 (Call 09/15/24)	USD	50	45,250
4.25%, 09/15/28 (Call 06/15/28)	USD	75	66,386

Security		Par (000)	Value

United States (continued)
Ford Credit Canada Co. 3.74%, 05/08/23	CAD	100	$73,782
4.46%, 11/13/24	CAD	50	37,031
Ford Motor Co. 4.35%, 12/08/26 (Call 09/08/26)(b)	USD	200	203,006
8.50%, 04/21/23	USD	345	380,794
9.00%, 04/22/25 (Call 03/22/25)	USD	630	742,797
9.63%, 04/22/30 (Call 01/22/30)	USD	125	167,120
Ford Motor Credit Co. LLC 1.36%, 02/07/25	EUR	100	107,174
1.51%, 02/17/23	EUR	200	224,245
1.74%, 07/19/24	EUR	100	109,646
2.33%, 11/25/25	EUR	100	110,372
2.39%, 02/17/26	EUR	100	110,049
3.25%, 09/15/25	EUR	100	114,555
3.35%, 11/01/22	USD	200	199,250
3.37%, 11/17/23	USD	200	197,793
3.81%, 01/09/24 (Call 11/09/23)	USD	200	199,762
4.06%, 11/01/24 (Call 10/01/24)	USD	200	200,560
4.27%, 01/09/27 (Call 11/09/26)	USD	200	198,981
4.38%, 08/06/23(b)	USD	400	408,040
4.39%, 01/08/26	USD	200	200,984
4.54%, 03/06/25	GBP	100	129,288
5.11%, 05/03/29 (Call 02/03/29)	USD	200	207,750
5.13%, 06/16/25 (Call 05/16/25)	USD	415	432,032
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/25 (Call 10/01/21)(a)	USD	55	53,845
6.75%, 03/15/22 (Call 11/30/20)(a)	USD	165	163,421
9.75%, 08/01/27 (Call 08/01/23)(a)	USD	40	42,550
Freedom Mortgage Corp. 7.63%, 05/01/26 (Call 05/01/23)(a)	USD	45	44,860
8.13%, 11/15/24 (Call 11/30/20)(a)	USD	80	80,641
8.25%, 04/15/25 (Call 04/15/21)(a)	USD	90	91,179
Freeport-McMoRan Inc. 3.55%, 03/01/22 (Call 12/01/21)	USD	40	40,517
3.88%, 03/15/23 (Call 12/15/22)	USD	115	118,737
4.13%, 03/01/28 (Call 03/01/23)	USD	75	76,688
4.25%, 03/01/30 (Call 03/01/25)	USD	75	78,375
4.38%, 08/01/28 (Call 08/01/23)	USD	20	20,875
4.55%, 11/14/24 (Call 08/14/24)	USD	105	112,794
4.63%, 08/01/30 (Call 08/01/25)	USD	115	123,481
5.00%, 09/01/27 (Call 09/01/22)	USD	80	83,416
5.25%, 09/01/29 (Call 09/01/24)	USD	85	91,834
Frontier Communications Corp. 5.88%, 10/15/27 (Call 10/15/23)(a)	USD	10	10,232
8.50%, 04/01/26 (Call 04/01/21)(a)	USD	200	201,250
FXI Holdings Inc. 7.88%, 11/01/24 (Call 11/30/20)(a)	USD	64	59,878
12.25%, 11/15/26 (Call 11/15/22)(a)	USD	99	103,455
Gap Inc. (The) 8.38%, 05/15/23(a)	USD	35	39,116
8.63%, 05/15/25 (Call 05/15/22)(a)	USD	90	99,018
8.88%, 05/15/27 (Call 05/15/23)(a)	USD	125	143,087
Gartner Inc. 3.75%, 10/01/30 (Call 10/01/25)(a)	USD	80	81,808
4.50%, 07/01/28 (Call 07/01/23)(a)	USD	175	182,801
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/26 (Call 02/15/21)	USD	50	40,219
6.50%, 10/01/25 (Call 11/30/20)	USD	70	58,316
7.75%, 02/01/28 (Call 02/01/23)	USD	95	78,850

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2020	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Genworth Mortgage Holdings Inc., 6.50%, 08/15/25 (Call 02/15/25)(a)	USD	80	$83,400
Golden Nugget Inc. 6.75%, 10/15/24 (Call 11/30/20)(a)	USD	165	139,923
8.75%, 10/01/25 (Call 11/30/20)(a)(b)	USD	85	69,647
Goodyear Tire & Rubber Co. (The) 4.88%, 03/15/27 (Call 12/15/26)	USD	90	87,525
5.00%, 05/31/26 (Call 05/31/21)	USD	115	113,528
5.13%, 11/15/23 (Call 11/30/20)	USD	75	74,506
9.50%, 05/31/25 (Call 05/31/22)	USD	105	115,292
Graphic Packaging International LLC, 3.50%, 03/15/28(a)	USD	100	99,906
Gray Television Inc. 4.75%, 10/15/30 (Call 10/15/25)(a)	USD	100	98,187
5.88%, 07/15/26 (Call 07/15/21)(a)	USD	115	119,533
7.00%, 05/15/27 (Call 05/15/22)(a)	USD	90	96,989
Griffon Corp., 5.75%, 03/01/28 (Call 03/01/23)	USD	130	136,337
Gulfport Energy Corp. 6.00%, 10/15/24 (Call 11/30/20)	USD	80	44,067
6.38%, 05/15/25 (Call 11/30/20)	USD	50	27,493
Hanesbrands Finance Luxembourg SCA, 3.50%, 06/15/24 (Call 03/15/24)(c)	EUR	100	120,137
Hanesbrands Inc. 4.63%, 05/15/24 (Call 02/15/24)(a)	USD	115	119,778
4.88%, 05/15/26 (Call 02/15/26)(a)(b)	USD	115	123,165
5.38%, 05/15/25 (Call 05/15/22)(a)	USD	30	31,538
HCA Inc. 3.50%, 09/01/30 (Call 03/01/30)	USD	315	321,694
5.38%, 02/01/25	USD	275	304,989
5.38%, 09/01/26 (Call 03/01/26)(b)	USD	125	140,469
5.63%, 09/01/28 (Call 03/01/28)	USD	215	250,475
5.88%, 05/01/23	USD	100	108,596
5.88%, 02/15/26 (Call 08/15/25)	USD	215	242,950
5.88%, 02/01/29 (Call 08/01/28)	USD	125	146,862
Herbalife Nutrition Ltd./HLF Financing Inc., 7.88%, 09/01/25 (Call 09/01/22)(a)	USD	155	164,346
Herc Holdings Inc., 5.50%, 07/15/27 (Call 07/15/22)(a)	USD	150	154,050
Hess Midstream Operations LP 5.13%, 06/15/28 (Call 06/15/23)(a)	USD	70	69,405
5.63%, 02/15/26 (Call 02/15/21)(a)	USD	100	100,000
Hilcorp Energy I LP/Hilcorp Finance Co. 5.00%, 12/01/24 (Call 11/30/20)(a)	USD	65	59,658
5.75%, 10/01/25 (Call 11/30/20)(a)	USD	65	59,881
6.25%, 11/01/28 (Call 11/01/23)(a)	USD	75	68,589
Hilton Domestic Operating Co. Inc. 4.25%, 09/01/24 (Call 11/16/20)	USD	125	124,625
4.88%, 01/15/30 (Call 01/15/25)	USD	180	185,625
5.13%, 05/01/26 (Call 05/01/21)	USD	165	168,027
5.38%, 05/01/25 (Call 05/01/22)(a)	USD	10	10,339
5.75%, 05/01/28 (Call 05/01/23)(a)	USD	65	68,255
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.63%, 04/01/25 (Call 11/16/20)	USD	100	100,926
4.88%, 04/01/27 (Call 04/01/22)	USD	75	75,749
Hologic Inc. 3.25%, 02/15/29 (Call 09/28/23)(a)	USD	75	75,473
4.63%, 02/01/28 (Call 02/01/23)(a)	USD	50	52,250
Howard Hughes Corp. (The) 5.38%, 03/15/25 (Call 11/30/20)(a)	USD	125	125,391
5.38%, 08/01/28 (Call 08/01/23)(a)	USD	90	90,900

Security		Par (000)	Value

United States (continued)
Howmet Aerospace Inc. 5.13%, 10/01/24 (Call 07/01/24)	USD	155	$163,106
6.88%, 05/01/25 (Call 04/01/25)	USD	180	200,250
HUB International Ltd., 7.00%, 05/01/26 (Call 05/01/21)(a)	USD	175	179,375
Hughes Satellite Systems Corp. 5.25%, 08/01/26	USD	95	102,115
6.63%, 08/01/26	USD	100	108,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.75%, 09/15/24 (Call 06/15/24)	USD	125	127,187
5.25%, 05/15/27 (Call 11/15/26)	USD	122	126,246
6.25%, 05/15/26 (Call 05/15/22)	USD	130	134,875
6.38%, 12/15/25 (Call 12/15/20)	USD	95	97,375
6.75%, 02/01/24 (Call 11/30/20)(b)	USD	65	66,482
iHeartCommunications Inc. 4.75%, 01/15/28 (Call 01/15/23)(a)(b)	USD	65	62,180
5.25%, 08/15/27 (Call 08/15/22)(a)	USD	95	93,975
6.38%, 05/01/26 (Call 05/01/22)(b)	USD	100	104,125
8.38%, 05/01/27 (Call 05/01/22)	USD	180	175,545
International Game Technology PLC 2.38%, 04/15/28 (Call 04/15/23)(c)	EUR	100	101,965
3.50%, 06/15/26 (Call 06/15/22)(c)	EUR	150	164,775
6.25%, 01/15/27 (Call 07/15/26)(a)	USD	100	106,250
6.50%, 02/15/25 (Call 08/15/24)(a)	USD	200	213,091
Intrado Corp., 8.50%, 10/15/25 (Call 11/30/20)(a)	USD	145	130,549
IQVIA Inc. 2.25%, 01/15/28 (Call 07/15/22)(c)	EUR	100	114,461
2.88%, 06/15/28 (Call 06/15/23)(c)	EUR	100	117,514
3.25%, 03/15/25 (Call 11/30/20)(c)	EUR	200	233,773
5.00%, 05/15/27 (Call 05/15/22)(a)	USD	200	209,614
IRB Holding Corp. 6.75%, 02/15/26 (Call 02/15/21)(a)	USD	50	50,205
7.00%, 06/15/25 (Call 06/15/22)(a)	USD	100	106,501
Iron Mountain Inc. 4.50%, 02/15/31 (Call 02/15/26)(a)	USD	60	59,601
4.88%, 09/15/27 (Call 09/15/22)(a)	USD	125	127,121
4.88%, 09/15/29 (Call 09/15/24)(a)	USD	125	125,671
5.00%, 07/15/28 (Call 07/15/23)(a)(b)	USD	80	81,381
5.25%, 03/15/28 (Call 12/27/22)(a)	USD	105	107,530
5.25%, 07/15/30 (Call 07/15/25)(a)	USD	165	169,125
5.63%, 07/15/32 (Call 07/15/26)(a)	USD	75	77,625
Iron Mountain UK PLC, 3.88%, 11/15/25 (Call 11/15/20)(c)	GBP	100	129,911
iStar Inc. 4.25%, 08/01/25 (Call 05/01/25)	USD	70	64,384
4.75%, 10/01/24 (Call 07/01/24)	USD	100	95,583
5.50%, 02/15/26 (Call 08/15/22)	USD	50	47,151
Jaguar Holding Co. II/PPD Development LP 4.63%, 06/15/25 (Call 06/15/22)(a)	USD	20	20,675
5.00%, 06/15/28 (Call 06/15/23)(a)	USD	100	103,981
Jeld-Wen Inc. 4.63%, 12/15/25 (Call 12/15/20)(a)	USD	50	50,567
4.88%, 12/15/27 (Call 12/15/22)(a)	USD	50	51,490
KB Home, 7.00%, 12/15/21 (Call 09/15/21)	USD	55	57,229
Kennedy-Wilson Inc., 5.88%, 04/01/24 (Call 11/30/20)	USD	150	146,550
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 4.75%, 06/01/27 (Call 06/01/22)(a)	USD	100	103,674
5.25%, 06/01/26 (Call 06/01/21)(a)	USD	80	82,700
Kraft Heinz Foods Co. 2.00%, 06/30/23 (Call 03/30/23)(c)	EUR	100	119,961
2.25%, 05/25/28 (Call 02/25/28)(c)	EUR	150	180,788

54	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
3.00%, 06/01/26 (Call 03/01/26)	USD	250	$254,752
3.75%, 04/01/30 (Call 01/01/30)(a)	USD	150	157,687
3.88%, 05/15/27 (Call 02/15/27)(a)	USD	155	163,672
3.95%, 07/15/25 (Call 04/15/25)	USD	175	189,168
4.13%, 07/01/27 (Call 04/01/27)(c)	GBP	100	141,506
4.25%, 03/01/31 (Call 12/01/30)(a)	USD	165	178,363
4.63%, 01/30/29 (Call 10/30/28)	USD	150	166,822
L Brands Inc. 5.25%, 02/01/28	USD	115	113,012
6.63%, 10/01/30 (Call 10/01/25)(a)	USD	110	115,500
6.88%, 07/01/25 (Call 07/01/22)(a)	USD	10	10,725
7.50%, 06/15/29 (Call 06/15/24)	USD	65	69,713
9.38%, 07/01/25(a)	USD	10	11,600
LABL Escrow Issuer LLC 6.75%, 07/15/26 (Call 07/15/22)(a)	USD	90	94,353
10.50%, 07/15/27 (Call 07/15/22)(a)(b)	USD	85	90,525
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25%, 02/01/27 (Call 02/01/23)(a)	USD	110	94,737
5.25%, 03/15/22 (Call 09/15/21)(a)	USD	65	63,136
5.25%, 10/01/25 (Call 11/16/20)(a)	USD	60	54,750
Lamar Media Corp. 3.75%, 02/15/28 (Call 02/15/23)	USD	75	74,672
4.00%, 02/15/30 (Call 02/15/25)	USD	60	60,600
4.88%, 01/15/29 (Call 01/15/24)	USD	115	119,600
5.75%, 02/01/26 (Call 02/01/21)	USD	80	82,776
Lamb Weston Holdings Inc. 4.63%, 11/01/24 (Call 11/01/21)(a)	USD	100	103,625
4.88%, 11/01/26 (Call 11/01/21)(a)	USD	100	103,750
4.88%, 05/15/28 (Call 11/15/27)(a)	USD	60	65,085
Laredo Petroleum Inc. 9.50%, 01/15/25 (Call 01/15/22)	USD	75	34,781
10.13%, 01/15/28 (Call 01/15/23)	USD	50	21,375
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (Call 10/15/22)(a)	USD	200	212,520
Legacy LifePoint Health LLC 4.38%, 02/15/27 (Call 02/15/22)(a)	USD	135	133,611
6.75%, 04/15/25 (Call 04/15/22)(a)	USD	35	37,100
Lennar Corp. 4.13%, 01/15/22 (Call 10/15/21)	USD	75	76,781
4.50%, 04/30/24 (Call 01/31/24)	USD	80	86,210
4.75%, 11/15/22 (Call 08/15/22)	USD	25	26,304
4.75%, 05/30/25 (Call 02/28/25)	USD	65	71,436
4.75%, 11/29/27 (Call 05/29/27)	USD	90	102,805
4.88%, 12/15/23 (Call 09/15/23)	USD	55	59,579
5.88%, 11/15/24 (Call 05/15/24)	USD	105	118,041
Level 3 Financing Inc. 3.63%, 01/15/29 (Call 01/15/24)(a)	USD	105	101,955
4.25%, 07/01/28 (Call 07/01/23)(a)	USD	125	125,967
4.63%, 09/15/27 (Call 09/15/22)(a)	USD	125	127,546
5.25%, 03/15/26 (Call 03/15/21)	USD	100	103,365
5.38%, 01/15/24 (Call 11/30/20)	USD	115	115,829
5.38%, 05/01/25 (Call 11/30/20)	USD	75	77,090
Levi Strauss & Co. 3.38%, 03/15/27 (Call 03/15/22)	EUR	100	118,415
5.00%, 05/01/25 (Call 11/30/20)	USD	45	46,097
Liberty Mutual Group Inc., 3.63%, 05/23/59 (Call 05/23/24)(c)(e)	EUR	100	114,648
Lions Gate Capital Holdings LLC 5.88%, 11/01/24 (Call 11/30/20)(a)	USD	60	56,625

Security		Par (000)	Value

United States (continued)
6.38%, 02/01/24 (Call 02/01/21)(a)	USD	65	$62,210
Lithia Motors Inc., 4.38%, 01/15/31 (Call 10/15/25)(a)	USD	15	15,510
Live Nation Entertainment Inc. 4.75%, 10/15/27 (Call 10/15/22)(a)	USD	175	161,219
6.50%, 05/15/27 (Call 05/15/23)(a)	USD	160	172,116
LKQ European Holdings BV, 4.13%, 04/01/28 (Call 04/01/23)(c)	EUR	100	124,528
LKQ Italia Bondco SpA, 3.88%, 04/01/24 (Call 01/01/24)(c)	EUR	100	123,300
LPL Holdings Inc. 4.63%, 11/15/27 (Call 11/15/22)(a)	USD	50	51,250
5.75%, 09/15/25 (Call 11/10/20)(a)	USD	115	119,065
Macy’s Inc., 8.38%, 06/15/25 (Call 06/15/22)(a)	USD	175	182,656
Macy’s Retail Holdings LLC, 3.63%, 06/01/24 (Call 03/01/24)(b)	USD	100	76,553
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.63%, 10/15/23 (Call 11/30/20)(a)(f)	USD	65	21,125
5.75%, 08/01/22 (Call 11/30/20)(a)(f)	USD	75	25,092
Marriott Ownership Resorts Inc., 6.13%, 09/15/25 (Call 05/15/22)(a)	USD	15	15,638
Marriott Ownership Resorts Inc./ILG LLC, 6.50%, 09/15/26 (Call 09/15/21)	USD	100	103,000
Matador Resources Co., 5.88%, 09/15/26 (Call 09/15/21)	USD	130	105,137
Match Group Holdings II LLC 4.13%, 08/01/30 (Call 05/01/25)(a)	USD	115	117,678
4.63%, 06/01/28 (Call 06/01/23)(a)	USD	10	10,354
5.00%, 12/15/27 (Call 12/15/22)(a)	USD	75	77,903
Mattel Inc. 5.88%, 12/15/27 (Call 12/15/22)(a)	USD	110	119,371
6.75%, 12/31/25 (Call 12/31/20)(a)	USD	190	199,500
Mauser Packaging Solutions Holding Co. 4.75%, 04/15/24 (Call 11/30/20)(c)	EUR	100	114,388
5.50%, 04/15/24 (Call 11/30/20)(a)	USD	185	184,910
7.25%, 04/15/25 (Call 11/30/20)(a)(b)	USD	170	163,466
MEDNAX Inc. 5.25%, 12/01/23 (Call 11/30/20)(a)	USD	100	101,020
6.25%, 01/15/27 (Call 01/15/22)(a)(b)	USD	125	129,025
Mercer International Inc., 7.38%, 01/15/25 (Call 01/15/21)	USD	75	76,313
Meredith Corp., 6.88%, 02/01/26 (Call 02/01/21)(b)	USD	160	132,400
Meritage Homes Corp., 6.00%, 06/01/25 (Call 03/01/25)	USD	50	56,310
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc. 4.50%, 09/01/26 (Call 06/01/26)	USD	65	66,352
4.63%, 06/15/25 (Call 03/15/25)(a)	USD	145	147,460
5.63%, 05/01/24 (Call 02/01/24)	USD	130	136,727
5.75%, 02/01/27 (Call 11/01/26)	USD	95	102,362
MGM Resorts International 4.63%, 09/01/26 (Call 06/01/26)	USD	62	61,012
4.75%, 10/15/28 (Call 07/15/28)	USD	90	87,975
5.50%, 04/15/27 (Call 01/15/27)	USD	111	112,240
5.75%, 06/15/25 (Call 03/15/25)	USD	165	171,757
6.00%, 03/15/23	USD	155	160,592
6.75%, 05/01/25 (Call 05/01/22)	USD	50	52,595
7.75%, 03/15/22	USD	125	131,447
Microchip Technology Inc., 4.25%, 09/01/25 (Call 09/01/22)(a)	USD	155	160,231
Molina Healthcare Inc. 4.38%, 06/15/28 (Call 06/15/23)(a)	USD	80	82,000
5.38%, 11/15/22 (Call 08/15/22)	USD	90	93,735

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) October 31, 2020	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Moss Creek Resources Holdings Inc., 10.50%, 05/15/27 (Call 05/15/22)(a)	USD	65	$33,479
MPH Acquisition Holdings LLC, 5.75%, 11/01/28 (Call 11/01/23)(a)	USD	130	127,725
MPT Operating Partnership LP/MPT Finance Corp. 3.69%, 06/05/28 (Call 04/06/28)	GBP	100	130,750
4.00%, 08/19/22 (Call 05/19/22)	EUR	100	120,903
4.63%, 08/01/29 (Call 08/01/24)(b)	USD	90	94,762
5.00%, 10/15/27 (Call 10/15/22)	USD	175	182,709
5.25%, 08/01/26 (Call 08/01/21)	USD	65	67,002
6.38%, 03/01/24 (Call 11/30/20)	USD	65	66,401
MSCI Inc. 3.63%, 09/01/30 (Call 03/01/25)(a)	USD	40	41,070
3.88%, 02/15/31 (Call 06/01/25)(a)	USD	150	156,750
4.00%, 11/15/29 (Call 11/15/24)(a)	USD	100	104,285
4.75%, 08/01/26 (Call 08/01/21)(a)	USD	65	67,301
5.38%, 05/15/27 (Call 05/15/22)(a)	USD	65	69,296
Murphy Oil Corp. 5.75%, 08/15/25 (Call 11/30/20)	USD	75	61,604
5.88%, 12/01/27 (Call 12/01/22)	USD	55	43,451
6.88%, 08/15/24 (Call 11/30/20)	USD	50	44,085
Nabors Industries Inc., 5.75%, 02/01/25 (Call 11/01/24)	USD	100	27,500
Nabors Industries Ltd. 7.25%, 01/15/26 (Call 07/15/22)(a)	USD	50	19,650
7.50%, 01/15/28 (Call 01/15/23)(a)	USD	50	20,000
Nationstar Mortgage Holdings Inc. 5.50%, 08/15/28 (Call 08/15/23)(a)	USD	75	74,641
6.00%, 01/15/27 (Call 01/15/23)(a)	USD	110	110,000
9.13%, 07/15/26 (Call 07/15/21)(a)	USD	120	128,206
Navient Corp. 5.00%, 03/15/27 (Call 09/15/26)	USD	65	60,635
5.50%, 01/25/23	USD	150	149,344
5.88%, 10/25/24	USD	65	64,449
6.13%, 03/25/24	USD	105	106,126
6.50%, 06/15/22	USD	100	102,615
6.75%, 06/25/25	USD	65	65,802
6.75%, 06/15/26	USD	65	65,343
7.25%, 01/25/22	USD	45	46,381
7.25%, 09/25/23	USD	65	68,331
Navistar International Corp. 6.63%, 11/01/25 (Call 11/10/20)(a)(b)	USD	140	144,753
9.50%, 05/01/25 (Call 05/01/22)(a)	USD	80	88,650
NCL Corp. Ltd. 10.25%, 02/01/26 (Call 08/01/23)(a)	USD	85	87,077
12.25%, 05/15/24 (Call 02/15/24)(a)(b)	USD	115	126,911
NCR Corp. 5.00%, 10/01/28 (Call 10/01/23)(a)	USD	95	94,129
5.25%, 10/01/30 (Call 10/01/25)(a)	USD	20	19,882
5.75%, 09/01/27 (Call 09/01/22)(a)	USD	65	66,788
6.13%, 09/01/29 (Call 09/01/24)(a)(b)	USD	65	68,331
8.13%, 04/15/25 (Call 04/15/22)(a)	USD	25	27,226
Netflix Inc. 3.00%, 06/15/25 (Call 03/15/25)(c)	EUR	100	120,874
3.63%, 06/15/25 (Call 03/15/25)(a)	USD	25	26,181
3.63%, 05/15/27	EUR	100	125,691
3.63%, 06/15/30 (Call 03/15/30)(c)	EUR	200	253,748
3.88%, 11/15/29(c)	EUR	100	128,992
4.38%, 11/15/26(b)	USD	125	135,920
4.63%, 05/15/29	EUR	100	135,169
4.88%, 04/15/28	USD	175	196,822

Security		Par (000)	Value

United States (continued)
4.88%, 06/15/30 (Call 03/15/30)(a)	USD	125	$142,969
5.38%, 11/15/29(a)	USD	90	105,345
5.50%, 02/15/22	USD	75	78,802
5.75%, 03/01/24(b)	USD	50	55,375
5.88%, 02/15/25	USD	100	112,726
5.88%, 11/15/28	USD	190	227,350
6.38%, 05/15/29	USD	100	123,000
New Fortress Energy Inc., 6.75%, 09/15/25 (Call 09/15/22)(a)	USD	100	102,729
Newell Brands Inc. 4.35%, 04/01/23 (Call 02/01/23)	USD	100	104,497
4.70%, 04/01/26 (Call 01/01/26)	USD	250	266,250
4.88%, 06/01/25 (Call 05/01/25)	USD	90	97,200
Nexstar Broadcasting Inc. 4.75%, 11/01/28 (Call 11/01/23)(a)	USD	50	50,417
5.63%, 07/15/27 (Call 07/15/22)(a)	USD	250	260,625
NextEra Energy Operating Partners LP 3.88%, 10/15/26 (Call 07/15/26)(a)	USD	65	67,419
4.25%, 07/15/24 (Call 04/15/24)(a)	USD	45	46,952
4.25%, 09/15/24 (Call 07/15/24)(a)	USD	95	98,824
4.50%, 09/15/27 (Call 06/15/27)(a)(b)	USD	65	70,999
NFP Corp., 6.88%, 08/15/28 (Call 08/15/23)(a)	USD	180	175,086
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23 (Call 11/30/20)	USD	80	43,200
7.50%, 04/15/26 (Call 04/15/22)	USD	70	34,650
Nielsen Co Luxembourg Sarl (The), 5.00%, 02/01/25 (Call 11/30/20)(a)(b)	USD	65	66,768
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 04/15/22 (Call 11/30/20)(a)	USD	86	86,107
5.63%, 10/01/28 (Call 10/01/23)(a)	USD	120	124,050
5.88%, 10/01/30 (Call 10/01/25)(a)	USD	70	73,409
NortonLifeLock Inc. 3.95%, 06/15/22 (Call 03/15/22)	USD	50	50,995
5.00%, 04/15/25 (Call 11/10/20)(a)	USD	140	142,584
Novelis Corp. 4.75%, 01/30/30 (Call 01/30/25)(a)	USD	220	223,380
5.88%, 09/30/26 (Call 09/30/21)(a)	USD	190	196,057
NRG Energy Inc. 5.25%, 06/15/29 (Call 06/15/24)(a)	USD	90	97,537
5.75%, 01/15/28 (Call 01/15/23)	USD	105	112,867
6.63%, 01/15/27 (Call 07/15/21)	USD	155	163,137
7.25%, 05/15/26 (Call 05/15/21)	USD	125	131,874
NuStar Logistics LP 5.63%, 04/28/27 (Call 01/28/27)	USD	65	63,355
5.75%, 10/01/25 (Call 07/01/25)	USD	85	85,349
6.00%, 06/01/26 (Call 03/01/26)	USD	90	89,212
6.38%, 10/01/30 (Call 04/01/30)	USD	30	30,162
Occidental Petroleum Corp. 2.70%, 02/15/23 (Call 11/15/22)	USD	25	22,375
2.90%, 08/15/24 (Call 07/15/24)	USD	275	229,020
3.20%, 08/15/26 (Call 06/15/26)	USD	150	116,062
3.40%, 04/15/26 (Call 01/15/26)	USD	150	117,327
3.50%, 06/15/25 (Call 03/15/25)	USD	100	80,470
3.50%, 08/15/29 (Call 05/15/29)	USD	200	144,292
5.55%, 03/15/26 (Call 12/15/25)	USD	200	174,400
5.88%, 09/01/25 (Call 06/01/25)(b)	USD	85	74,800
6.38%, 09/01/28 (Call 03/01/28)(b)	USD	90	78,236
6.63%, 09/01/30 (Call 03/01/30)	USD	140	122,927
7.50%, 05/01/31	USD	100	91,250
7.88%, 09/15/31	USD	50	45,865

56	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
8.00%, 07/15/25 (Call 04/15/25)(b)	USD	155	$151,125
8.50%, 07/15/27 (Call 01/15/27)	USD	190	181,962
8.88%, 07/15/30 (Call 01/15/30)	USD	100	98,000
OI European Group BV, 3.13%, 11/15/24 (Call 08/15/24)(c)	EUR	100	116,291
Olin Corp. 5.00%, 02/01/30 (Call 02/01/24)(b)	USD	65	65,406
5.13%, 09/15/27 (Call 03/15/22)	USD	90	91,842
5.63%, 08/01/29 (Call 08/01/24)	USD	95	97,858
9.50%, 06/01/25 (Call 03/01/25)(a)	USD	40	47,292
OneMain Finance Corp. 5.38%, 11/15/29 (Call 05/15/29)	USD	100	102,910
5.63%, 03/15/23	USD	100	104,125
6.13%, 05/15/22	USD	75	78,409
6.13%, 03/15/24 (Call 09/15/23)	USD	165	173,655
6.63%, 01/15/28 (Call 07/15/27)	USD	100	109,375
6.88%, 03/15/25	USD	155	170,407
7.13%, 03/15/26	USD	175	194,103
8.88%, 06/01/25 (Call 06/01/22)	USD	75	82,250
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA 7.25%, 02/01/28 (Call 02/01/23)(a)	USD	125	130,562
7.38%, 06/01/25 (Call 06/01/22)(a)	USD	45	47,144
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.63%, 03/15/30 (Call 03/15/25)(a)(b)	USD	65	59,800
5.00%, 08/15/27 (Call 08/15/22)(a)	USD	80	76,000
5.63%, 02/15/24 (Call 11/30/20)	USD	50	50,797
6.25%, 06/15/25 (Call 06/15/22)(a)	USD	80	81,550
Owens-Brockway Glass Container Inc. 5.88%, 08/15/23(a)	USD	90	94,635
6.63%, 05/13/27 (Call 05/15/23)(a)	USD	90	96,525
Par Pharmaceutical Inc., 7.50%, 04/01/27 (Call 04/01/22)(a)	USD	351	372,060
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 5.88%, 10/01/28 (Call 10/01/23)(a)	USD	80	78,560
Parsley Energy LLC/Parsley Finance Corp. 4.13%, 02/15/28 (Call 02/15/23)(a)	USD	50	52,153
5.25%, 08/15/25 (Call 11/30/20)(a)	USD	55	56,581
5.38%, 01/15/25 (Call 11/30/20)(a)	USD	85	86,759
5.63%, 10/15/27 (Call 10/15/22)(a)	USD	65	69,144
PBF Holding Co. LLC/PBF Finance Corp. 6.00%, 02/15/28 (Call 02/15/23)(a)	USD	110	41,731
7.25%, 06/15/25 (Call 11/30/20)	USD	75	31,125
9.25%, 05/15/25 (Call 05/15/22)(a)	USD	115	101,898
PDC Energy Inc. 5.75%, 05/15/26 (Call 05/15/21)	USD	125	117,812
6.13%, 09/15/24 (Call 11/30/20)	USD	50	47,800
Penske Automotive Group Inc. 3.50%, 09/01/25 (Call 09/01/22)	USD	70	70,175
5.50%, 05/15/26 (Call 05/15/21)	USD	60	61,845
Performance Food Group Inc., 5.50%, 10/15/27 (Call 10/15/22)(a)	USD	135	138,337
PetSmart Inc. 5.88%, 06/01/25 (Call 11/30/20)(a)	USD	167	169,897
7.13%, 03/15/23 (Call 11/30/20)(a)	USD	190	189,050
8.88%, 06/01/25 (Call 11/10/20)(a)	USD	80	80,776
PG&E Corp. 5.00%, 07/01/28 (Call 07/01/23)	USD	100	100,135
5.25%, 07/01/30 (Call 07/01/25)	USD	145	145,000

Security		Par (000)	Value

United States (continued)
Photo Holdings Merger Sub Inc., 8.50%, 10/01/26 (Call 10/01/22)(a)	USD	100	$92,689
Picasso Finance Sub Inc., 6.13%, 06/15/25 (Call 06/15/22)(a)	USD	45	47,363
Pilgrim’s Pride Corp. 5.75%, 03/15/25 (Call 11/30/20)(a)	USD	125	127,969
5.88%, 09/30/27 (Call 09/30/22)(a)	USD	80	84,610
Post Holdings Inc. 4.63%, 04/15/30 (Call 04/15/25)(a)	USD	205	210,637
5.00%, 08/15/26 (Call 08/15/21)(a)(b)	USD	115	118,963
5.50%, 12/15/29 (Call 12/15/24)(a)	USD	95	102,719
5.63%, 01/15/28 (Call 12/01/22)(a)	USD	120	126,200
5.75%, 03/01/27 (Call 03/01/22)(a)	USD	165	172,165
Prestige Brands Inc. 5.13%, 01/15/28 (Call 01/15/23)(a)	USD	50	52,063
6.38%, 03/01/24 (Call 11/30/20)(a)	USD	75	76,500
Prime Security Services Borrower LLC/Prime Finance Inc. 3.38%, 08/31/27 (Call 08/31/26)(a)	USD	95	91,443
5.25%, 04/15/24(a)(b)	USD	95	99,263
5.75%, 04/15/26(a)	USD	160	170,400
6.25%, 01/15/28 (Call 01/15/23)(a)	USD	135	136,179
Primo Water Corp., 3.88%, 10/31/28 (Call 10/31/23)(c)	EUR	100	114,687
PTC Inc. 3.63%, 02/15/25 (Call 02/15/22)(a)	USD	90	91,258
4.00%, 02/15/28 (Call 02/15/23)(a)	USD	65	67,113
PulteGroup Inc. 5.00%, 01/15/27 (Call 10/15/26)	USD	75	85,768
5.50%, 03/01/26 (Call 12/01/25)	USD	40	46,100
QEP Resources Inc. 5.25%, 05/01/23 (Call 02/01/23)	USD	75	58,875
5.38%, 10/01/22 (Call 07/01/22)	USD	65	55,819
5.63%, 03/01/26 (Call 12/01/25)	USD	65	41,275
Qorvo Inc. 3.38%, 04/01/31 (Call 04/01/26)(a)	USD	35	35,263
4.38%, 10/15/29 (Call 10/15/24)	USD	150	160,513
Quicken Loans LLC, 5.25%, 01/15/28 (Call 01/15/23)(a)	USD	125	130,970
Quicken Loans LLC/Quicken Loans Co-Issuer Inc. 3.63%, 03/01/29 (Call 03/01/24)(a)	USD	45	44,274
3.88%, 03/01/31 (Call 03/01/26)(a)	USD	180	177,079
QVC Inc. 4.38%, 03/15/23	USD	70	72,538
4.38%, 09/01/28 (Call 06/01/28)	USD	65	65,130
4.45%, 02/15/25 (Call 11/15/24)	USD	75	77,580
4.75%, 02/15/27 (Call 11/15/26)	USD	70	71,553
4.85%, 04/01/24(b)	USD	75	77,780
Qwest Corp., 6.75%, 12/01/21	USD	120	126,000
Radian Group Inc. 4.50%, 10/01/24 (Call 07/01/24)	USD	75	76,125
4.88%, 03/15/27 (Call 09/15/26)	USD	50	51,114
6.63%, 03/15/25 (Call 09/15/24)	USD	95	103,283
Radiate Holdco LLC/Radiate Finance Inc. 4.50%, 09/15/26 (Call 09/15/23)(a)	USD	90	90,328
6.50%, 09/15/28 (Call 09/15/23)(a)(b)	USD	80	82,500
Range Resources Corp. 4.88%, 05/15/25 (Call 02/15/25)(b)	USD	95	88,350
5.00%, 08/15/22 (Call 05/15/22)	USD	40	40,000
5.00%, 03/15/23 (Call 12/15/22)(b)	USD	90	87,320
9.25%, 02/01/26 (Call 02/01/22)(a)	USD	85	90,100
Realogy Group LLC/Realogy Co-Issuer Corp. 4.88%, 06/01/23 (Call 03/01/23)(a)	USD	50	49,875

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) October 31, 2020	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
7.63%, 06/15/25 (Call 06/15/22)(a)	USD	90	$95,062
9.38%, 04/01/27 (Call 04/01/22)(a)	USD	65	68,981
Refinitiv U.S. Holdings Inc. 4.50%, 05/15/26 (Call 11/15/21)(c)	EUR	200	243,272
6.25%, 05/15/26 (Call 11/15/21)(a)	USD	155	165,560
8.25%, 11/15/26 (Call 11/15/21)(a)	USD	200	217,700
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/21)(a)	USD	180	193,950
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 4.00%, 10/15/27 (Call 10/15/23)(a)	USD	125	126,427
5.13%, 07/15/23 (Call 11/30/20)(a)(b)	USD	8	8,100
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27 (Call 10/15/22)	USD	105	96,075
Rite Aid Corp. 7.50%, 07/01/25 (Call 07/01/22)(a)	USD	77	77,000
8.00%, 11/15/26 (Call 01/15/23)(a)	USD	114	114,285
Rockies Express Pipeline LLC, 4.95%, 07/15/29 (Call 04/15/29)(a)	USD	50	49,326
Royal Caribbean Cruises Ltd., 9.13%, 06/15/23 (Call 03/15/23)(a)	USD	115	120,031
Sabre GLBL Inc. 5.25%, 11/15/23 (Call 11/30/20)(a)	USD	100	98,375
7.38%, 09/01/25 (Call 09/01/22)(a)	USD	80	81,744
9.25%, 04/15/25 (Call 03/16/25)(a)(b)	USD	90	99,675
Sally Holdings LLC/Sally Capital Inc., 5.63%, 12/01/25 (Call 12/01/20)(b)	USD	50	49,550
SBA Communications Corp. 3.88%, 02/15/27 (Call 02/15/23)(a)	USD	200	203,500
4.00%, 10/01/22 (Call 11/30/20)	USD	95	95,745
4.88%, 09/01/24 (Call 11/30/20)	USD	140	143,451
Scientific Games International Inc. 3.38%, 02/15/26 (Call 02/15/21)(c)	EUR	100	109,350
5.00%, 10/15/25 (Call 11/30/20)(a)	USD	155	155,581
7.00%, 05/15/28 (Call 05/15/23)(a)	USD	85	84,469
7.25%, 11/15/29 (Call 11/15/24)(a)	USD	65	64,532
8.25%, 03/15/26 (Call 03/15/22)(a)	USD	135	137,065
8.63%, 07/01/25 (Call 07/01/22)(a)	USD	60	62,096
Sealed Air Corp. 4.00%, 12/01/27 (Call 09/01/27)(a)	USD	55	57,613
4.88%, 12/01/22 (Call 09/01/22)(a)	USD	55	57,570
5.13%, 12/01/24 (Call 09/01/24)(a)	USD	30	32,738
5.25%, 04/01/23 (Call 01/01/23)(a)	USD	50	52,813
5.50%, 09/15/25 (Call 06/15/25)(a)	USD	50	55,719
Select Medical Corp., 6.25%, 08/15/26 (Call 08/15/22)(a)(b)	USD	205	216,086
Sensata Technologies Inc. 3.75%, 02/15/31 (Call 02/15/26)(a)	USD	30	29,700
4.38%, 02/15/30 (Call 11/15/29)(a)	USD	55	57,750
Service Corp. International/U.S. 3.38%, 08/15/30 (Call 08/15/25)	USD	75	75,938
4.63%, 12/15/27 (Call 12/15/22)	USD	75	79,313
5.13%, 06/01/29 (Call 06/01/24)	USD	100	109,250
Service Properties Trust 3.95%, 01/15/28 (Call 07/15/27)	USD	50	39,100
4.35%, 10/01/24 (Call 09/01/24)	USD	100	88,343
4.38%, 02/15/30 (Call 08/15/29)(b)	USD	50	40,906
4.75%, 10/01/26 (Call 08/01/26)	USD	50	42,925
4.95%, 02/15/27 (Call 08/15/26)(b)	USD	25	21,151
4.95%, 10/01/29 (Call 07/01/29)	USD	50	40,972
7.50%, 09/15/25 (Call 06/15/25)	USD	90	94,117

Security		Par (000)	Value

United States (continued)
Signature Aviation U.S. Holdings Inc. 4.00%, 03/01/28 (Call 03/01/23)(a)	USD	80	$77,500
5.38%, 05/01/26 (Call 05/01/21)(a)	USD	65	65,894
Silgan Holdings Inc., 3.25%, 03/15/25 (Call 11/30/20)	EUR	100	117,046
Sinclair Television Group Inc. 5.13%, 02/15/27 (Call 08/15/21)(a)(b)	USD	75	70,688
5.50%, 03/01/30 (Call 12/01/24)(a)	USD	65	61,116
5.63%, 08/01/24 (Call 11/16/20)(a)	USD	70	69,814
Sirius XM Radio Inc. 4.13%, 07/01/30 (Call 07/01/25)(a)	USD	170	174,916
4.63%, 07/15/24 (Call 07/15/21)(a)	USD	190	195,928
5.00%, 08/01/27 (Call 08/01/22)(a)	USD	190	199,122
5.38%, 07/15/26 (Call 07/15/21)(a)(b)	USD	225	234,328
5.50%, 07/01/29 (Call 07/01/24)(a)	USD	155	168,741
Six Flags Entertainment Corp. 4.88%, 07/31/24 (Call 11/30/20)(a)	USD	125	116,198
5.50%, 04/15/27 (Call 04/15/22)(a)(b)	USD	65	60,470
Six Flags Theme Parks Inc., 7.00%, 07/01/25 (Call 07/01/22)(a)	USD	35	37,056
SM Energy Co., 10.00%, 01/15/25 (Call 06/17/22)(a)	USD	205	195,711
Solera LLC/Solera Finance Inc., 10.50%, 03/01/24 (Call 11/30/20)(a)	USD	230	238,912
Southwestern Energy Co. 6.45%, 01/23/25 (Call 10/23/24)(b)	USD	115	115,431
7.50%, 04/01/26 (Call 04/01/21)	USD	80	81,400
7.75%, 10/01/27 (Call 10/01/22)(b)	USD	40	41,350
Spectrum Brands Inc. 4.00%, 10/01/26 (Call 10/01/21)(c)	EUR	100	118,303
5.75%, 07/15/25 (Call 11/30/20)	USD	125	128,750
Spirit AeroSystems Inc. 4.60%, 06/15/28 (Call 03/15/28)	USD	75	62,423
5.50%, 01/15/25 (Call 10/15/22)(a)(b)	USD	15	15,249
7.50%, 04/15/25 (Call 04/15/22)(a)	USD	150	151,500
Sprint Communications Inc. 6.00%, 11/15/22	USD	285	305,055
11.50%, 11/15/21	USD	50	54,447
Sprint Corp. 7.13%, 06/15/24	USD	290	333,061
7.63%, 02/15/25 (Call 11/15/24)	USD	190	224,200
7.63%, 03/01/26 (Call 11/01/25)	USD	165	200,681
7.88%, 09/15/23	USD	485	553,506
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 03/30/22)(a)	USD	275	292,187
SSL Robotics LLC, 9.75%, 12/31/23 (Call 12/15/21)(a)	USD	125	138,750
Standard Industries Inc./NJ 2.25%, 11/21/26 (Call 08/21/26)(c)	EUR	100	114,554
3.38%, 01/15/31 (Call 07/15/25)(a)	USD	60	58,475
4.38%, 07/15/30 (Call 07/15/25)(a)	USD	160	164,890
4.75%, 01/15/28 (Call 01/15/23)(a)	USD	175	182,875
5.00%, 02/15/27 (Call 02/15/22)(a)(b)	USD	85	87,869
Staples Inc. 7.50%, 04/15/26 (Call 04/15/22)(a)	USD	250	233,750
10.75%, 04/15/27 (Call 04/15/22)(a)	USD	125	99,320
Starwood Property Trust Inc. 4.75%, 03/15/25 (Call 09/15/24)	USD	65	63,214
5.00%, 12/15/21 (Call 09/15/21)	USD	90	89,775
Station Casinos LLC, 4.50%, 02/15/28 (Call 02/15/23)(a)	USD	125	117,891
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 06/01/24 (Call 11/30/20)	USD	75	75,821
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29 (Call 07/15/23)(a)	USD	65	66,950

58	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Sunoco LP/Sunoco Finance Corp. 4.88%, 01/15/23 (Call 11/30/20)	USD	125	$125,594
5.50%, 02/15/26 (Call 02/15/21)	USD	100	100,230
5.88%, 03/15/28 (Call 03/15/23)	USD	50	51,875
6.00%, 04/15/27 (Call 04/15/22)	USD	75	77,622
Talen Energy Supply LLC 6.50%, 06/01/25 (Call 11/30/20)	USD	70	41,941
6.63%, 01/15/28 (Call 01/15/23)(a)	USD	85	81,246
7.25%, 05/15/27 (Call 05/15/22)(a)	USD	95	94,881
7.63%, 06/01/28 (Call 06/01/23)(a)	USD	15	14,738
10.50%, 01/15/26 (Call 01/15/22)(a)	USD	75	50,805
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 4.75%, 10/01/23 (Call 11/30/20)(a)	USD	65	62,075
5.50%, 09/15/24 (Call 11/30/20)(a)	USD	90	86,196
5.50%, 01/15/28 (Call 01/15/23)(a)	USD	95	87,381
6.00%, 03/01/27 (Call 03/01/23)(a)	USD	55	51,810
7.50%, 10/01/25 (Call 10/01/22)(a)	USD	50	50,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/23 (Call 11/30/20)	USD	75	75,094
4.88%, 02/01/31 (Call 02/01/26)(a)	USD	100	97,552
5.00%, 01/15/28 (Call 01/15/23)	USD	90	88,687
5.13%, 02/01/25 (Call 11/30/20)	USD	50	50,125
5.25%, 05/01/23 (Call 11/02/20)	USD	25	25,000
5.38%, 02/01/27 (Call 02/01/22)	USD	65	65,325
5.50%, 03/01/30 (Call 03/01/25)(a)	USD	100	100,325
5.88%, 04/15/26 (Call 04/15/21)	USD	125	127,812
6.50%, 07/15/27 (Call 07/15/22)	USD	95	100,139
6.88%, 01/15/29 (Call 01/15/24)	USD	50	53,592
Taylor Morrison Communities Inc. 5.13%, 08/01/30 (Call 02/01/30)(a)	USD	75	81,379
5.75%, 01/15/28 (Call 10/15/27)(a)	USD	55	60,924
5.88%, 06/15/27 (Call 03/15/27)(a)	USD	65	72,136
TEGNA Inc. 4.63%, 03/15/28 (Call 03/15/23)(a)	USD	100	98,733
4.75%, 03/15/26 (Call 03/15/23)(a)(b)	USD	30	30,818
5.00%, 09/15/29 (Call 09/15/24)	USD	145	146,812
Teleflex Inc., 4.25%, 06/01/28 (Call 06/01/23)(a)	USD	110	115,034
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25 (Call 11/10/20)(a)	USD	125	127,000
Tempur Sealy International Inc. 5.50%, 06/15/26 (Call 06/15/21)	USD	75	77,999
5.63%, 10/15/23 (Call 11/30/20)	USD	55	55,679
Tenet Healthcare Corp. 4.63%, 07/15/24 (Call 11/30/20)(b)	USD	235	239,060
4.63%, 09/01/24 (Call 09/01/21)(a)	USD	75	76,665
4.63%, 06/15/28 (Call 06/15/23)(a)	USD	65	65,813
4.88%, 01/01/26 (Call 03/01/22)(a)	USD	265	269,153
5.13%, 05/01/25 (Call 11/30/20)	USD	175	173,416
5.13%, 11/01/27 (Call 11/01/22)(a)	USD	285	293,464
6.13%, 10/01/28 (Call 10/01/23)(a)	USD	225	217,650
6.25%, 02/01/27 (Call 02/01/22)(a)	USD	210	218,074
6.75%, 06/15/23(b)	USD	185	194,446
7.00%, 08/01/25 (Call 11/30/20)(b)	USD	60	61,300
7.50%, 04/01/25 (Call 04/01/22)(a)	USD	25	26,930
Tenneco Inc., 5.00%, 07/15/24 (Call 11/30/20)(c)	EUR	100	108,647
TerraForm Power Operating LLC 4.25%, 01/31/23 (Call 10/31/22)(a)	USD	65	66,300
4.75%, 01/15/30 (Call 01/15/25)(a)	USD	85	91,179

Security		Par (000)	Value

United States (continued)
5.00%, 01/31/28 (Call 07/31/27)(a)	USD	75	$82,478
Terrier Media Buyer Inc., 8.88%, 12/15/27 (Call 12/15/22)(a)	USD	105	107,533
Tesla Inc., 5.30%, 08/15/25 (Call 11/30/20)(a)	USD	225	232,932
T-Mobile USA Inc. 4.00%, 04/15/22 (Call 03/16/22)	USD	65	67,246
4.50%, 02/01/26 (Call 02/01/21)	USD	225	230,231
4.75%, 02/01/28 (Call 02/01/23)	USD	190	203,205
5.13%, 04/15/25 (Call 11/10/20)	USD	65	66,503
5.38%, 04/15/27 (Call 04/15/22)	USD	65	69,388
6.00%, 04/15/24 (Call 11/10/20)	USD	125	127,212
6.50%, 01/15/26 (Call 01/15/21)	USD	100	103,875
Toll Brothers Finance Corp. 3.80%, 11/01/29 (Call 08/01/29)	USD	50	53,305
4.35%, 02/15/28 (Call 11/15/27)(b)	USD	50	54,766
4.38%, 04/15/23 (Call 01/15/23)	USD	25	26,241
4.88%, 03/15/27 (Call 12/15/26)	USD	55	61,785
5.88%, 02/15/22 (Call 11/15/21)	USD	50	51,938
TransDigm Inc. 5.50%, 11/15/27 (Call 11/15/22)	USD	335	326,346
6.25%, 03/15/26 (Call 03/15/22)(a)	USD	505	525,200
6.38%, 06/15/26 (Call 06/15/21)	USD	145	144,594
6.50%, 07/15/24 (Call 11/30/20)	USD	150	150,021
6.50%, 05/15/25 (Call 11/30/20)	USD	95	95,000
7.50%, 03/15/27 (Call 03/15/22)	USD	75	77,430
8.00%, 12/15/25 (Call 04/08/22)(a)	USD	105	113,694
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 07/15/21)(a)	USD	78	47,580
Transocean Inc., 11.50%, 01/30/27 (Call 07/30/23)(a)	USD	50	16,530
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 08/01/21)(a)	USD	136	120,177
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 02/01/22)(a)	USD	70	52,763
Transocean Proteus Ltd., 6.25%, 12/01/24 (Call 12/01/20)(a)	USD	49	43,144
TreeHouse Foods Inc., 4.00%, 09/01/28 (Call 09/01/23)	USD	70	69,947
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24	USD	50	54,250
Triumph Group Inc. 6.25%, 09/15/24 (Call 11/30/20)(a)	USD	50	43,250
7.75%, 08/15/25 (Call 11/30/20)(b)	USD	67	43,617
8.88%, 06/01/24 (Call 02/01/23)(a)	USD	43	45,630
Tronox Finance PLC, 5.75%, 10/01/25 (Call 11/30/20)(a)	USD	80	79,886
Tronox Inc. 6.50%, 05/01/25 (Call 05/01/22)(a)	USD	60	63,223
6.50%, 04/15/26 (Call 04/15/21)(a)	USD	75	76,163
U.S. Foods Inc., 6.25%, 04/15/25 (Call 04/15/22)(a)	USD	135	140,625
U.S. Steel Corp. 6.25%, 03/15/26 (Call 03/15/21)	USD	80	60,400
6.88%, 08/15/25 (Call 11/30/20)(b)	USD	95	75,430
Uber Technologies Inc. 6.25%, 01/15/28 (Call 09/15/23)(a)	USD	50	50,651
7.50%, 05/15/25 (Call 05/15/22)(a)	USD	115	120,606
7.50%, 09/15/27 (Call 09/15/22)(a)	USD	150	156,787
8.00%, 11/01/26 (Call 11/01/21)(a)	USD	165	173,869
UGI International LLC, 3.25%, 11/01/25 (Call 11/01/21)(c)	EUR	100	118,494
United Airlines Holdings Inc., 4.25%, 10/01/22(b)	USD	50	45,447
United Rentals North America Inc. 3.88%, 11/15/27 (Call 11/15/22)	USD	108	112,172
3.88%, 02/15/31 (Call 08/15/25)	USD	125	126,230
4.00%, 07/15/30 (Call 07/15/25)	USD	95	96,909

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) October 31, 2020	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
4.88%, 01/15/28 (Call 01/15/23)	USD	135	$141,750
5.25%, 01/15/30 (Call 01/15/25)	USD	75	81,281
5.50%, 05/15/27 (Call 05/15/22)	USD	125	132,969
5.88%, 09/15/26 (Call 09/15/21)	USD	125	131,530
United States Steel Corp., 12.00%, 06/01/25 (Call 06/01/22)(a)	USD	120	133,200
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC 7.13%, 12/15/24 (Call 11/30/20)(a)	USD	100	95,614
7.88%, 02/15/25 (Call 02/15/22)(a)	USD	235	249,103
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC 6.00%, 04/15/23 (Call 11/30/20)(a)	USD	70	70,963
8.25%, 10/15/23 (Call 11/30/20)	USD	140	137,789
Univision Communications Inc. 5.13%, 02/15/25 (Call 11/10/20)(a)	USD	185	181,925
6.63%, 06/01/27 (Call 06/01/23)(a)	USD	190	191,561
USA Compression Partners LP/USA Compression Finance Corp. 6.88%, 04/01/26 (Call 04/01/21)	USD	115	114,230
6.88%, 09/01/27 (Call 09/01/22)	USD	70	70,365
Valvoline Inc., 4.25%, 02/15/30 (Call 02/15/25)(a)	USD	85	86,507
Vector Group Ltd. 6.13%, 02/01/25 (Call 11/30/20)(a)	USD	105	104,974
10.50%, 11/01/26 (Call 11/01/21)(a)	USD	70	72,100
Vericast Corp. 8.38%, 08/15/22 (Call 11/30/20)(a)	USD	100	98,500
9.25%, 03/01/21 (Call 11/27/20)(a)	USD	33	33,062
VeriSign Inc. 4.63%, 05/01/23 (Call 11/30/20)	USD	100	101,037
4.75%, 07/15/27 (Call 07/15/22)	USD	70	73,940
5.25%, 04/01/25 (Call 01/01/25)	USD	65	72,868
Veritas U.S. Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (Call 09/01/21)(a)	USD	240	243,365
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 08/15/21)(a)	USD	140	150,310
ViacomCBS Inc. 5.88%, 02/28/57 (Call 02/28/22)(b)(e)	USD	105	105,940
6.25%, 02/28/57 (Call 02/28/27)(e)	USD	80	87,094
ViaSat Inc. 5.63%, 09/15/25 (Call 11/10/20)(a)	USD	90	90,535
5.63%, 04/15/27 (Call 04/15/22)(a)	USD	75	78,563
6.50%, 07/15/28 (Call 07/15/23)(a)	USD	30	30,788
VICI Properties LP/VICI Note Co. Inc. 3.50%, 02/15/25 (Call 02/15/22)(a)	USD	100	100,059
3.75%, 02/15/27 (Call 02/15/23)(a)	USD	145	145,362
4.13%, 08/15/30 (Call 02/15/25)(a)	USD	125	126,562
4.25%, 12/01/26 (Call 12/01/22)(a)	USD	125	127,344
4.63%, 12/01/29 (Call 12/01/24)(a)	USD	125	130,087
Viking Cruises Ltd. 5.88%, 09/15/27 (Call 09/15/22)(a)	USD	105	81,239
13.00%, 05/15/25 (Call 05/15/22)(a)	USD	90	101,475
Vistra Operations Co. LLC 5.00%, 07/31/27 (Call 07/31/22)(a)	USD	155	161,975
5.50%, 09/01/26 (Call 09/01/21)(a)	USD	150	155,467
5.63%, 02/15/27 (Call 02/15/22)(a)	USD	195	203,681
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 02/15/23)(a)	USD	85	73,844
Weatherford International Ltd., 11.00%, 12/01/24 (Call 12/01/21)(a)	USD	240	141,900
WESCO Distribution Inc. 7.13%, 06/15/25 (Call 06/15/22)(a)	USD	80	86,354
7.25%, 06/15/28 (Call 06/15/23)(a)	USD	205	224,475
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(b)	USD	240	258,042

Security		Par (000)	Value

United States (continued)
Western Midstream Operating LP 3.95%, 06/01/25 (Call 03/01/25)	USD	50	$45,984
4.10%, 02/01/25 (Call 01/01/25)	USD	125	118,480
4.50%, 03/01/28 (Call 12/01/27)	USD	50	46,519
4.65%, 07/01/26 (Call 04/01/26)	USD	50	47,996
4.75%, 08/15/28 (Call 05/15/28)	USD	50	46,170
5.05%, 02/01/30 (Call 11/01/29)	USD	150	143,053
William Carter Co. (The) 5.50%, 05/15/25 (Call 05/15/22)(a)	USD	90	94,756
5.63%, 03/15/27 (Call 03/15/22)(a)	USD	75	78,891
Williams Scotsman International Inc., 4.63%, 08/15/28 (Call 08/15/23)(a)	USD	55	55,481
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/28 (Call 08/15/23)(a)	USD	155	149,575
WMG Acquisition Corp. 2.75%, 07/15/28 (Call 07/15/23)(c)	EUR	100	116,275
3.00%, 02/15/31 (Call 02/15/26)(a)	USD	40	38,200
Wolverine Escrow LLC 8.50%, 11/15/24 (Call 11/15/21)(a)	USD	75	58,123
9.00%, 11/15/26 (Call 11/15/22)(a)	USD	115	87,940
13.13%, 11/15/27 (Call 11/15/22)(a)(b)	USD	40	27,450
WPX Energy Inc. 4.50%, 01/15/30 (Call 01/15/25)	USD	100	96,000
5.25%, 09/15/24 (Call 06/15/24)	USD	80	83,100
5.25%, 10/15/27 (Call 10/15/22)	USD	90	90,007
5.75%, 06/01/26 (Call 06/01/21)	USD	65	66,788
5.88%, 06/15/28 (Call 06/15/23)	USD	12	12,302
WR Grace & Co-Conn, 4.88%, 06/15/27 (Call 06/15/23)(a)	USD	120	125,161
Wyndham Destinations Inc. 3.90%, 03/01/23 (Call 12/01/22)	USD	238	232,280
4.25%, 03/01/22 (Call 12/01/21)	USD	81	81,203
6.00%, 04/01/27 (Call 01/01/27)	USD	50	51,655
6.63%, 07/31/26 (Call 04/30/26)(a)	USD	35	37,282
Wyndham Hotels & Resorts Inc., 4.38%, 08/15/28 (Call 08/15/23)(a)	USD	70	69,574
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 4.25%, 05/30/23 (Call 02/28/23)(a)	USD	65	61,994
5.25%, 05/15/27 (Call 02/15/27)(a)(b)	USD	130	120,900
5.50%, 03/01/25 (Call 12/01/24)(a)	USD	225	215,437
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.13%, 10/01/29 (Call 07/01/29)(a)(b)	USD	100	95,687
7.75%, 04/15/25 (Call 04/15/22)(a)(b)	USD	100	104,705
Xerox Corp., 4.38%, 03/15/23 (Call 02/15/23)	USD	175	182,346
Xerox Holdings Corp. 5.00%, 08/15/25 (Call 07/15/25)(a)(b)	USD	75	73,766
5.50%, 08/15/28 (Call 07/15/28)(a)	USD	65	63,878
XPO Logistics Inc. 6.13%, 09/01/23 (Call 11/30/20)(a)	USD	65	65,975
6.25%, 05/01/25 (Call 05/01/22)(a)	USD	200	212,564
6.50%, 06/15/22 (Call 11/30/20)(a)	USD	150	150,553
6.75%, 08/15/24 (Call 08/15/21)(a)	USD	125	132,275
Yum! Brands Inc. 3.63%, 03/15/31 (Call 12/15/30)	USD	110	107,937
4.75%, 01/15/30 (Call 10/15/29)(a)	USD	125	133,969
7.75%, 04/01/25 (Call 04/01/22)(a)	USD	60	65,838

60	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par/ Shares (000)		Value

United States (continued)
Zayo Group Holdings Inc. 4.00%, 03/01/27 (Call 03/01/21)(a)(b)	USD	205		$201,002
6.13%, 03/01/28 (Call 03/01/23)(a)	USD	140		141,342

				116,448,948

Total Corporate Bonds & Notes — 97.3% (Cost: $173,331,924)				172,045,054

Floating Rate Loan Interests

United States — 0.1%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 2020 2nd Lien Term Loan, 1.00%, 11/01/25		$84		88,305

Total Floating Rate Loan Interests — 0.1% (Cost: $84,000)				88,305

Common Stocks

Germany — 0.0%
Whiting Petroleum Corp.(i)		2		31,054

United States — 0.0%
AMC Entertainment Inc.(i)(j)		1		1,834

Total Common Stocks — 0.0% (Cost: $137,790)				32,888

Warrants

United States — 0.0%
Sable Permian Resources Land LLC, (Expires 10/16/24)(i)(j)		0	(k)	0	(g)
SM Energy Co., (Expires 6/30/23)(i)		5		7,872

				7,872

Total Warrants — 0.0% (Cost: $21,107)				7,872

Short-Term Investments

Money Market Funds — 8.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.20%(l)(m)(n)		11,545		11,552,610

Security	Shares (000)	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.04%(l)(m)	2,600	$2,600,000

		14,152,610

Total Short-Term Investments — 8.0% (Cost: $14,148,237)		14,152,610

Total Investments in Securities — 105.4% (Cost: $187,723,058)		186,326,729

Other Assets, Less Liabilities — (5.4)%		(9,475,696)

Net Assets — 100.0%		$176,851,033

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Perpetual security with no stated maturity date.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Rounds to less than $1.
(h)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)	Non-income producing security.
(j)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(k)	Rounds to less than 1,000.
(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period-end.
(n)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$20,908,212	$—	$(9,352,713	)(a)	$2,614	$(5,503)	$11,552,610	11,545	$84,786	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,846,000	—	(246,000	)(a)	—	—	2,600,000	2,600	7,407		—

					$2,614	$(5,503)	$14,152,610		$92,193		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) October 31, 2020	iShares® US & Intl High Yield Corp Bond ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total

Investments
Assets
Corporate Bonds & Notes	$—	$172,045,054	$—		$172,045,054
Floating Rate Loan Interests	—	88,305	—		88,305
Common Stocks	31,054	—	1,834		32,888
Warrants	—	7,872	0	(a)	7,872
Money Market Funds	14,152,610	—	—		14,152,610

	$14,183,664	$172,141,231	$1,834		$186,326,729

(a)	Rounds to less than $1.

See notes to financial statements.

62	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2020

	iShares International High Yield Bond ETF	iShares J.P. Morgan EM Corporate Bond ETF	iShares J.P. Morgan EM High Yield Bond ETF	iShares J.P. Morgan EM Local Currency Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$45,292,614	$211,606,521	$296,707,192	$491,323,580
Affiliated(c)	40,000	14,130,871	21,368,777	290,000
Cash	3,714	26,062	1,640	8,168
Foreign currency, at value(d)	739,977	—	—	2,784,753
Receivables:
Investments sold	1,796,026	3,328,427	5,288,229	8,755,909
Securities lending income — Affiliated	—	3,813	6,812	—
Capital shares sold	—	1,447,838	—	1,342,763
Dividends	—	93	182	973
Interest	584,165	2,341,716	4,467,445	8,460,111

Total assets	48,456,496	232,885,341	327,840,277	512,966,257

LIABILITIES
Collateral on securities loaned, at value	—	11,552,663	17,267,882	—
Deferred foreign capital gain tax	—	—	—	442,842
Payables:
Investments purchased	1,690,213	6,512,403	6,866,400	12,301,231
Investment advisory fees	16,097	88,804	121,968	121,733

Total liabilities	1,706,310	18,153,870	24,256,250	12,865,806

NET ASSETS	$46,750,186	$214,731,471	$303,584,027	$500,100,451

NET ASSETS CONSIST OF:
Paid-in capital	$52,183,798	$214,103,654	$379,101,097	$559,119,503
Accumulated earnings (loss)	(5,433,612)	627,817	(75,517,070)	(59,019,052)

NET ASSETS	$46,750,186	$214,731,471	$303,584,027	$500,100,451

Shares outstanding	900,000	4,200,000	7,050,000	12,000,000

Net asset value	$51.94	$51.13	$43.06	$41.68

Shares authorized	500 million	500 million	500 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$—	$10,910,473	$16,556,663	$—
(b) Investments, at cost — Unaffiliated	$46,213,949	$209,511,020	$320,236,576	$512,300,598
(c) Investments, at cost — Affiliated	$40,000	$14,122,412	$21,370,592	$290,000
(d) Foreign currency, at cost	$740,805	$—	$—	$2,818,325

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Statements of Assets and Liabilities (continued)

October 31, 2020

iShares US & Intl High Yield Corp Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$172,174,119
Affiliated(c)	14,152,610
Cash	8,724
Foreign currency, at value(d)	647,474
Receivables:
Investments sold	920,847
Securities lending income — Affiliated	2,930
Dividends	141
Interest	2,507,168

Total assets	190,414,013

LIABILITIES
Collateral on securities loaned, at value	11,545,198
Payables:
Investments purchased	1,957,731
Investment advisory fees	60,051

Total liabilities	13,562,980

NET ASSETS	$176,851,033

NET ASSETS CONSIST OF:
Paid-in capital	$187,149,767
Accumulated loss	(10,298,734)

NET ASSETS	$176,851,033

Shares outstanding	3,700,000

Netasset value	$47.80

Sharesauthorized	500 million

Parvalue	$0.001

(a) Securities loaned, at value	$10,900,847
(b) Investments, at cost — Unaffiliated	$173,574,821
(c) Investments, at cost — Affiliated	$14,148,237
(d) Foreign currency, at cost	$650,967

See notes to financial statements.

64	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2020

	iShares International High Yield Bond ETF	iShares J.P. Morgan EM Corporate Bond ETF	iShares J.P. Morgan EM High Yield Bond ETF	iShares J.P. Morgan EM Local Currency Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$111	$9,024	$35,632	$21,977
Interest — Unaffiliated	1,431,213	8,356,205	20,420,382	26,909,860
Payment-in-kind interest — Unaffiliated	—	—	665,615	—
Securities lending income — Affiliated — net	—	107,560	23,294	—
Other income — Unaffiliated	2,365	5,582	13,110	—
Foreign taxes withheld	—	—	—	(617,002)

Total investment income	1,433,689	8,478,371	21,158,033	26,314,835

EXPENSES
Investment advisory fees	176,287	926,108	1,698,445	1,371,080
Miscellaneous	264	264	264	4,230

Total expenses	176,551	926,372	1,698,709	1,375,310

Less:
Investment advisory fees waived	—	—	(64,291)	—

Total expenses after fees waived	176,551	926,372	1,634,418	1,375,310

Net investment income	1,257,138	7,551,999	19,523,615	24,939,525

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(1,387,191)	(1,423,878)	(23,990,453)	(51,818,041)
Investments — Affiliated	—	(8,124)	(6,291)	—
In-kind redemptions — Unaffiliated	—	(3,303,905)	(16,929,505)	(3,093,373)
Foreign currency transactions	55,505	—	—	(1,274,656)

Net realized loss	(1,331,686)	(4,735,907)	(40,926,249)	(56,186,070)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	1,392,220	(1,360,494)	(7,707,080)	5,628,054
Investments — Affiliated	—	5,699	(1,815)	—
Foreign currency translations	(7,802)	—	—	(67,521)

Net change in unrealized appreciation (depreciation)	1,384,418	(1,354,795)	(7,708,895)	5,560,533

Net realized and unrealized gain (loss)	52,732	(6,090,702)	(48,635,144)	(50,625,537)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,309,870	$1,461,297	$(29,111,529)	$(25,686,012)

(a) Net of foreign capital gain tax of	$—	$—	$—	$242,735
(b) Net of deferred foreign capital gain tax of	$—	$—	$—	$35,565

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Operations  (continued)

Year Ended October 31, 2020

iShares US & Intl High Yield Corp Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$7,407
Interest — Unaffiliated	8,401,022
Securities lending income — Affiliated — net	84,786
Other income — Unaffiliated	25,359

Total investment income	8,518,574

EXPENSES
Investment advisory fees	674,221
Miscellaneous	264

Total expenses	674,485

Net investment income	7,844,089

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(4,820,317)
Investments — Affiliated	2,614
In-kind redemptions — Unaffiliated	(2,661,123)
Foreign currency transactions	46,202

Net realized loss	(7,432,624)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(38,990)
Investments — Affiliated	(5,503)
Foreign currency translations	(11,785)

Net change in unrealized appreciation (depreciation)	(56,278)

Net realized and unrealized loss	(7,488,902)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$355,187

See notes to financial statements.

66	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares International High Yield Bond ETF		iShares J.P. Morgan EM Corporate Bond ETF

	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/20	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,257,138	$1,452,281	$7,551,999	$4,814,973
Net realized loss	(1,331,686)	(3,415,656)	(4,735,907)	(93,270)
Net change in unrealized appreciation (depreciation)	1,384,418	3,647,392	(1,354,795)	7,349,578

Net increase in net assets resulting from operations	1,309,870	1,684,017	1,461,297	12,071,281

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(495,118)	(1,938,517)	(7,540,091)	(4,625,003)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	5,097,119	(24,764,950)	54,125,456	87,723,168

NET ASSETS
Total increase (decrease) in net assets	5,911,871	(25,019,450)	48,046,662	95,169,446
Beginning of year	40,838,315	65,857,765	166,684,809	71,515,363

End of year	$46,750,186	$40,838,315	$214,731,471	$166,684,809

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Statements of Changes in Net Assets (continued)

	iShares J.P. Morgan EM High Yield Bond ETF		iShares J.P. Morgan EM Local Currency Bond ETF

	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/20	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,523,615	$18,676,790	$24,939,525	$36,964,541
Net realized loss	(40,926,249)	(16,048,982)	(56,186,070)	(24,363,579)
Net change in unrealized appreciation (depreciation)	(7,708,895)	26,046,919	5,560,533	19,622,567

Net increase (decrease) in net assets resulting from operations	(29,111,529)	28,674,727	(25,686,012)	32,223,529

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(19,949,771)	(22,615,509)	(24,281,359)	(14,295,840)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	19,267,173	(71,222,529)	13,989,851	94,418,220

NET ASSETS
Total increase (decrease) in net assets	(29,794,127)	(65,163,311)	(35,977,520)	112,345,909
Beginning of year	333,378,154	398,541,465	536,077,971	423,732,062

End of year	$303,584,027	$333,378,154	$500,100,451	$536,077,971

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

68	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares US & Intl High Yield Corp Bond ETF

	Year Ended 10/31/20	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,844,089	$8,719,180
Net realized loss	(7,432,624)	(5,246,295)
Net change in unrealized appreciation (depreciation)	(56,278)	7,466,935

Net increase in net assets resulting from operations	355,187	10,939,820

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(7,407,517)	(9,914,724)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	7,603,062	(36,077,886)

NET ASSETS
Total increase (decrease) in net assets	550,732	(35,052,790)
Beginning of year	176,300,301	211,353,091

End of year	$176,851,033	$176,300,301

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Financial Highlights

(For a share outstanding throughout each period)

	iShares International High Yield Bond ETF

	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16

Net asset value, beginning of year	$51.05	$50.66	$53.04	$46.91	$46.44

Net investment income(a)	1.42	1.51	1.54	1.77	1.82
Net realized and unrealized gain (loss)(b)	0.09	0.82	(3.92)	4.85	(0.47)

Net increase (decrease) from investment operations	1.51	2.33	(2.38)	6.62	1.35

Distributions(c)
From net investment income	(0.62)	(1.94)	—	(0.40)	(0.26)
Return of capital	—	—	—	(0.09)	(0.62)

Total distributions	(0.62)	(1.94)	—	(0.49)	(0.88)

Net asset value, end of year	$51.94	$51.05	$50.66	$53.04	$46.91

Total Return
Based on net asset value	3.00%	4.85%	(4.49)%	14.21%	2.95%

Ratios to Average Net Assets
Total expenses	0.40%	0.40%	0.40%	0.40%	0.51%

Total expenses after fees waived	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	2.85%	3.03%	2.87%	3.62%	3.93%

Supplemental Data
Net assets, end of year (000)	$46,750	$40,838	$65,858	$90,160	$154,796

Portfolio turnover rate(d)	46%	34%	31%	49%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

70	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares J.P. Morgan EM Corporate Bond ETF

	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16

Net asset value, beginning of year	$51.29	$47.68	$51.33	$50.40	$48.21

Net investment income(a)	2.06	2.25	2.16	2.10	2.19
Net realized and unrealized gain (loss)(b)	(0.13)	3.61	(3.70)	0.90	2.18

Net increase (decrease) from investment operations	1.93	5.86	(1.54)	3.00	4.37

Distributions(c)
From net investment income	(2.09)	(2.25)	(2.11)	(2.07)	(2.18)

Total distributions	(2.09)	(2.25)	(2.11)	(2.07)	(2.18)

Net asset value, end of year	$51.13	$51.29	$47.68	$51.33	$50.40

Total Return
Based on net asset value	3.94%	12.57%	(3.09)%	6.14%	9.33%

Ratios to Average Net Assets
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	4.08%	4.51%	4.37%	4.16%	4.51%

Supplemental Data
Net assets, end of year (000)	$214,731	$166,685	$71,515	$87,269	$32,758

Portfolio turnover rate(d)	25%	21%	16%	62%	22%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares J.P. Morgan EM High Yield Bond ETF

	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18		Year Ended 10/31/17	Year Ended 10/31/16

Net asset value, beginning of year	$46.63	$45.29	$50.60		$49.97	$46.82

Net investment income(a)	2.52	2.66	2.44		2.87	3.03
Net realized and unrealized gain (loss)(b)	(3.54)	1.93	(5.40)		0.77	3.25

Net increase (decrease) from investment operations	(1.02)	4.59	(2.96)		3.64	6.28

Distributions(c)
From net investment income	(2.55)	(3.25)	(2.35)		(3.01)	(3.13)

Total distributions	(2.55)	(3.25)	(2.35)		(3.01)	(3.13)

Net asset value, end of year	$43.06	$46.63	$45.29		$50.60	$49.97

Total Return
Based on net asset value	(2.08)%	10.51%	(5.96	)%(d)	7.60%	14.02%

Ratios to Average Net Assets
Total expenses	0.50%	0.50%	0.50%		0.50%	0.50%

Total expenses after fees waived	0.48%	0.50%	0.50%		0.50%	0.50%

Net investment income	5.75%	5.75%	5.11%		5.73%	6.35%

Supplemental Data
Net assets, end of year (000)	$303,584	$333,378	$398,541		$624,867	$107,431

Portfolio turnover rate(e)	65%	32%	19%		25%	29%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

72	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares J.P. Morgan EM Local Currency Bond ETF

	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16

Net asset value, beginning of year	$45.43	$43.24	$46.85	$45.14	$41.31

Net investment income(a)	2.29	3.09	2.87	2.29	1.94
Net realized and unrealized gain (loss)(b)	(4.11)	0.59	(6.48)	(0.58)	1.89

Net increase (decrease) from investment operations	(1.82)	3.68	(3.61)	1.71	3.83

Distributions(c)
From net investment income	(1.93)	(1.49)	—	—	—

Total distributions	(1.93)	(1.49)	—	—	—

Net asset value, end of year	$41.68	$45.43	$43.24	$46.85	$45.14

Total Return
Based on net asset value	(4.20)%	8.75%	(7.71)%	3.79%	9.06	%(d)

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.42%	0.50%		0.50%

Total expenses after fees waived	0.30%	0.30%	0.41%	0.50%		0.50%

Net investment income	5.46%	6.95%	6.19%	5.04%		4.56%

Supplemental Data
Net assets, end of year (000)	$500,100	$536,078	$423,732	$309,217	$451,410

Portfolio turnover rate(e)	43%	44%	51%	97%		59%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the year ended October 31, 2016 was 9.27%.

(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares US & Intl High Yield Corp Bond ETF

	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16

Net asset value, beginning of year	$48.97	$48.03	$50.98	$48.77	$47.57

Net investment income(a)	2.21	2.42	2.46	2.45	2.55
Net realized and unrealized gain (loss)(b)	(1.27)	1.17	(2.80)	2.08	0.57

Net increase (decrease) from investment operations	0.94	3.59	(0.34)	4.53	3.12

Distributions(c)
From net investment income	(2.11)	(2.65)	(2.61)	(2.32)	(1.92)

Total distributions	(2.11)	(2.65)	(2.61)	(2.32)	(1.92)

Net asset value, end of year	$47.80	$48.97	$48.03	$50.98	$48.77

Total Return
Based on net asset value	2.04%	7.74%	(0.71)%	9.58%	6.82%

Ratios to Average Net Assets
Total expenses	0.40%	0.40%	0.40%	0.40%	0.51%

Total expenses after fees waived	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	4.65%	5.02%	4.95%	4.93%	5.44%

Supplemental Data
Net assets, end of year (000)	$176,851	$176,300	$211,353	$214,103	$97,547

Portfolio turnover rate(d)	33%	24%	20%	22%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

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Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

International High Yield Bond	Diversified
J.P. Morgan EM Corporate Bond	Diversified
J.P. Morgan EM High Yield Bond(a)	Non-diversified
J.P. Morgan EM Local Currency Bond	Non-diversified
US & Intl High Yield Corp Bond	Diversified

(a)	Formerly the iShares Emerging Markets High Yield Bond ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statement of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended October 31, 2020. The adjusted cost basis of securities at October 31, 2019 are

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements (continued)

as follows:

iShares ETF

International High Yield Bond	$42,987,808
J.P. Morgan EM Corporate Bond	178,658,233
J.P. Morgan EM High Yield Bond	346,208,998
US & Intl High Yield Corp Bond	197,472,449

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

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Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

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Notes to Financial Statements (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA as of October 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount

J.P. Morgan EM Corporate Bond
Barclays Bank PLC	$119,631	$119,631	$—	$—
Barclays Capital Inc.	1,277,558	1,277,558	—	—
BofA Securities, Inc.	474,441	474,441	—	—
Citigroup Global Markets Inc.	816,593	816,593	—	—
Jefferies LLC	2,829,441	2,829,441	—	—
JPMorgan Securities LLC	925,402	925,402	—	—
Morgan Stanley & Co. LLC	1,897,702	1,897,702	—	—
Nomura Securities International Inc.	751,480	751,480	—	—
Pershing LLC	551,591	551,591	—	—
Scotia Capital (USA) Inc.	185,738	185,738	—	—
UBS AG	705,745	705,745	—	—
Wells Fargo Securities LLC	375,151	375,151	—	—

	10,910,473	10,910,473	—	—

J.P. Morgan EM High Yield Bond
BofA Securities, Inc.	$5,246,152	$5,246,152	$—	$—
Citigroup Global Markets Inc.	221,443	221,443	—	—
Credit Suisse Securities (USA) LLC	840,960	840,960	—	—
Goldman Sachs & Co.	2,167,547	2,167,547	—	—
Jefferies LLC	3,962,454	3,962,454	—	—
Morgan Stanley & Co. LLC	1,006,086	1,006,086	—	—
Nomura Securities International Inc.	1,887,770	1,887,770	—	—
Pershing LLC	1,222,194	1,222,194	—	—
UBS AG	2,057	2,057	—	—

	16,556,663	16,556,663	—	—

US & Intl High Yield Corp Bond
Barclays Bank PLC	$1,179,937	$1,179,937	$—	$—
Barclays Capital Inc.	1,366,256	1,366,256	—	—
BNP Paribas Prime Brokerage International Ltd.	406,055	406,055	—	—
BofA Securities, Inc.	223,428	223,428	—	—
Citadel Clearing LLC	191,362	191,362	—	—
Citigroup Global Markets Inc.	533,713	533,713	—	—
Credit Suisse Securities (USA) LLC	405,904	405,904	—	—
Goldman Sachs & Co.	2,615,847	2,615,847	—	—
JPMorgan Securities LLC	2,184,363	2,184,363	—	—
Morgan Stanley & Co. LLC	193,490	193,490	—	—
RBC Capital Markets LLC	1,246,028	1,246,028	—	—
Scotia Capital (USA) Inc.	173,225	173,225	—	—
State Street Bank & Trust Company	115,583	115,583	—	—
Wells Fargo Bank, National Association	65,656	65,656	—	—

	10,900,847	10,900,847	—	—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

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Notes to Financial Statements (continued)

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

International High Yield Bond	0.40%
J.P. Morgan EM Corporate Bond	0.50
J.P. Morgan EM High Yield Bond	0.50
J.P. Morgan EM Local Currency Bond	0.30
US & Intl High Yield Corp Bond	0.40

Expense Waivers: For the year ended October 31, 2020, BFA has voluntarily waived a portion of its investment advisory fees for the iShares J.P. Morgan EM High Yield Bond ETF in the amount of $64,291.

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of BFA, under which BFA pays BIL for services it provides to the iShares International High Yield Bond ETF, iShares J.P. Morgan EM Local Currency Bond ETF and iShares US & Intl High Yield Corp Bond ETF and effective February 28, 2020, to the iShares J.P. Morgan EM Corporate Bond ETF and the iShares J.P. Morgan EM High Yield Bond ETF. Effective February 28, 2020, BFA has entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”, together with BlackRock International Limited, the “Sub-Advisers”), both affiliates of BFA, under which BFA pays BRS for services it provides to the iShares J.P. Morgan EM Local Currency Bond ETF.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

J.P. Morgan EM Corporate Bond	$29,900
J.P. Morgan EM High Yield Bond	6,977
US & Intl High Yield Corp Bond	23,729

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements (continued)

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

International High Yield Bond	$130,184	$—	$—
J.P. Morgan EM Corporate Bond	195,835	1,937,309	15,612
J.P. Morgan EM High Yield Bond	15,923,101	5,084,914	(394,846)
US & Intl High Yield Corp Bond	120,067	—	—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

International High Yield Bond	$20,098,145	$20,200,442
J.P. Morgan EM Corporate Bond	57,379,080	45,365,740
J.P. Morgan EM High Yield Bond	315,765,939	212,412,134
J.P. Morgan EM Local Currency Bond	209,227,983	192,341,389
US & Intl High Yield Corp Bond	56,450,432	54,063,491

For the year ended October 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

International High Yield Bond	$4,906,344	$—
J.P. Morgan EM Corporate Bond	82,668,528	39,587,897
J.P. Morgan EM High Yield Bond	52,466,889	137,250,310
J.P. Morgan EM Local Currency Bond	87,949,943	85,787,881
US & Intl High Yield Corp Bond	39,766,819	34,243,031

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions and net investment loss, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

J.P. Morgan EM Corporate Bond	$(3,322,669)	$3,322,669
J.P. Morgan EM High Yield Bond	(17,381,400)	17,381,400
J.P. Morgan EM Local Currency Bond	(29,272,079)	29,272,079
US & Intl High Yield Corp Bond	(2,671,049)	2,671,049

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/20	Year Ended 10/31/19

International High Yield Bond
Ordinary income	$495,118	$1,938,517

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Notes to Financial Statements (continued)

iShares ETF	Year Ended 10/31/20	Year Ended 10/31/19

J.P. Morgan EM Corporate Bond
Ordinary income	$ 7,540,091	$ 4,625,003

J.P. Morgan EM High Yield Bond
Ordinary income	$19,949,771	$22,615,509

J.P. Morgan EM Local Currency Bond
Ordinary income	$24,281,359	$14,295,840

US & Intl High Yield Corp Bond
Ordinary income	$ 7,407,517	$ 9,914,724

As of October 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

International High Yield Bond	$505,926	$(4,965,224)	$(974,314)	$(5,433,612)
J.P. Morgan EM Corporate Bond	712,296	(1,922,780)	1,838,301	627,817
J.P. Morgan EM High Yield Bond	2,348,993	(52,370,224)	(25,495,839)	(75,517,070)
J.P. Morgan EM Local Currency Bond	—	(29,257,942)	(29,761,110)	(59,019,052)
US & Intl High Yield Corp Bond	855,447	(9,551,833)	(1,602,348)	(10,298,734)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default and the classification of investments.

As of October 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

International High Yield Bond	$46,312,406	$1,114,791	$(2,094,583)	$(979,792)
J.P. Morgan EM Corporate Bond	223,899,091	5,816,274	(3,977,973)	1,838,301
J.P. Morgan EM High Yield Bond	343,571,808	4,212,682	(29,708,521)	(25,495,839)
J.P. Morgan EM Local Currency Bond	520,833,543	10,713,199	(39,933,162)	(29,219,963)
US & Intl High Yield Corp Bond	187,929,355	4,022,573	(5,625,199)	(1,602,626)

8.	LINE OF CREDIT

The iShares J.P. Morgan EM Local Currency Bond ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

During the year ended October 31, 2020, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements (continued)

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

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Notes to Financial Statements (continued)

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/20		Year Ended 10/31/19

iShares ETF	Shares	Amount	Shares	Amount

International High Yield Bond
Shares sold	100,000	$5,097,119	—	$—
Shares redeemed	—	—	(500,000)	(24,764,950)

Net increase (decrease)	100,000	5,097,119	(500,000)	(24,764,950)

J.P. Morgan EM Corporate Bond
Shares sold	1,900,000	98,149,834	1,800,000	90,269,497
Shares redeemed	(950,000)	(44,024,378)	(50,000)	(2,546,329)

Net increase	950,000	54,125,456	1,750,000	87,723,168

J.P. Morgan EM High Yield Bond
Shares sold	3,450,000	163,260,074	1,800,000	83,994,813
Shares redeemed	(3,550,000)	(143,992,901)	(3,450,000)	(155,217,342)

Net increase (decrease)	(100,000)	19,267,173	(1,650,000)	(71,222,529)

J.P. Morgan EM Local Currency Bond
Shares sold	4,400,000	185,174,171	8,400,000	376,361,928
Shares redeemed	(4,200,000)	(171,184,320)	(6,400,000)	(281,943,708)

Net increase	200,000	13,989,851	2,000,000	94,418,220

US & Intl High Yield Corp Bond
Shares sold	900,000	43,664,313	600,000	29,090,655
Shares redeemed	(800,000)	(36,061,251)	(1,400,000)	(65,168,541)

Net increase (decrease)	100,000	7,603,062	(800,000)	(36,077,886)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements (continued)

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares International High Yield Bond ETF,

iShares J.P. Morgan EM Corporate Bond ETF, iShares J.P. Morgan EM High Yield Bond ETF,

iShares J.P. Morgan EM Local Currency Bond ETF and iShares US & Intl High Yield Corp Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares International High Yield Bond ETF, iShares J.P. Morgan EM Corporate Bond ETF, iShares J.P. Morgan EM High Yield Bond ETF, iShares J.P. Morgan EM Local Currency Bond ETF and iShares US & Intl High Yield Corp Bond ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, issuer, transfer agent, agent bank and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	85

Important Tax Information (unaudited)

For the fiscal year ended October 31, 2020, the Funds earned foreign source income which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned

International High Yield Bond	$1,269,290
J.P. Morgan EM Corporate Bond	8,194,787
J.P. Morgan EM High Yield Bond	20,907,840
J.P. Morgan EM Local Currency Bond	26,910,842

For the fiscal year ended October 31, 2020, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends

US & Intl High Yield Corp Bond	$5,114,209

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2020:

iShares ETF	Federal Obligation Interest

International High Yield Bond	$45
J.P. Morgan EM Corporate Bond	3,705
J.P. Morgan EM High Yield Bond	15,144
J.P. Morgan EM Local Currency Bond	9,108
US & Intl High Yield Corp Bond	3,146

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

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Board Review and Approval of Investment Advisory Contract

iShares International HighYield Bond ETF, iShares J.P. Morgan EM Corporate Bond ETF, iShares J.P. Morgan EM HighYield Bond ETF, iShares US & Intl HighYield Corp Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (BIL), (together the Advisory Agreements”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BIL; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds. BFA pays BIL for sub-advisory services, and there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA(and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of BIL, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management processes and strategies for BFA and BIL, which were provided at the June 8-10, 2020 meeting and throughout the year and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	87

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

iShares J.P. Morgan EM Local Currency Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (BIL) and BlackRock (Singapore) Limited (BRS), (the “Sub-Advisory Agreements”), (together the Advisory Agreements”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BIL and BRS; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BIL and BRS for sub-advisory services, and there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreements.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA(and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of BIL and BRS, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management processes and strategies for BFA and BIL and BRS, which were provided at the June 8-10, 2020 meeting and throughout the year and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	89

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

International High Yield Bond	$0.618898	$—	$—	$0.618898	100%	—%	—%		100%
J.P. Morgan EM Corporate Bond(a)	2.085092	—	0.005410	2.090502	100	—	0	(b)	100
J.P. Morgan EM High Yield Bond	2.553293	—	—	2.553293	100	—	—		100
J.P. Morgan EM Local Currency Bond(a)	1.778911	—	0.148181	1.927092	92	—	8		100
US & Intl High Yield Corp Bond	2.107109	—	—	2.107109	100	—	—		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares J.P. Morgan EM High Yield Bond ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

S U P P L E M E N T A L I N F O R M A T I O N	91

Supplemental Information (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2019 was USD 29.44 thousand. This figure is comprised of fixed remuneration of USD 13.61 thousand and variable remuneration of USD 15.83 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 3.75 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.44 thousand.

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Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of October 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (63)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (71)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.

Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	93

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (65)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (61)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The iShares Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	95

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

LIBOR	London Interbank Offered Rate

PIK	Payment-in-kind

Currency Abbreviations

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

CNY	Chinese Yuan

COP	Colombian Peso

CZK	Czech Koruna

DOP	Dominican Peso

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

MXN	Mexican Peso

MYR	Malaysian Ringgit

PEN	Peru Nuevo Sol

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian Leu

RUB	New Russian Ruble

THB	Thai Baht

TRY	Turkish Lira

UYU	Uruguayan Peso

ZAR	South African Rand

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Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by JPMorgan Chase & Co., Markit Indices Limited or Morningstar, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1002-1020

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the five series of the registrant for which the fiscal year-end is October 31, 2020 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $78,000 for the fiscal year ended October 31, 2019 and $78,000 for the fiscal year ended October 31, 2020.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2019 and October 31, 2020 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $18,905 for the fiscal year ended October 31, 2019 and $18,905 for the fiscal year ended October 31, 2020. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended October 31, 2019 and October 31, 2020 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2020 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $18,905 for the fiscal year ended October 31, 2019 and $18,905 for the fiscal year ended October 31, 2020.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a)  (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: January 06, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: January 06, 2021

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: January 06, 2021